                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR/S

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MAY 31,

Date of reporting period:  NOVEMBER 30, 2009

ITEM 1.  SEMIANNUAL REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - SEMIANNUAL REPORT FOR PERIOD ENDED NOVEMBER 30, 2009

[LOGO OF USAA]
    USAA(R)

                                     [GRAPHIC OF USAA CORNERSTONE STRATEGY FUND]

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       SEMIANNUAL REPORT
       USAA CORNERSTONE STRATEGY FUND
       NOVEMBER 30, 2009

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FUND OBJECTIVE

ACHIEVE A POSITIVE, INFLATION-ADJUSTED RATE OF RETURN OVER THE LONG TERM.

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TYPES OF INVESTMENTS

Using preset target ranges, the Fund's strategy is to invest its assets mostly in stocks (divided into the categories of U.S., international, real estate, precious metals and minerals, and other alternative investment strategies) and to a much lesser extent in bonds and money market instruments. The Fund may at times implement an equity hedging strategy and a global tactical asset allocation overlay strategy.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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TABLE OF CONTENTS

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PRESIDENT'S MESSAGE                                                            2

MANAGERS' COMMENTARY                                                           4

INVESTMENT OVERVIEW                                                           11

FINANCIAL INFORMATION

    Portfolio of Investments                                                  16

    Notes to Portfolio of Investments                                         79

    Financial Statements                                                      84

    Notes to Financial Statements                                             87

EXPENSE EXAMPLE                                                              107

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE
RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY
USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN
PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS
ABOUT THE FUND.

(C)2010, USAA. All rights reserved.

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PRESIDENT'S MESSAGE

"IN MY OPINION, THOSE WHO WERE DIVERSIFIED
WEATHERED THE STORM BETTER THAN THOSE              [PHOTO OF DANIEL S. McNAMARA]
WHO WERE AGGRESSIVELY POSITIONED."

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DECEMBER 2009

As we head into 2010, I wish you a healthy and prosperous new year. I am honored to be the new president of the USAA Investment Management Company, an organization with a rich history of service and accomplishment.

At the time of this writing, the financial markets appear to be back on track --
an excellent time, in my opinion, to take stock of the past year. At the beginning of 2009, stocks seemed priced for extinction. In the fixed income market, credit spreads (or, the difference in bond yields) had widened to record levels as investors fled to the safety of U.S. Treasury securities. The U.S.
economy was in a deep recession. Home prices continued to fall and unemployment steadily increased, leading to a sharp decline in consumer spending.

In March 2009, however, world stock prices reversed course. For example, the S&P
500 Index rose 64% between the market bottom on March 6, 2009, and November 30,
2009. The fixed income market experienced record price appreciation, and the prices of oil and other commodities such as gold and precious metals increased.
The dollar weakened, making U.S. goods and services less expensive to buyers around the world. Meanwhile, the federal government's fiscal stimulus spending, including its "cash for clunkers" program, seemed to help stabilize the economy.
In the third quarter, the U.S. gross domestic product grew at 2.2%.

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2  | USAA CORNERSTONE STRATEGY FUND
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I believe the worst of the crisis appears to be over. Nevertheless, risk remains. And no one knows exactly what will happen next. This makes it an opportune time for all of us to take stock of our investment portfolios.
Looking back at the market decline, many investors were not appropriately positioned relative to their risk tolerance. In my opinion, those who were diversified weathered the storm better than those who were aggressively positioned.

With this in mind, I have undertaken a review of my own investment portfolio.
Like a medical exam helps me to take care of my physical health, a portfolio checkup helps me to monitor my financial health. The process gives me the opportunity to reflect on my goals, re-evaluate my risk tolerance, consider changes in my investment strategy, and reposition my portfolio accordingly. I urge you to do the same. Our trained service representatives are standing ready to assist you -- free of charge.

At USAA Investment Management Company, we stand ready to help you with your investment needs. We continue to offer what we consider an excellent value --
some of the industry's top investment talent, first-class service, and no-load mutual funds. On behalf of all us, thank you for your business and the trust you have placed in us.

Sincerely,

/s/ DANIEL S. MCNAMARA
Daniel S. McNamara
President
USAA Investment Management Company

Diversification does not guarantee a profit or prevent a loss. o Mutual fund operating expenses apply and continue throughout the life of the Fund. o Past performance is no guarantee of future results.

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                                                        PRESIDENT'S MESSAGE |  3
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MANAGERS' COMMENTARY ON THE FUND

USAA Investment Management Company*       Credit Suisse Asset Management, LLC

  ARNOLD J. ESPE, CFA                       JORDAN LOW, CFA
  Bonds and Money Market Instruments        U.S. Equity Securities

  MARK W. JOHNSON, CFA                    Quantitative Management Associates LLC
  DAN DENBOW, CFA
  Precious Metals and Minerals,             MARGARET S. STUMPP, Ph.D.
  Real Estate Securities                    TED LOCKWOOD
                                            JOHN VAN BELLE, Ph.D.
  JOHN P. TOOHEY, CFA                       International Equity Securities
  WASIF A. LATIF
  U.S. Equity Securities and              Credit Suisse Securities (USA) LLC's
  International Equity Securities         Volaris Volatility Management Group**

Batterymarch Financial Management, Inc.     YIRONG LI, CFA
                                            DEFINA MALUKI, CFA
  ADAM J. PETRYK, CFA                       Index Options
  MICHAEL P. McELROY, CFA
  U.S. and International Equity
    Securities

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o HOW DID THE USAA CORNERSTONE STRATEGY FUND (THE FUND) PERFORM DURING THE
  REPORTING PERIOD?

  For the six-month reporting period ended November 30, 2009, the Fund had a total return of 20.10%. This compares to a return of 16.65% for the Lipper
  Global Flexible Portfolio Funds Index and 20.50% for the S&P 500 Index(R).

  Refer to page 12 for benchmark definitions.

  Past performance is no guarantee of future results.

  *Effective July 17, 2009, Ron Sweet no longer is a co-manager of the Fund.

  **Effective June 30, 2009, Laura B. Friedman no longer is a co-manager of the
  Fund.

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4  | USAA CORNERSTONE STRATEGY FUND
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  USAA Investment Management Company (IMCO) serves as the Fund's adviser and manages certain portfolios of the Fund. Credit Suisse Asset Management, LLC
  (Credit Suisse) manages U.S. stocks for the Fund, and Credit Suisse Securities
  (USA) LLC's Volaris Volatility Management Group (Volaris Group) is responsible for managing a strategy that involves selling index call or corresponding exchange-traded fund (ETF) options and purchasing index put or corresponding
  ETF options or put spread options against a highly correlated stock portfolio in an attempt to reduce the Fund's volatility. This strategy is also referred to as an "equity hedging strategy." Quantitative Management Associates LLC
  (QMA) manages a portion of the Fund's international stocks assets.
  Batterymarch Financial Management, Inc. (Batterymarch) manages U.S. and international stocks for the Fund.

o WHAT LED TO THE FUND'S STRONG PERFORMANCE DURING THE REPORTING PERIOD?

  There were a number of positive performance factors, but most instrumental was the outstanding performance from the U.S. bond portion of the Fund. Asset allocation also played a role, as the Fund was overweight in emerging market stocks. Our underweight position in developed international markets had little impact in terms of asset allocation as these markets slightly underperformed the S&P 500 Index; additionally, there was some index-relative underperformance by our international sub-advisers. We were neutral in U.S.
  large-cap stocks and were underweight in real estate investment trusts
  (REITs). The underweight position in REITs detracted from relative performance as these markets snapped back sharply. Taken together, our asset allocation decisions were a small, positive performance factor.

  Index collars are generally employed to protect unrealized profits from the portfolio being protected, and the index option class chosen will generally have an underlying index that most closely tracks the performance of the portfolio. While losses may be limited so are potential gains.

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                                           MANAGERS' COMMENTARY ON THE FUND |  5
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o WHAT OTHER FACTORS HAD AN IMPACT ON THE FUND'S PERFORMANCE?

  Our U.S. equity manager, Credit Suisse, implemented our U.S. stock market allocation using a diversified, quantitative approach. Their stock selection had a mildly negative impact on performance. We also continued to use the
  Volaris Group's equity hedging strategy, putting S&P 500 and Russell 2000
  Index collars on a portion of the Fund. These collars effectively limit the
  Fund's downside (and upside) performance potential and give us the flexibility to quickly change the Fund's risk profile. In the rapidly rising stock markets of the reporting period, use of these collars had a negative impact on performance. However, in light of the strong market rally since March 2009, and arguably extended valuations, the collars remained in place. The Fund has a small exposure to Deutsche iGAP Investment Trust "B" (iGAP), a global macro hedge fund, which had a slightly positive absolute return. During the reporting period, the Fund was exposed to a managed commodities mutual fund in an attempt to further diversify the Fund and build in protections against the longer-term potential for inflation and a falling dollar.

o PLEASE DISCUSS THE PERFORMANCE OF THE FUND'S U.S. BOND PORTION.

  During the reporting period, the bond portion had a total return of 30.73%, compared to 9.28% for the Lipper Intermediate Investment Grade Debt Funds
  Average. This superb performance, both absolute and relative, reflected a continuation of trends that started to take hold in March 2009, when bonds with any credit risk at all were trading at what we believed to be extremely oversold levels. We maintained and added to our positions back then when there was virtually no confidence in the credit markets, and subsequently have benefited as the markets rapidly normalized and many investors re-embraced risk.

  As the market rally has continued, we have taken some profits by trimming oversized positions and selling bonds that approached

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6  | USAA CORNERSTONE STRATEGY FUND

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  our estimate of appropriate trading levels. We have done well with investment-grade corporate bonds, commercial mortgage-backed securities, asset-backed securities and subordinated financial debt, and are still finding some value in these areas. We have reduced our position in REITs given their strong run-up, and are diversifying by seeking out new issuers.

o ARE YOU CONCERNED ABOUT INFLATION IN THE U.S. BOND PORTION?

  We are very concerned about inflation longer term because of the huge amount of U.S. government spending and monetary stimulus. However, the immediate problem the Federal Reserve Board is fighting is the potential for deflation.
  We are beginning to position the U.S. bond portion for a potentially inflationary future and higher interest rates. We have a significantly shorter average duration (a measure of interest rate sensitivity) than our
  Lipper peer group, and hold a minimal position in U.S. Treasury securities.
  This is in line with our view that longer-term U.S. Treasuries and agency mortgage-backed securities offer unattractive yields and are highly vulnerable to rising interest rates.

o HOW DID THE INTERNATIONAL DEVELOPED MARKETS PORTFOLIO MANAGED BY QMA PERFORM?

  The QMA portion underperformed the Morgan Stanley Capital International-
  Europe, Australasia and Far East Index (the MSCI-EAFE Index(R)), which we believe was not unusual for managers using a quantitative approach. We maintained a large, highly-diversified portfolio, holding 362 securities as of November 30, 2009.

  The major factor contributing to QMA's underperformance was the sharp, relatively sudden rebound in earnings expectations, which occurred after a period when these same expectations had been dramatically lowered. Such extreme shifts can be difficult for our quantitative stock selection process to be reflected in the portfolio composition over a short timeframe. In addition, certain Japanese stocks in the energy sector, which were held in the portfolio for risk

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                                           MANAGERS' COMMENTARY ON THE FUND |  7

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  control purposes, detracted from performance. As the period progressed and economic and market conditions improved, key aspects of our quantitative stock selection process began to show positive results.

  We are optimistic about international developed stock markets overall, noting that the MSCI-EAFE Index is still recovering and needs to rise by approximately 50% to get back to its October 2007 peak. As long as economic growth continues, even at a relatively slow pace, we believe that markets should be able to approach their October 2007 levels within the next three-to-five years. The factors in our quantitative stock selection process tend to be challenged when there are dramatic changes in outlook.
  Specifically, the news factor can be challenged because it relies on the general direction of earnings forecasts; our value factor can be challenged because companies that appear cheap can get even cheaper. However, our process should once again do well if, as we expect, the economy continues to normalize and fundamentals once again become a leading driver of market performance.

o HOW DID THE GLOBAL STOCK MARKET PORTFOLIO MANAGED BY BATTERYMARCH PERFORM?

  Batterymarch uses a disciplined framework to compare global stocks across multiple perspectives. IMCO regularly provides the Batterymarch team with a set of portfolio-construction guidelines that serve as a benchmark against which to manage risk. Stock selection was the primary driver of performance, which lagged our IMCO benchmark during the period.

  Almost all of the relative underpeformance came from stock selection within the United States, particularly in the industrials, consumer discretionary and, to a lesser extent, consumer staples sectors. In the industrials sector, our holdings were concentrated in more defensive names such as Lockheed Martin
  Corp. and Navistar International Corp., as opposed to capital goods-related industrial stocks, which performed better. We also were too defensively positioned in consumer stocks. Our stock selection in emerging markets, however, was strong.

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8  | USAA CORNERSTONE STRATEGY FUND

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  After having gone through a difficult period of extreme volatility and a narrowly focused market where our process struggled, Batterymarch's multi-factor framework is now performing much better. This framework includes reviewing valuations, cash flow, growth, expectations, and technical factors.
  As of the end of the period, we held a diversified portfolio of 163 stocks on a largely sector-neutral basis. Some of our largest relative overweight positions at the stock level are in emerging markets, where we prefer Latin
  American companies over Asian stocks. We also are finding value among non-U.S.
  banks, some U.S. non-bank financial stocks, and defensive, lower-price point retailers such as TJX Companies, Inc., Dollar Tree Inc., Target Corp., and
  Family Dollar Stores, Inc.

o WHAT'S USAA'S OUTLOOK?

  Our views about the nature of the U.S. economic recovery have remained remarkably stable over the past six months. We think it will be muted, with trend economic growth more volatile and significantly lower than we've enjoyed in recent decades. Access to credit will remain tight; securitization markets have yet to fully heal and banks' lending standards remain stringent, though they have loosened recently for some types of loans. Consumers and businesses will continue to focus on rebuilding their balance sheets, choosing saving over borrowing and spending. Unemployment will be structurally higher. Taxes will likely increase.

  We don't believe that U.S. consumer spending will be strong enough to create a robust recovery. However, the growth of overseas markets for American products, along with even a small increase in U.S. business spending and inventory restocking, should keep the economy growing, albeit at a slow pace.

  At current valuation levels, we believe the S&P 500 Index is discounting a strong cyclical recovery in the economy and corporate profits. We are slightly underweight in stocks relative to bonds, having reduced stock exposure multiple times in 2009. Our bias will be to further

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                                           MANAGERS' COMMENTARY ON THE FUND |  9

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  reduce stock exposure should the weight of the evidence make it appear that stocks will not meet, in our opinion, aggressive consensus revenue and earnings expectations for 2010. We remain overweight in emerging markets and precious metals and minerals stocks, have a neutral weighting in U.S.
  large-cap stocks, and have an underweight position in U.S. small-cap, international developed market, and REIT stocks.

  We believe the Fund is an exceptional single-fund solution for investors who want actively managed access to the full range of global asset classes, including alternative investments. We continue to look to build in protections against a variety of risks, including inflation and sharp market selloffs as evidenced by the iGAP hedge fund and our new commodity mutual fund exposure, as well as our use of exchange-traded funds, equity option collars, and precious metals and minerals investments. We thank you for your investment in the Fund.

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10  | USAA CORNERSTONE STRATEGY FUND

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INVESTMENT OVERVIEW

USAA CORNERSTONE STRATEGY FUND (Ticker Symbol: USCRX)

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                                         11/30/09                   5/31/09
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Net Assets                           $1,916.7 Million           $1,604.0 Million
Net Asset Value Per Share                 $20.67                     $17.21

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                   AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/09
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  5/31/09 to 11/30/09*       1 YEAR             5 YEARS               10 YEARS
         20.10%              37.32%              2.66%                  3.58%

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                                 EXPENSE RATIO**
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  BEFORE REIMBURSEMENT       1.46%          AFTER REIMBURSEMENT        1.19%

*Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

**THE BEFORE REIMBURSEMENT EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING
EXPENSES INCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, BEFORE REDUCTIONS OF ANY
EXPENSES PAID INDIRECTLY, AS REPORTED IN THE FUND'S PROSPECTUS DATED OCTOBER 1,
2009, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE NET ASSETS. THE AFTER
REIMBURSEMENT EXPENSE RATIO REPRESENTS TOTAL ANNUAL OPERATING EXPENSES, BEFORE
REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND EXCLUDING ANY ACQUIRED FUND FEES
AND EXPENSES, AFTER REIMBURSEMENT FROM USAA INVESTMENT MANAGEMENT COMPANY (IMCO)
AS REPORTED IN THE FUND'S PROSPECTUS DATED OCTOBER 1, 2009. IMCO HAS VOLUNTARILY
AGREED TO LIMIT THE FUND'S TOTAL ANNUAL OPERATING EXPENSES TO 1.19%, BEFORE
REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND EXCLUDING ANY ACQUIRED FUND FEES
AND EXPENSES, AND TO REIMBURSE THE FUND FOR EXPENSES IN EXCESS OF THIS AMOUNT.
IMCO CAN MODIFY OR TERMINATE THIS ARRANGEMENT AT ANY TIME. THESE EXPENSE RATIOS
MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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                                                       INVESTMENT OVERVIEW |  11

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                     o  CUMULATIVE PERFORMANCE COMPARISON  o

                   [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                  USAA CORNERSTONE         LIPPER GLOBAL
                   STRATEGY FUND       FLEXIBLE FUNDS INDEX     S&P 500 INDEX(R)
11/30/99            $10,000.00              $10,000.00            $10,000.00
12/31/99             10,400.88               10,672.43             10,588.96
01/31/00             10,104.63               10,454.35             10,056.95
02/29/00             10,016.55               11,035.99              9,866.57
03/31/00             10,633.08               10,982.38             10,831.81
04/30/00             10,541.00               10,614.80             10,505.92
05/31/00             10,516.98               10,448.08             10,290.37
06/30/00             10,733.16               10,822.60             10,544.06
07/31/00             10,647.03               10,688.95             10,379.21
08/31/00             10,870.65               11,053.51             11,023.91
09/30/00             10,580.77               10,727.40             10,441.92
10/31/00             10,485.52               10,519.51             10,397.78
11/30/00             10,295.02               10,113.05              9,578.02
12/31/00             10,686.50               10,522.44              9,624.90
01/31/01             10,874.87               10,658.47              9,966.39
02/28/01             10,468.84               10,120.98              9,057.63
03/31/01             10,117.22                9,621.73              8,483.83
04/30/01             10,615.34               10,112.34              9,143.11
05/31/01             10,577.67               10,034.99              9,204.37
06/30/01             10,414.42                9,888.33              8,980.35
07/31/01             10,439.54                9,748.33              8,891.94
08/31/01             10,196.76                9,507.59              8,335.29
09/30/01              9,489.35                8,880.75              7,662.19
10/31/01              9,581.43                9,090.61              7,808.31
11/30/01             10,041.88                9,419.04              8,407.25
12/31/01             10,182.20                9,430.64              8,480.90
01/31/02             10,016.71                9,369.63              8,357.14
02/28/02             10,073.32                9,292.77              8,195.97
03/31/02             10,413.02                9,550.90              8,504.21
04/30/02             10,273.66                9,422.22              7,988.62
05/31/02             10,264.95                9,533.05              7,929.77
06/30/02              9,899.12                9,174.03              7,364.93
07/31/02              9,337.31                8,630.98              6,790.80
08/31/02              9,411.35                8,673.92              6,835.39
09/30/02              8,875.67                8,140.36              6,092.52
10/31/02              9,202.30                8,483.08              6,628.76
11/30/02              9,585.55                8,823.51              7,018.93
12/31/02              9,341.61                8,599.09              6,606.58
01/31/03              9,080.63                8,462.77              6,433.51
02/28/03              8,954.63                8,374.23              6,336.98
03/31/03              8,950.13                8,365.35              6,398.51
04/30/03              9,517.11                8,851.81              6,925.56
05/31/03              9,998.59                9,325.47              7,290.44
06/30/03             10,142.58                9,438.24              7,383.45
07/31/03             10,219.08                9,511.95              7,513.63
08/31/03             10,435.07                9,712.75              7,660.16
09/30/03             10,439.57                9,861.25              7,578.81
10/31/03             10,921.05               10,238.53              8,007.54
11/30/03             11,092.04               10,402.77              8,078.00
12/31/03             11,556.65               10,751.25              8,501.65
01/31/04             11,701.84               10,994.31              8,657.69
02/29/04             11,910.56               11,148.89              8,778.03
03/31/04             11,810.74               11,199.01              8,645.60
04/30/04             11,606.56               10,876.04              8,509.88
05/31/04             11,706.38               10,926.32              8,626.66
06/30/04             11,937.79               11,078.57              8,794.41
07/31/04             11,588.41               10,796.18              8,503.34
08/31/04             11,592.95               10,838.57              8,537.74
09/30/04             11,797.13               11,098.91              8,630.20
10/31/04             11,969.55               11,302.47              8,762.05
11/30/04             12,464.12               11,825.76              9,116.58
12/31/04             12,886.60               12,162.41              9,426.80
01/31/05             12,669.33               11,946.50              9,197.02
02/28/05             12,968.68               12,226.86              9,390.57
03/31/05             12,746.58               11,999.32              9,224.28
04/30/05             12,553.45               11,873.68              9,049.33
05/31/05             12,809.34               12,101.22              9,337.27
06/30/05             12,852.80               12,233.15              9,350.52
07/31/05             13,229.40               12,524.84              9,698.26
08/31/05             13,321.14               12,596.83              9,609.77
09/30/05             13,403.22               12,828.46              9,687.60
10/31/05             13,108.70               12,582.85              9,526.10
11/30/05             13,388.73               12,893.03              9,886.40
12/31/05             13,599.10               13,233.97              9,889.84
01/31/06             13,961.54               13,770.54             10,151.70
02/28/06             13,930.02               13,760.32             10,179.25
03/31/06             14,108.61               13,952.15             10,305.95
04/30/06             14,365.99               14,245.77             10,444.34
05/31/06             13,919.52               13,893.28             10,143.74
06/30/06             13,940.53               13,786.12             10,157.49
07/31/06             14,056.08               13,799.22             10,220.14
08/31/06             14,371.24               14,093.29             10,463.31
09/30/06             14,492.05               14,260.36             10,732.96
10/31/06             14,870.24               14,581.49             11,082.70
11/30/06             15,248.44               14,929.85             11,293.45
12/31/06             15,477.72               15,088.81             11,451.87
01/31/07             15,669.16               15,226.50             11,625.06
02/28/07             15,611.15               15,152.58             11,397.69
03/31/07             15,785.18               15,273.93             11,525.17
04/30/07             16,197.07               15,646.08             12,035.68
05/31/07             16,539.34               15,965.62             12,455.66
06/30/07             16,382.71               15,936.51             12,248.74
07/31/07             16,098.45               15,861.06             11,868.97
08/31/07             16,104.25               15,805.59             12,046.88
09/30/07             16,736.59               16,364.83             12,497.42
10/31/07             17,200.69               16,742.06             12,696.21
11/30/07             16,510.34               16,267.01             12,165.43
12/31/07             16,410.93               16,104.87             12,081.03
01/31/08             15,606.02               15,536.55             11,356.39
02/29/08             15,486.28               15,484.63             10,987.47
03/31/08             15,240.15               15,402.83             10,940.03
04/30/08             15,732.41               15,890.52             11,472.84
05/31/08             16,078.32               16,053.69             11,621.45
06/30/08             15,160.32               15,192.76             10,641.71
07/31/08             14,827.71               14,886.78             10,552.26
08/31/08             14,628.14               14,754.41             10,704.89
09/30/08             13,204.58               13,377.37              9,751.01
10/31/08             10,976.10               11,268.26              8,113.35
11/30/08             10,350.79               10,642.79              7,531.18
12/31/08             10,754.86               10,891.63              7,611.31
01/31/09             10,046.58               10,284.45              6,969.78
02/28/09              9,283.29                9,548.88              6,227.65
03/31/09              9,792.15               10,096.05              6,773.17
04/30/09             10,686.10               10,852.96              7,421.42
05/31/09             11,834.47               11,700.37              7,836.52
06/30/09             11,958.25               11,764.71              7,852.07
07/31/09             12,673.41               12,529.97              8,445.98
08/31/09             13,072.25               12,951.33              8,750.91
09/30/09             13,759.90               13,394.27              9,077.46
10/31/09             13,780.53               13,196.83              8,908.83
11/30/09             14,213.74               13,648.74              9,443.21

                                   [END CHART]

                         Data from 11/30/99 to 11/30/09.

The graph illustrates the comparison of a $10,000 hypothetical investment in the
USAA Cornerstone Strategy Fund to the following benchmarks:

o The unmanaged Lipper Global Flexible Funds Index tracks the total return performance of the 30 largest funds within the Lipper Global Flexible
  Portfolio Funds category.

o The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

12  | USAA CORNERSTONE STRATEGY FUND

================================================================================

TOP 3 HOLDINGS IN EACH CATEGORY* -- 11/30/2009
(% of Net Assets)

--------------------------------------------------------------------------------

  INTERNATIONAL EQUITY SECURITIES
      iShares MSCI Emerging Markets Index ETF**                            5.4%
      iShares MSCI EAFE Index ETF                                          1.0%
      Vale S.A. "A"                                                        0.2%

  BONDS
      Fifth Third Capital Trust IV                                         0.4%
      Glen Meadow                                                          0.4%
      Oil Casualty Insurance Ltd.                                          0.4%

  U.S. EQUITY SECURITIES
      SPDR Trust Series 1 ETF**                                            6.9%
      Microsoft Corp.                                                      0.7%
      Exxon Mobil Corp.                                                    0.6%

  OTHER ALTERNATIVE INVESTMENT STRATEGIES
      Deutsche iGAP Investment Trust "B"                                   2.4%
      PIMCO Commodity Real Return Strategy Fund                            0.8%

  PRECIOUS METALS AND MINERALS SECURITIES
      Compania de Minas Buenaventura S.A. ADR                              0.2%
      IAMGOLD Corp.                                                        0.2%
      Silver Wheaton Corp.                                                 0.2%

  GLOBAL REAL ESTATE EQUITY SECURITIES
      SPDR DJ Wilshire International Real Estate ETF                       0.7%
      ING International Real Estate Fund                                   0.7%
      Annaly Capital Management, Inc.                                      0.1%

 * Excludes money market instruments.

** Pursuant to a Securities and Exchange Commission (SEC) exemptive order, the
   Fund may invest in an amount that exceeds the Fund's limitations as set forth in the Investment Company Act of 1940 that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages 16-78.

Foreign and precious metals and minerals investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                               TOP 10 INDUSTRIES*
                                 AS OF 11/30/09
                                (% of Net Assets)

        Commercial Mortgage-Backed Securities ..................... 7.4%
        Diversified Banks ......................................... 4.8%
        Asset-Backed Financing .................................... 4.1%
        Multi-Line Insurance ...................................... 2.9%
        Regional Banks ............................................ 2.8%
        Integrated Oil & Gas ...................................... 2.7%
        Gold ...................................................... 2.4%
        Pharmaceuticals ........................................... 2.4%
        Life & Health Insurance ................................... 2.3%
        Electric Utilities ........................................ 2.2%

* Excludes U.S. government and exchange-traded funds.

================================================================================

14  | USAA CORNERSTONE STRATEGY FUND

================================================================================

                      o  ASSET ALLOCATION -- 11/30/2009*  o

                         [PIE CHART OF ASSET ALLOCATION]

      U.S. EQUITY SECURITIES                                         38.5%
      BONDS                                                          30.7%
      INTERNATIONAL EQUITY SECURITIES                                22.6%
      PRECIOUS METALS AND MINERALS SECURITIES                         3.1%
      GLOBAL REAL ESTATE EQUITY SECURITIES                            3.1%
      MONEY MARKET INSTRUMENTS*                                       1.6%

                                   [END CHART]

* Excludes futures, options, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

PORTFOLIO OF INVESTMENTS

November 30, 2009 (unaudited)

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

U.S. EQUITY SECURITIES (38.5%)

COMMON STOCKS (27.7%)

CONSUMER DISCRETIONARY (4.1%)
-----------------------------
ADVERTISING (0.0%)
        1,900   Arbitron, Inc.                                                                   $         41
        1,100   Clear Channel Outdoor Holdings, Inc. "A"*                                                  10
        7,562   Harte Hanks, Inc.                                                                          73
        3,500   Interpublic Group of Companies, Inc.*                                                      22
       17,800   National Cinemedia, Inc.                                                                  260
        2,200   Omnicom Group, Inc.                                                                        81
                                                                                                 ------------
                                                                                                          487
                                                                                                 ------------
APPAREL & ACCESSORIES & LUXURY GOODS (0.2%)
        2,500   American Apparel, Inc.*                                                                     7
        1,100   Carter's, Inc.*                                                                            24
        1,200   Cherokee, Inc.                                                                             22
       54,865   Coach, Inc.                                                                             1,906
          674   Columbia Sportswear Co.                                                                    26
        2,093   Fossil, Inc.*                                                                              65
        1,500   Fuqi International, Inc.*(a)                                                               33
        1,100   G-III Apparel Group, Ltd.*                                                                 19
        4,600   Jones Apparel Group, Inc.                                                                  78
        8,300   Liz Claiborne, Inc.*                                                                       35
        1,471   Maidenform Brands, Inc.*                                                                   21
        1,300   Movado Group, Inc.                                                                         13
        1,000   Oxford Inds, Inc.                                                                          21
          700   Perry Ellis International, Inc.*                                                           10
          500   Phillips-Van Heusen Corp.                                                                  20
        1,800   Polo Ralph Lauren Corp.                                                                   138
          500   Under Armour, Inc. "A"*                                                                    13
          200   UniFirst Corp.                                                                              9
          400   VF Corp.                                                                                   29
        1,600   Volcom, Inc.*                                                                              25
       26,400   Warnaco Group, Inc.*                                                                    1,075
                                                                                                 ------------
                                                                                                        3,589
                                                                                                 ------------
APPAREL RETAIL (0.6%)
          400   Abercrombie & Fitch Co. "A"                                                                16
       37,500   Aeropostale, Inc.*                                                                      1,181
          700   American Eagle Outfitters, Inc.                                                            11
        3,100   Buckle, Inc.(a)                                                                            85
        2,200   Cato Corp. "A"                                                                             42
        9,700   Charming Shoppes, Inc.*                                                                    47
          700   Chico's FAS, Inc.                                                                          10
        2,900   Christopher & Banks Corp.                                                                  17
        1,200   Citi Trends, Inc.*                                                                         33
        5,600   Coldwater Creek, Inc.*                                                                     24
        1,200   Collective Brands, Inc.*                                                                   23
       10,840   Dress Barn, Inc.*                                                                         233
        1,000   DSW, Inc. "A"*                                                                             23
        3,600   Finish Line, Inc. "A"                                                                      32
        1,300   Foot Locker, Inc.                                                                          12
       58,640   Gap, Inc.                                                                               1,256
        1,800   Genesco, Inc.*                                                                             47
          300   Guess?, Inc.                                                                               11
        7,600   Gymboree Corp.*                                                                           303
        5,200   Hot Topic, Inc.*                                                                           30
        1,200   J. Crew Group, Inc.*                                                                       51
          400   Jos. A. Bank Clothiers, Inc.*                                                              16
        3,500   Limited Brands, Inc.                                                                       58
        2,900   Men's Wearhouse, Inc.                                                                      59
        1,900   New York & Co., Inc.*                                                                       7
        5,300   Pacific Sunwear of California, Inc.*                                                       18
      111,135   Ross Stores, Inc.(b)                                                                    4,888
          700   Shoe Carnival, Inc.*                                                                       13

================================================================================

16  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

        3,200   Stage Stores, Inc.                                                               $         39
        2,000   Stein Mart, Inc.*                                                                          20
        2,145   Talbots, Inc.*                                                                             14
       61,226   TJX Companies, Inc.                                                                     2,350
          700   Urban Outfitters, Inc.*                                                                    22
        7,900   Wet Seal, Inc. "A"*                                                                        23
        1,600   Zumiez, Inc.*                                                                              17
                                                                                                 ------------
                                                                                                       11,031
                                                                                                 ------------
AUTO PARTS & EQUIPMENT (0.1%)
       30,200   American Axle & Manufacturing Holdings, Inc.(a)                                           189
        1,800   Amerigon, Inc.*                                                                            12
        2,400   ArvinMeritor, Inc.*                                                                        19
          500   BorgWarner, Inc.                                                                           15
       10,400   Dana Holding Corp.*                                                                        76
          964   Dorman Products, Inc.*                                                                     14
        4,785   Exide Technologies*                                                                        36
          500   Federal-Mogul Corp.*                                                                        7
        1,200   Gentex Corp.                                                                               20
        5,600   Johnson Controls, Inc.                                                                    152
        3,900   Modine Manufacturing Co.*                                                                  41
          300   Quantum Fuel Systems Technologies Worldwide, Inc.*(a)                                       -
        3,000   Spartan Motors, Inc.                                                                       16
        1,200   Standard Motor Products, Inc.*                                                             11
        1,100   Stoneridge, Inc.*                                                                           8
        6,800   Superior Industries International, Inc.                                                    97
        3,000   Tenneco, Inc.*                                                                             43
          600   TRW Automotive Holdings Corp.*                                                             13
       16,250   WABCO Holdings, Inc.                                                                      384
        1,200   Wonder Auto Technology, Inc.*                                                              14
                                                                                                 ------------
                                                                                                        1,167
                                                                                                 ------------
AUTOMOBILE MANUFACTURERS (0.1%)
      115,500   Ford Motor Co.*                                                                         1,027
        2,500   Winnebago Industries, Inc.*                                                                27
                                                                                                 ------------
                                                                                                        1,054
                                                                                                 ------------
AUTOMOTIVE RETAIL (0.2%)
       58,738   Advance Auto Parts, Inc.                                                                2,309
          800   Americas Car Mart, Inc.*                                                                   19
        6,400   Asbury Automotive Group, Inc.*                                                             68
        9,600   AutoNation, Inc.*                                                                         170
          100   AutoZone, Inc.*                                                                            15
        1,400   CarMax, Inc.*                                                                              28
       13,700   Group 1 Automotive, Inc.*                                                                 346
        1,400   Midas, Inc.*                                                                               10
          400   Monro Muffler Brake, Inc.                                                                  12
          700   O'Reilly Automotive, Inc.*                                                                 27
        3,200   Penske Automotive Group, Inc.*                                                             47
        4,000   Pep Boys - Manny, Moe & Jack                                                               32
        2,300   Sonic Automotive, Inc. "A"                                                                 20
                                                                                                 ------------
                                                                                                        3,103
                                                                                                 ------------
BROADCASTING (0.0%)
        8,100   Belo Corp. "A"                                                                             38
        4,700   CBS Corp. "B"                                                                              60
        1,600   DG FastChannel, Inc.*                                                                      43
          340   Liberty Media-Starz*                                                                       17
        3,500   Sinclair Broadcast Group, Inc. "A"                                                         13
                                                                                                 ------------
                                                                                                          171
                                                                                                 ------------
CABLE & SATELLITE (0.4%)
        2,700   Cablevision Systems Corp. "A"                                                              67
      202,000   Comcast Corp. "A"                                                                       2,963
       80,300   DIRECTV "A"*                                                                            2,540
        2,060   DISH Network Corp. "A"                                                                     43
        1,400   Knology, Inc.*                                                                             14
       55,300   Liberty Global, Inc. "A"*                                                               1,067
        4,500   Mediacom Communications Corp. "A"*                                                         18
        2,600   Outdoor Channel Holdings, Inc.*                                                            15
          900   RCN Corp.                                                                                   8
          800   Scripps Networks Interactive "A"                                                           32

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

        2,800   Time Warner Cable, Inc.                                                          $        117
        7,600   Virgin Media, Inc.                                                                        125
                                                                                                 ------------
                                                                                                        7,009
                                                                                                 ------------
CASINOS & GAMING (0.0%)
        5,100   Ameristar Casinos, Inc.                                                                    89
        1,000   Bally Technologies, Inc.*                                                                  41
        2,500   Churchill Downs, Inc.                                                                      86
        2,100   International Game Technology                                                              40
        2,000   Las Vegas Sands Corp.*                                                                     31
        4,300   Shuffle Master, Inc.*                                                                      35
        6,300   WMS Industries, Inc.*                                                                     245
          300   Wynn Resorts Ltd.                                                                          19
                                                                                                 ------------
                                                                                                          586
                                                                                                 ------------
CATALOG RETAIL (0.0%)
        3,700   HSN, Inc.*                                                                                 66
        8,700   Liberty Media Corp. Interactive "A"*                                                       93
        1,500   School Specialty, Inc.*                                                                    34
                                                                                                 ------------
                                                                                                          193
                                                                                                 ------------
COMPUTER & ELECTRONICS RETAIL (0.1%)
        2,500   Best Buy Co., Inc.                                                                        107
       26,900   GameStop Corp. "A"*                                                                       656
        3,100   hhgregg, Inc.*                                                                             60
        7,300   RadioShack Corp.                                                                          138
       24,300   Rent-A-Center, Inc.*                                                                      430
          900   Rex Stores Corp.*                                                                          12
                                                                                                 ------------
                                                                                                        1,403
                                                                                                 ------------
CONSUMER ELECTRONICS (0.0%)
        3,100   Garmin Ltd.(a)                                                                             93
          800   Universal Electronics, Inc.*                                                               17
                                                                                                 ------------
                                                                                                          110
                                                                                                 ------------
DEPARTMENT STORES (0.2%)
          800   Dillard's, Inc. "A"                                                                        14
       52,100   J.C. Penney Co., Inc.                                                                   1,497
       44,600   Kohl's Corp.*                                                                           2,370
        2,900   Macy's, Inc.                                                                               47
        1,700   Nordstrom, Inc.                                                                            57
        2,100   Retail Ventures, Inc.*                                                                     17
        7,000   Saks, Inc.*                                                                                43
          300   Sears Holdings Corp.*                                                                      21
                                                                                                 ------------
                                                                                                        4,066
                                                                                                 ------------
DISTRIBUTORS (0.0%)
          800   Core-Mark Holding Co., Inc.*                                                               24
        1,000   Genuine Parts Co.                                                                          36
          800   LKQ Corp.*                                                                                 14
                                                                                                 ------------
                                                                                                           74
                                                                                                 ------------
EDUCATION SERVICES (0.2%)
       48,984   Apollo Group, Inc. "A"*                                                                 2,796
        1,100   Bridgepoint Education, Inc.*                                                               18
        1,000   Career Education Corp.*                                                                    26
       84,300   Corinthian Colleges, Inc.*                                                              1,249
          300   DeVry, Inc.                                                                                16
        1,300   Grand Canyon Education, Inc.*                                                              25
        2,000   ITT Educational Services, Inc.*                                                           182
          100   Strayer Education, Inc.                                                                    20
        1,600   Universal Technical Institute, Inc.*                                                       30
                                                                                                 ------------
                                                                                                        4,362
                                                                                                 ------------
FOOTWEAR (0.1%)
        3,400   Brown Shoe Co., Inc.                                                                       35
       30,800   Crocs, Inc.*                                                                              150
          100   Deckers Outdoor Corp.*                                                                      9
        1,200   Iconix Brand Group, Inc.*                                                                  13
       16,983   NIKE, Inc. "B"                                                                          1,102
        2,300   Skechers U.S.A., Inc. "A"*                                                                 51
        2,900   Steven Madden Ltd.*                                                                       103
        7,100   Timberland Co. "A"*                                                                       119
        1,000   Wolverine World Wide, Inc.                                                                 26
                                                                                                 ------------
                                                                                                        1,608
                                                                                                 ------------
GENERAL MERCHANDISE STORES (0.6%)
       11,704   99 Cents Only Stores*                                                                     141
       44,759   Big Lots, Inc.*                                                                         1,032
       60,506   Dollar Tree, Inc.*                                                                      2,963
      104,329   Family Dollar Stores, Inc.                                                              3,183

================================================================================

18  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

        9,200   Fred's, Inc. "A"                                                                 $         90
       85,325   Target Corp.                                                                            3,973
                                                                                                 ------------
                                                                                                       11,382
                                                                                                 ------------
HOME FURNISHINGS (0.0%)
        3,800   Furniture Brands International, Inc.*                                                      16
       30,700   La-Z-Boy, Inc.*                                                                           293
        1,900   Leggett & Platt, Inc.                                                                      37
        3,700   Sealy Corp.*                                                                               10
        5,400   Tempur-Pedic International, Inc.*                                                         116
                                                                                                 ------------
                                                                                                          472
                                                                                                 ------------
HOME IMPROVEMENT RETAIL (0.1%)
       42,819   Home Depot, Inc.                                                                        1,172
       11,700   Lowe's Companies, Inc.                                                                    255
        1,200   Lumber Liquidators, Inc.*                                                                  28
          600   Sherwin-Williams Co.                                                                       37
                                                                                                 ------------
                                                                                                        1,492
                                                                                                 ------------
HOMEBUILDING (0.0%)
        3,100   Beazer Homes USA, Inc.*                                                                    13
          600   Cavco Industries, Inc.*                                                                    21
        4,300   Hovnanian Enterprises, Inc. "A"*                                                           17
        1,500   M/I Homes, Inc.*                                                                           17
          500   Meritage Homes Corp.                                                                        9
        2,300   Pulte Homes, Inc.                                                                          21
          600   Ryland Group, Inc.                                                                         11
        8,400   Standard Pacific Corp.*                                                                    27
          500   Toll Brothers, Inc.                                                                        10
                                                                                                 ------------
                                                                                                          146
                                                                                                 ------------
HOMEFURNISHING RETAIL (0.0%)
          900   Aaron's, Inc.                                                                              22
        1,600   Bed Bath & Beyond, Inc.*                                                                   60
        1,500   Haverty Furniture Companies, Inc.                                                          18
        7,400   Pier 1 Imports, Inc.*                                                                      28
                                                                                                 ------------
                                                                                                          128
                                                                                                 ------------
HOTELS, RESORTS, & CRUISE LINES (0.0%)
        1,650   Ambassadors Group, Inc.                                                                    19
        4,700   Carnival Corp.*                                                                           151
        3,400   Interval Leisure Group, Inc.*                                                              39
        1,100   Marcus Corp.                                                                               14
        4,000   Royal Caribbean Cruises Ltd.*                                                              98
        1,300   Starwood Hotels & Resorts Worldwide, Inc.                                                  42
       18,600   Wyndham Worldwide Corp.                                                                   345
                                                                                                 ------------
                                                                                                          708
                                                                                                 ------------
HOUSEHOLD APPLIANCES (0.1%)
        2,700   Helen of Troy Ltd.*                                                                        55
        1,033   iRobot Corp.*                                                                              15
       20,072   Whirlpool Corp.                                                                         1,489
                                                                                                 ------------
                                                                                                        1,559
                                                                                                 ------------
HOUSEWARES & SPECIALTIES (0.0%)
       16,200   American Greetings Corp. "A"                                                              335
          900   Fortune Brands, Inc.                                                                       35
          835   Jarden Corp.                                                                               23
          100   National Presto Industries, Inc.                                                            9
        2,200   Newell Rubbermaid, Inc.                                                                    32
        1,500   Tupperware Brands Corp.                                                                    70
                                                                                                 ------------
                                                                                                          504
                                                                                                 ------------
INTERNET RETAIL (0.1%)
        2,500   Amazon.com, Inc.*                                                                         340
        7,400   drugstore.com, Inc.*                                                                       22
       17,900   Expedia, Inc.*                                                                            456
          800   Netflix, Inc.*                                                                             47
        1,700   NutriSystem, Inc.                                                                          42
        3,000   Orbitz Worldwide, Inc.*                                                                    18
        1,240   Overstock.com, Inc.*                                                                       18
        1,900   PetMed Express, Inc.                                                                       31
          500   Priceline.com, Inc.*                                                                      107
        1,700   Shutterfly, Inc.*                                                                          25
          800   Stamps.com, Inc.*                                                                           7
        4,000   Ticketmaster Entertainment, Inc.*                                                          42
                                                                                                 ------------
                                                                                                        1,155
                                                                                                 ------------
LEISURE FACILITIES (0.0%)
          900   Life Time Fitness, Inc.*                                                                   20
          312   Vail Resorts, Inc.*                                                                        12
                                                                                                 ------------
                                                                                                           32
                                                                                                 ------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

LEISURE PRODUCTS (0.0%)
       30,100   Brunswick Corp.                                                                  $        302
        6,700   Callaway Golf Co.                                                                          48
          800   Hasbro, Inc.                                                                               24
          500   JAKKS Pacific, Inc.                                                                         6
       10,200   Mattel, Inc.                                                                              199
          900   Polaris Industries, Inc.                                                                   39
          800   Pool Corp.                                                                                 15
        1,700   Rc2 Corp.*                                                                                 23
        4,900   Smith & Wesson Holding Corp.*                                                              24
        1,600   Sturm Ruger & Co., Inc.(a)                                                                 17
                                                                                                 ------------
                                                                                                          697
                                                                                                 ------------
MOTORCYCLE MANUFACTURERS (0.0%)
        1,800   Harley-Davidson, Inc.                                                                      52
                                                                                                 ------------
MOVIES & ENTERTAINMENT (0.4%)
        1,100   Ascent Media Corp.*                                                                        25
          700   Cinemark Holdings, Inc.                                                                     9
        4,748   CKX, Inc.*                                                                                 26
          800   DreamWorks Animation SKG, Inc. "A"*                                                        27
        8,800   Live Nation, Inc.*                                                                         63
        1,900   LodgeNet Interactive Corp.*                                                                 9
        1,200   Marvel Entertainment, Inc.*                                                                62
       51,700   News Corp. "A"                                                                            592
       45,000   News Corp. "B"(a)                                                                         616
      177,458   Time Warner, Inc.                                                                       5,452
       10,700   Viacom, Inc. "A"*                                                                         335
        6,200   Walt Disney Co.                                                                           187
                                                                                                 ------------
                                                                                                        7,403
                                                                                                 ------------
PHOTOGRAPHIC PRODUCTS (0.0%)
       21,600   Eastman Kodak Co.*                                                                         87
                                                                                                 ------------
PUBLISHING (0.0%)
        2,400   E.W. Scripps Co. "A"*                                                                      15
        1,900   Gannett Co., Inc.                                                                          19
        1,200   Global Sources Ltd.*                                                                        7
          600   Interactive Data Corp.                                                                     15
        3,200   Journal Communications, Inc. "A"                                                           11
        2,100   Martha Stewart Living Omnimedia, Inc. "A"*                                                 10
        2,100   McGraw-Hill Companies, Inc.                                                                63
        1,000   Meredith Corp.                                                                             26
        7,900   Morningstar, Inc.*                                                                        366
        1,100   New York Times Co. "A"*                                                                     9
          300   Scholastic Corp.                                                                            8
        9,800   Valassis Communications, Inc.*                                                            145
          100   Washington Post Co. "B"                                                                    42
                                                                                                 ------------
                                                                                                          736
                                                                                                 ------------
RESTAURANTS (0.5%)
        2,200   AFC Enterprises, Inc.*                                                                     17
        1,600   BJ's Restaurants, Inc.*                                                                    27
       28,600   Bob Evans Farms, Inc.                                                                     722
          895   Buffalo Wild Wings, Inc.*                                                                  36
        1,500   California Pizza Kitchen, Inc.*                                                            19
       12,900   Cheesecake Factory*                                                                       243
          600   Chipotle Mexican Grill, Inc. "A"*                                                          50
          300   Cracker Barrel Old Country Store, Inc.                                                     11
      171,900   Darden Restaurants, Inc.                                                                5,403
        1,000   Jack in the Box, Inc.*                                                                     19
        4,800   Krispy Kreme Doughnuts, Inc.*                                                              15
       26,297   McDonald's Corp.(b)                                                                     1,663
        1,500   O'Charley's, Inc.*                                                                         10
        5,657   P.F. Chang's China Bistro, Inc.*                                                          185
          574   Panera Bread Co. "A"*                                                                      36
          400   Papa John's International, Inc.                                                             9
        1,000   Peet's Coffee & Tea, Inc.*                                                                 33
        1,200   Red Robin Gourmet Burgers, Inc.*                                                           19
        5,300   Ruby Tuesday, Inc.*                                                                        34
        5,000   Starbucks Corp.*                                                                          109

================================================================================

20  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

        2,049   Steak n Shake Co.*                                                               $         24
          900   Texas Roadhouse, Inc. "A"                                                                   9
        9,800   Wendy's/Arby's Group, Inc. "A"                                                             40
        3,500   Yum! Brands, Inc.                                                                         123
                                                                                                 ------------
                                                                                                        8,856
                                                                                                 ------------
SPECIALIZED CONSUMER SERVICES (0.0%)
          800   Brinks Home Security Holdings, Inc.*                                                       26
          500   Coinstar, Inc.*                                                                            13
        2,600   H&R Block, Inc.                                                                            53
        8,500   Hillenbrand, Inc.                                                                         156
        2,300   Jackson Hewitt Tax Service, Inc.                                                            9
          500   Matthews International Corp. "A"                                                           17
          600   Pre-Paid Legal Services, Inc.*                                                             23
        7,900   Regis Corp.                                                                               124
        1,100   Sotheby's Holdings, Inc. "A"                                                               21
        1,300   Steiner Leisure Ltd.*                                                                      51
        6,800   Stewart Enterprises, Inc. "A"                                                              32
                                                                                                 ------------
                                                                                                          525
                                                                                                 ------------
SPECIALTY STORES (0.0%)
          900   Barnes & Noble, Inc.                                                                       21
        1,700   Big 5 Sporting Goods Corp.                                                                 28
       21,500   Blockbuster, Inc. "A"*(a)                                                                  14
          600   Cabela's, Inc.                                                                              7
          500   Dick's Sporting Goods, Inc.*                                                               10
        1,600   Jo-Ann Stores, Inc.*                                                                       53
        2,300   Office Depot, Inc.*                                                                        14
        8,000   OfficeMax, Inc.*                                                                           85
        1,200   PetSmart, Inc.                                                                             31
        6,600   Sally Beauty Holdings, Inc.*                                                               46
        4,900   Staples, Inc.                                                                             114
          800   Tiffany & Co.                                                                              34
        1,050   Tractor Supply Co.*                                                                        49
          500   Ulta Salon, Cosmetics & Fragrance, Inc.                                                     8
        1,100   West Marine, Inc.*                                                                          8
        1,800   Zale Corp.*                                                                                 9
                                                                                                 ------------
                                                                                                          531
                                                                                                 ------------
TEXTILES (0.0%)
        3,600   Unifi, Inc.*                                                                               11
                                                                                                 ------------
TIRES & RUBBER (0.1%)
       24,900   Cooper Tire & Rubber Co.                                                                  446
       46,000   Goodyear Tire & Rubber Co.*                                                               631
                                                                                                 ------------
                                                                                                        1,077
                                                                                                 ------------
                Total Consumer Discretionary                                                           77,566
                                                                                                 ------------
CONSUMER STAPLES (2.9%)
-----------------------
AGRICULTURAL PRODUCTS (0.1%)
        2,200   AgFeed Industries, Inc.*(a)                                                                12
       48,560   Archer-Daniels-Midland Co.                                                              1,496
        3,500   Bunge Ltd.                                                                                217
          400   Corn Products International, Inc.                                                          11
        2,000   Darling International, Inc.*                                                               14
        3,300   Fresh Del Monte Produce, Inc.*                                                             72
                                                                                                 ------------
                                                                                                        1,822
                                                                                                 ------------
BREWERS (0.0%)
          200   Boston Beer Co., Inc. "A"                                                                   9
        1,600   Molson Coors Brewing Co. "B"                                                               72
                                                                                                 ------------
                                                                                                           81
                                                                                                 ------------
DISTILLERS & VINTNERS (0.0%)
        1,300   Constellation Brands, Inc. "A"*                                                            22
                                                                                                 ------------
DRUG RETAIL (0.2%)
       47,850   CVS Caremark Corp.                                                                      1,484
       11,500   Rite Aid Corp.*                                                                            15
       63,117   Walgreen Co.                                                                            2,454
                                                                                                 ------------
                                                                                                        3,953
                                                                                                 ------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

FOOD DISTRIBUTORS (0.0%)
        1,555   Andersons, Inc.                                                                  $         41
          647   Nash Finch Co.                                                                             21
        4,000   Sysco Corp.                                                                               108
        4,000   United Natural Foods, Inc.*                                                               101
                                                                                                 ------------
                                                                                                          271
                                                                                                 ------------
FOOD RETAIL (0.2%)
          200   Arden Group, Inc. "A"                                                                      19
        4,000   Casey's General Stores, Inc.                                                              122
       11,300   Great Atlantic & Pacific Tea Company, Inc.*                                               126
          700   Ingles Markets, Inc. "A"                                                                   11
        5,300   Kroger Co.                                                                                121
        2,800   Pantry, Inc.*                                                                              41
        1,000   Ruddick Corp.                                                                              27
      100,073   Safeway, Inc.                                                                           2,252
        1,300   SUPERVALU, Inc.                                                                            18
        2,200   Susser Holdings Corp.*                                                                     23
          500   Village Super Market, Inc. "A"                                                             15
        2,490   Weis Markets, Inc.                                                                         87
       19,200   Whole Foods Market, Inc.*                                                                 492
       39,100   Winn Dixie Stores, Inc.*                                                                  421
                                                                                                 ------------
                                                                                                        3,775
                                                                                                 ------------
HOUSEHOLD PRODUCTS (0.5%)
        5,100   Central Garden & Pet Co. "A"*                                                              42
          300   Church & Dwight Co., Inc.                                                                  18
       10,800   Clorox Co.                                                                                651
       15,700   Colgate-Palmolive Co.                                                                   1,322
          300   Energizer Holdings, Inc.*                                                                  17
       52,081   Kimberly-Clark Corp.                                                                    3,436
       68,814   Procter & Gamble Co.                                                                    4,290
          600   WD-40 Co.                                                                                  19
                                                                                                 ------------
                                                                                                        9,795
                                                                                                 ------------
HYPERMARKETS & SUPER CENTERS (0.2%)
        2,800   Costco Wholesale Corp.                                                                    168
       70,270   Wal-Mart Stores, Inc.(b)                                                                3,833
                                                                                                 ------------
                                                                                                        4,001
                                                                                                 ------------
PACKAGED FOODS & MEAT (0.6%)
          700   American Dairy, Inc.*(a)                                                                   17
          300   American Italian Pasta Co.                                                                 10
        2,300   B&G Foods, Inc. "A"                                                                        20
          900   Calavo Growers, Inc.                                                                       15
        1,800   Campbell Soup Co.                                                                          63
       13,900   Chiquita Brands International, Inc.*                                                      236
        3,000   ConAgra Foods, Inc.                                                                        67
       80,975   Dean Foods Co.*                                                                         1,288
       62,488   Del Monte Foods Co.                                                                       656
        1,300   Diamond Foods, Inc.                                                                        40
          600   Farmer Brothers Co.                                                                        10
        4,400   General Mills, Inc.                                                                       299
          500   Green Mountain Coffee Roasters, Inc.*                                                      31
        5,000   H.J. Heinz Co.                                                                            212
          400   Hain Celestial Group, Inc.*                                                                 7
       24,400   Hershey Co.                                                                               863
        9,100   Hormel Foods Corp.                                                                        341
        1,500   Imperial Sugar Co.                                                                         23
        4,600   J & J Snack Foods Corp.                                                                   166
          800   J.M. Smucker Co.                                                                           47
        1,600   Kellogg Co.                                                                                84
      220,831   Kraft Foods, Inc. "A"                                                                   5,870
        4,800   Lancaster Colony Corp.                                                                    229
        2,200   Lance, Inc.                                                                                54
          700   McCormick & Co., Inc.                                                                      25
          300   Sanderson Farms, Inc.                                                                      12
        5,100   Sara Lee Corp.                                                                             62
        5,298   Smart Balance, Inc.*                                                                       29
        1,300   Smithfield Foods, Inc.*                                                                    20
          400   Tootsie Roll Industries, Inc.                                                              10
          500   TreeHouse Foods, Inc.*                                                                     17
       76,800   Tyson Foods, Inc. "A"                                                                     923
        1,800   Zhongpin, Inc.*                                                                            25
                                                                                                 ------------
                                                                                                       11,771
                                                                                                 ------------
PERSONAL PRODUCTS (0.4%)
          900   Alberto-Culver Co.                                                                         25
        5,300   American Oriental Bioengineering, Inc.*                                                    21
        3,100   Avon Products, Inc.                                                                       106

================================================================================

22  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

        1,000   Bare Escentuals, Inc.*                                                           $         13
          300   Chattem, Inc.*                                                                             20
          800   China Sky One Medical, Inc.*                                                               13
          939   Elizabeth Arden, Inc.*                                                                     14
      152,200   Estee Lauder Companies, Inc. "A"                                                        7,128
        1,937   Herbalife Ltd.                                                                             81
          900   Mead Johnson Nutrition Co.(a)                                                              39
        1,800   Nu Skin Enterprises, Inc. "A"                                                              48
        2,800   Prestige Brands Holdings, Inc.*                                                            20
        1,500   Revlon, Inc. "A"*                                                                          27
                                                                                                 ------------
                                                                                                        7,555
                                                                                                 ------------
SOFT DRINKS (0.3%)
          300   Coca-Cola Bottling Co. Consolidated                                                        14
       17,000   Coca-Cola Co.                                                                             972
       98,128   Coca-Cola Enterprises, Inc.                                                             1,928
        2,000   Dr. Pepper Snapple Group, Inc.*                                                            52
          700   Hansen Natural Corp.*                                                                      25
          800   National Beverage Corp.*                                                                    9
        1,200   Pepsi Bottling Group, Inc.                                                                 46
          500   PepsiAmericas, Inc.                                                                        15
       38,000   PepsiCo, Inc.                                                                           2,364
                                                                                                 ------------
                                                                                                        5,425
                                                                                                 ------------
TOBACCO (0.4%)
        7,100   Alliance One International, Inc.*                                                          34
      214,058   Altria Group, Inc.(b)                                                                   4,026
       33,160   Lorillard, Inc.(b)                                                                      2,583
       24,200   Philip Morris International, Inc.                                                       1,164
        1,500   Reynolds American, Inc.                                                                    75
        2,600   Universal Corp.                                                                           112
          600   Vector Group Ltd.                                                                           8
                                                                                                 ------------
                                                                                                        8,002
                                                                                                 ------------
                Total Consumer Staples                                                                 56,473
                                                                                                 ------------
ENERGY (2.6%)
-------------
COAL & CONSUMABLE FUELS (0.0%)
          990   Alpha Natural Resources, Inc.*                                                             37
        1,000   Arch Coal, Inc.                                                                            21
        2,400   CONSOL Energy, Inc.                                                                       110
        7,500   International Coal Group, Inc.*                                                            31
        1,900   James River Coal Co.*                                                                      35
          700   Massey Energy Co.                                                                          26
        1,000   Patriot Coal Corp.*                                                                        12
        2,000   Peabody Energy Corp.                                                                       89
       10,900   USEC, Inc.*                                                                                40
                                                                                                 ------------
                                                                                                          401
                                                                                                 ------------
INTEGRATED OIL & GAS (1.3%)
       66,417   Chevron Corp.(b)                                                                        5,183
       94,260   ConocoPhillips                                                                          4,880
      160,600   Exxon Mobil Corp.(b)                                                                   12,056
        2,000   Hess Corp.                                                                                116
       74,760   Marathon Oil Corp.(b)                                                                   2,439
        1,445   Murphy Oil Corp.                                                                           82
       10,200   Occidental Petroleum Corp.                                                                824
        1,200   SandRidge Energy, Inc.*                                                                    11
                                                                                                 ------------
                                                                                                       25,591
                                                                                                 ------------
OIL & GAS DRILLING (0.3%)
        1,900   Bronco Drilling Co., Inc.*                                                                 10
          300   Diamond Offshore Drilling, Inc.                                                            30
        1,100   ENSCO International, Inc.(b)                                                               48
          600   Helmerich & Payne, Inc.                                                                    23
        6,500   Hercules Offshore, Inc.*                                                                   33
        2,000   Nabors Industries Ltd.*                                                                    41
       72,029   Noble Corp.(b)                                                                          2,976
        7,700   Parker Drilling Co.*                                                                       38
        4,228   Pioneer Drilling Co.*                                                                      26
        1,200   Pride International, Inc.*                                                                 38
        1,000   Rowan Companies, Inc.*                                                                     25
       18,250   Transocean Ltd.*                                                                        1,558
                                                                                                 ------------
                                                                                                        4,846
                                                                                                 ------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

OIL & GAS EQUIPMENT & SERVICES (0.2%)
        4,800   Allis-Chalmers Energy, Inc.*                                                     $         15
        1,000   Baker Hughes, Inc.                                                                         41
          900   BJ Services Co.                                                                            17
          300   Bristow Group, Inc.*                                                                       10
        1,500   Cameron International Corp.*                                                               57
          705   CARBO Ceramics, Inc.                                                                       42
          600   Dawson Geophysical Co.*                                                                    13
          800   Dresser-Rand Group, Inc.*(b)                                                               22
          400   Dril-Quip, Inc.*                                                                           22
          800   FMC Technologies, Inc.*                                                                    44
        8,410   Global Industries Ltd.*                                                                    49
        1,100   Gulf Island Fabrication, Inc.                                                              24
          300   GulfMark Offshore, Inc.                                                                     8
        6,000   Halliburton Co.                                                                           176
          300   Hornbeck Offshore Services, Inc.                                                            7
        8,600   ION Geophysical Corp.*                                                                     47
       10,000   Key Energy Services, Inc.*                                                                 76
        2,100   Matrix Service Co.*                                                                        18
       36,835   National-Oilwell Varco, Inc.                                                            1,585
        1,300   Natural Gas Services Group, Inc.*                                                          23
        7,300   Newpark Resources, Inc.*                                                                   20
          700   Oceaneering International, Inc.*                                                           38
          300   Oil States International, Inc.*                                                            11
          400   OYO Geospace Corp.*                                                                        13
        1,045   PHI, Inc.*                                                                                 18
        3,700   RPC, Inc.                                                                                  36
        8,300   Schlumberger Ltd.                                                                         530
          405   Seacor Holdings, Inc.*                                                                     31
        1,400   Smith International, Inc.                                                                  38
        1,200   Superior Well Services, Inc.*                                                              16
          600   Tidewater, Inc.                                                                            27
        2,300   Willbros Group, Inc.*                                                                      36
                                                                                                 ------------
                                                                                                        3,110
                                                                                                 ------------
OIL & GAS EXPLORATION & PRODUCTION (0.7%)
       22,660   Anadarko Petroleum Corp.                                                                1,349
       60,510   Apache Corp.                                                                            5,765
          800   Apco Oil and Gas International, Inc.                                                       18
          600   Arena Resources, Inc.*                                                                     25
        1,400   Atlas Energy, Inc.                                                                         36
        2,000   ATP Oil & Gas Corp.*                                                                       32
        1,000   Berry Petroleum Co. "A"                                                                    27
          600   Bill Barrett Corp.*                                                                        17
        7,900   BPZ Resources, Inc.*                                                                       58
        2,900   Brigham Exploration Co.*                                                                   30
          500   Cabot Oil & Gas Corp.                                                                      19
        6,100   Chesapeake Energy Corp.                                                                   146
          500   Cimarex Energy Co.                                                                         23
        1,200   Clayton Williams Energy, Inc.*                                                             34
        2,600   Comstock Resources, Inc.*                                                                  97
          300   Concho Resources, Inc.*                                                                    12
        1,000   Contango Oil & Gas Co.*                                                                    44
        1,600   Denbury Resources, Inc.*                                                                   21
        7,300   Devon Energy Corp.                                                                        492
          200   Encore Acquisition Co.*                                                                     9
        7,400   EOG Resources, Inc.                                                                       640
          300   Goodrich Petroleum Corp.*                                                                   7
       13,200   Gran Tierra Energy, Inc.*                                                                  75
        2,200   Gulfport Energy Corp.*                                                                     21
        2,700   Harvest Natural Resources, Inc.*                                                           16
        1,000   McMoRan Exploration Co.                                                                     7
        1,200   Newfield Exploration Co.*                                                                  51
        1,000   Noble Energy, Inc.                                                                         65
        3,000   Northern Oil and Gas, Inc.*                                                                27
       20,100   Oilsands Quest, Inc.*                                                                      24

================================================================================

24  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

          900   Panhandle Oil & Gas, Inc. "A"                                                    $         19
        1,100   Penn Virginia Corp.                                                                        20
        2,000   Petrohawk Energy Corp.*                                                                    45
        3,000   PetroQuest Energy, Inc.*                                                                   17
        1,100   Pioneer Natural Resources Co.                                                              46
          800   Plains Exploration & Production Co.*                                                       22
        8,300   Range Resources Corp.                                                                     391
        1,700   Rex Energy Corp.*                                                                          15
        2,300   Southwestern Energy Co.*                                                                  101
        1,800   Toreador Resources Corp.                                                                   15
        4,800   VAALCO Energy, Inc.                                                                        20
        2,800   W&T Offshore, Inc.                                                                         29
       64,700   XTO Energy, Inc.                                                                        2,746
                                                                                                 ------------
                                                                                                       12,673
                                                                                                 ------------
OIL & GAS REFINING & MARKETING (0.0%)
        1,900   Clean Energy Fuels Corp.*                                                                  22
          500   Sunoco, Inc.                                                                               13
          800   Tesoro Corp.                                                                               10
        3,800   Valero Energy Corp.                                                                        61
        3,200   Western Refining, Inc.*                                                                    15
          400   World Fuel Services Corp.                                                                  21
                                                                                                 ------------
                                                                                                          142
                                                                                                 ------------
OIL & GAS STORAGE & TRANSPORTATION (0.1%)
        4,200   Crosstex Energy, Inc.                                                                      21
        4,700   El Paso Corp.                                                                              45
        2,713   Golar LNG Ltd.                                                                             34
        1,400   Knightsbridge Tankers Ltd.                                                                 18
          500   Overseas Shipholding Group, Inc.                                                           19
          700   Southern Union Co.                                                                         15
        4,400   Spectra Energy Corp.                                                                       85
        1,100   Teekay Corp.                                                                               26
       93,581   Williams Companies, Inc.                                                                1,861
                                                                                                 ------------
                                                                                                        2,124
                                                                                                 ------------
                Total Energy                                                                           48,887
                                                                                                 ------------
FINANCIALS (3.7%)
-----------------
ASSET MANAGEMENT & CUSTODY BANKS (0.3%)
       14,500   Allied Capital Corp.                                                                       51
       22,635   American Capital Ltd.*                                                                     67
        1,800   Ameriprise Financial, Inc.                                                                 69
       13,693   Apollo Investment Corp.                                                                   132
        8,268   Ares Capital Corp.                                                                         96
       59,100   Bank of New York Mellon Corp.                                                           1,574
          600   BlackRock, Inc. "A"                                                                       136
       37,300   Blackstone Group LP                                                                       516
        1,600   Calamos Asset Management, Inc. "A"                                                         17
          300   Capital Southwest Corp.                                                                    24
          200   Diamond Hill Investment Group, Inc.                                                        12
          600   Eaton Vance Corp.                                                                          18
        1,100   Epoch Holding Corp.                                                                        11
          600   Federated Investors, Inc. "B"                                                              16
        1,400   Franklin Resources, Inc.                                                                  151
          500   GAMCO Investors, Inc. "A"                                                                  23
        1,700   Gladstone Capital Corp.                                                                    13
        5,000   GLG Partners, Inc.*                                                                        15
        3,127   Hercules Technology Growth Capital, Inc.                                                   31
          900   Legg Mason, Inc.                                                                           26
        5,400   MCG Capital Corp.*                                                                         21
        1,700   MVC Capital, Inc.                                                                          18
        1,723   NGP Capital Resources Co.                                                                  13
        1,500   Northern Trust Corp.                                                                       74
        1,929   PennantPark Investment Corp.                                                               16
        1,700   Penson Worldwide, Inc.*                                                                    15
        4,300   Prospect Capital Corp.                                                                     47
        1,600   Safeguard Scientifics, Inc.*                                                               15
       46,860   State Street Corp.                                                                      1,935
        1,600   T. Rowe Price Group, Inc.                                                                  78
        1,000   U.S. Global Investors, Inc. "A"                                                            13

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

          475   Virtus Investments Partners, Inc.*                                               $          7
          900   Waddell & Reed Financial, Inc. "A"                                                         26
          600   Westwood Holdings Group, Inc.                                                              21
                                                                                                 ------------
                                                                                                        5,297
                                                                                                 ------------
CONSUMER FINANCE (0.4%)
        3,900   Advance America, Cash Advance Centers, Inc.                                                24
       58,887   American Express Co.                                                                    2,463
       12,500   AmeriCredit Corp.*                                                                        231
      103,700   Capital One Financial Corp.                                                             3,978
        1,080   Cardtronics, Inc.*                                                                         12
          300   Cash America International, Inc.                                                           10
          500   Credit Acceptance Corp.*                                                                   17
       76,415   Discover Financial Services                                                             1,181
        1,900   Dollar Financial Corp.*                                                                    46
        1,300   First Cash Financial Services, Inc.*                                                       25
          600   Nelnet, Inc. "A"                                                                           11
        6,400   SLM Corp.*                                                                                 70
        1,300   World Acceptance Corp.*                                                                    38
                                                                                                 ------------
                                                                                                        8,106
                                                                                                 ------------
DIVERSIFIED BANKS (0.3%)
          900   Comerica, Inc.                                                                             26
       72,500   U.S. Bancorp                                                                            1,749
      129,594   Wells Fargo & Co.                                                                       3,634
                                                                                                 ------------
                                                                                                        5,409
                                                                                                 ------------
INSURANCE BROKERS (0.0%)
        2,200   Aon Corp.                                                                                  85
        2,713   Arthur J. Gallagher & Co.                                                                  61
          800   eHealth, Inc.*                                                                             10
        3,500   Marsh & McLennan Companies, Inc.                                                           79
          900   National Financial Partners Corp.                                                           8
                                                                                                 ------------
                                                                                                          243
                                                                                                 ------------
INVESTMENT BANKING & BROKERAGE (0.8%)
        3,800   BGC Partners, Inc. "A"                                                                     16
        5,200   Broadpoint Gleacher Security Group, Inc.*                                                  28
        6,500   Charles Schwab Corp.                                                                      119
        1,300   Duff & Phelps Corp. "A"                                                                    22
          858   Evercore Partners, Inc. "A"                                                                27
        1,400   FBR Capital Markets Corp.*                                                                  9
        5,100   GFI Group, Inc.                                                                            25
       50,328   Goldman Sachs Group, Inc.                                                               8,539
        1,019   International Assets Holding Corp.*                                                        17
        1,900   Investment Technology Group, Inc.*                                                         35
          600   Jefferies Group, Inc.*                                                                     14
        5,035   KBW, Inc.*                                                                                124
        2,100   Knight Capital Group, Inc. "A"*                                                            31
        4,700   LaBranche & Co., Inc.*                                                                     12
      144,485   Morgan Stanley                                                                          4,563
        1,800   Piper Jaffray Co., Inc.*                                                                   78
          800   Raymond James Financial, Inc.                                                              19
        1,500   Sanders Morris Harris Group, Inc.                                                           7
          500   Stifel Financial Corp.*                                                                    27
        2,000   SWS Group, Inc.                                                                            25
       57,101   TD Ameritrade Holding Corp.*                                                            1,121
        2,700   TradeStation Group, Inc.*                                                                  20
                                                                                                 ------------
                                                                                                       14,878
                                                                                                 ------------
LIFE & HEALTH INSURANCE (0.4%)
       53,458   AFLAC, Inc.                                                                             2,461
        2,600   American Equity Investment Life Insurance Co.                                              19
        2,344   Citizens, Inc.*                                                                            15
       15,900   Conseco, Inc.*                                                                             76
          900   Delphi Financial Group, Inc. "A"                                                           20

================================================================================

26  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

        3,100   Lincoln National Corp.                                                           $         71
       60,929   MetLife, Inc.                                                                           2,083
          200   National Western Life Insurance Co. "A"                                                    34
        9,400   Phoenix Companies, Inc.*                                                                   23
        1,314   Presidential Life Corp.                                                                    13
        2,000   Principal Financial Group, Inc.                                                            51
        2,100   Protective Life Corp.                                                                      35
       41,490   Prudential Financial, Inc.                                                              2,068
          605   StanCorp Financial Group, Inc.                                                             23
          528   Torchmark Corp.                                                                            23
       40,984   Unum Group                                                                                780
                                                                                                 ------------
                                                                                                        7,795
                                                                                                 ------------
MULTI-LINE INSURANCE (0.3%)
          500   American Financial Group, Inc.                                                             12
       60,795   American International Group, Inc.*(a)                                                  1,727
        1,900   American National Insurance Co.                                                           206
          600   Assurant, Inc.                                                                             18
      205,500   Genworth Financial, Inc. "A"*                                                           2,213
       86,000   Hartford Financial Services Group, Inc.                                                 2,103
        3,900   HCC Insurance Holdings, Inc.                                                              102
        3,300   Horace Mann Educators Corp.                                                                40
        5,500   Loews Corp.                                                                               195
        2,100   Unitrin, Inc.                                                                              47
                                                                                                 ------------
                                                                                                        6,663
                                                                                                 ------------
MULTI-SECTOR HOLDINGS (0.0%)
        3,000   Compass Diversified Holdings                                                               33
        1,100   Leucadia National Corp.*                                                                   24
        3,200   PICO Holdings, Inc.*                                                                       96
                                                                                                 ------------
                                                                                                          153
                                                                                                 ------------
OTHER DIVERSIFIED FINANCIAL SERVICES (0.6%)
      103,696   Bank of America Corp.                                                                   1,644
      556,773   Citigroup, Inc.                                                                         2,288
      163,875   JPMorgan Chase & Co.                                                                    6,963
                                                                                                 ------------
                                                                                                       10,895
                                                                                                 ------------
PROPERTY & CASUALTY INSURANCE (0.2%)
        1,400   Allied World Assurance Co. Holdings Ltd.                                                   67
        3,800   Allstate Corp.                                                                            108
      197,600   Ambac Financial Group, Inc.*(a)                                                           152
          730   American Physicians Capital, Inc.                                                          20
        1,300   American Safety Insurance Holdings Ltd.*                                                   20
        1,500   Amerisafe, Inc.*                                                                           25
        4,900   Assured Guaranty Ltd.                                                                     111
          700   Baldwin & Lyons, Inc. "B"                                                                  16
        6,100   Chubb Corp.                                                                               306
          800   Cincinnati Financial Corp.                                                                 20
          500   CNA Financial Corp.*                                                                       11
          700   CNA Surety Corp.*                                                                           9
        1,600   Donegal Group, Inc. "A"                                                                    23
       12,882   Employers Holdings, Inc.                                                                  197
        2,800   Erie Indemnity Co. "A"                                                                    104
        1,400   Fidelity National Financial, Inc. "A"                                                      19
        1,493   First American Corp.                                                                       47
        1,100   First Mercury Financial Corp.                                                              14
          700   FPIC Insurance Group, Inc.*                                                                25
          700   Hanover Insurance Group, Inc.                                                              29
        2,600   Harleysville Group, Inc.                                                                   82
          700   Hilltop Holdings, Inc.                                                                      9
          600   Infinity Property & Casualty Corp.                                                         24
        3,500   MBIA, Inc.*                                                                                12
        4,690   Meadowbrook Insurance Group, Inc.                                                          32
          400   National Interstate Corp.                                                                   7

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

        1,200   Navigators Group, Inc.*                                                          $         56
          700   NYMAGIC, Inc.                                                                              12
        1,200   Old Republic International Corp.                                                           13
          600   OneBeacon Insurance Group Ltd. "A"                                                          8
        2,600   PMA Capital Corp. "A"*                                                                     17
        1,500   ProAssurance Corp.*                                                                        80
        4,800   Progressive Corp.*                                                                         80
          600   RLI Corp.                                                                                  30
          901   Safety Insurance Group, Inc.                                                               32
        1,800   SeaBright Insurance Holdings, Inc.*                                                        20
       11,450   Selective Insurance Group, Inc.                                                           179
        3,057   State Auto Financial Corp.                                                                 50
        1,400   Stewart Information Services Corp.                                                         15
          754   Tower Group, Inc.                                                                          19
       17,100   Travelers Companies, Inc.(b)                                                              896
        1,300   United Fire & Casualty Co.                                                                 22
        1,200   W.R. Berkley Corp.                                                                         30
          200   White Mountains Insurance Group Ltd.                                                       65
        2,400   XL Capital Ltd. "A"                                                                        44
        1,400   Zenith National Insurance Corp.                                                            40
                                                                                                 ------------
                                                                                                        3,197
                                                                                                 ------------
REAL ESTATE DEVELOPMENT (0.0%)
          600   Avatar Holdings, Inc.*                                                                      9
                                                                                                 ------------
REAL ESTATE SERVICES (0.0%)
        5,805   Altisource Portfolio Solutions S.A.*                                                       94
                                                                                                 ------------
REGIONAL BANKS (0.3%)
        1,400   1st Source Corp.                                                                           20
        1,000   Ames National Corp.                                                                        19
          718   Arrow Financial Corp.                                                                      18
        1,200   BancFirst Corp.                                                                            45
          900   BancorpSouth, Inc.                                                                         21
          500   Bank of Hawaii Corp.                                                                       23
        6,500   Bank of the Ozarks, Inc.                                                                  173
        5,200   BB&T Corp.                                                                                129
          400   BOK Financial Corp.                                                                        19
        5,500   Boston Private Financial Holdings, Inc.                                                    26
          100   Bryn Mawr Bank Corp.                                                                        2
          600   Camden National Corp.                                                                      18
          969   Capital City Bank Group, Inc.                                                              12
        6,600   CapitalSource, Inc.                                                                        24
        2,400   Cardinal Financial Corp.                                                                   20
        2,395   Cathay General Bancorp                                                                     19
        1,475   CenterState Banks of Florida, Inc.                                                         12
        2,500   Chemical Financial Corp.                                                                   59
          161   Citizens & Northern Corp.                                                                   1
        2,800   City Holding Co.                                                                           91
        2,400   Cobiz Financial, Inc.                                                                      10
        2,200   Columbia Banking System, Inc.                                                              32
        2,700   Community Bank System, Inc.                                                                50
          900   Community Trust Bancorp, Inc.                                                              21
        2,005   Cullen/Frost Bankers, Inc.                                                                 96
        1,800   CVB Financial Corp.                                                                        14
        3,135   East West Bancorp, Inc.                                                                    46
       25,800   F.N.B. Corp.                                                                              168
        1,100   Farmers Capital Bank Corp.                                                                 10
        5,400   Fifth Third Bancorp                                                                        54
        1,144   First Bancorp                                                                              15
        6,800   First BanCorp                                                                              11
        1,400   First Bancorp, Inc.                                                                        21
        3,200   First Busey Corp.                                                                          11
        1,056   First Citizens BancShares, Inc. "A"                                                       166
        6,835   First Commonwealth Financial Corp.                                                         29
        1,145   First Community Bancshares, Inc.                                                           13
        4,200   First Financial Bancorp                                                                    56

================================================================================

28  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

        1,450   First Financial Bankshares, Inc.                                                 $         75
        2,100   First Financial Corp.                                                                      60
        1,400   First Horizon National Corp.*                                                              19
        4,015   First Midwest Bancorp, Inc.                                                                42
        1,942   Firstmerit Corp.                                                                           41
       14,700   Fulton Financial Corp.                                                                    127
        1,300   Glacier Bancorp, Inc.                                                                      17
          800   Great Southern Bancorp, Inc.                                                               18
        2,900   Hancock Holding Co.                                                                       120
        3,711   Harleysville National Corp.                                                                22
        1,027   Heartland Financial USA, Inc.                                                              14
        2,696   Home BancShares, Inc.                                                                      62
       19,200   Huntington Bancshares, Inc.                                                                73
          400   IBERIABANK Corp.                                                                           23
        1,700   Independent Bank Corp.                                                                     35
        1,900   International Bancshares Corp.                                                             32
          800   Investors Bancorp, Inc.                                                                     9
        6,600   KeyCorp                                                                                    39
        2,500   Lakeland Bancorp, Inc.                                                                     15
        1,100   Lakeland Financial Corp.                                                                   19
          600   M&T Bank Corp.                                                                             39
        3,000   MainSource Financial Group, Inc.                                                           16
        3,700   Marshall & Ilsley Corp.                                                                    21
        4,200   MB Financial, Inc.                                                                         78
          700   Metro Bancorp, Inc.*                                                                        7
        2,600   Nara Bancorp, Inc.                                                                         26
        7,500   National Penn Bancshares, Inc.                                                             41
        7,000   NBT Bancorp, Inc.                                                                         144
        1,100   Northfield Bancorp, Inc.                                                                   14
        6,400   Old National Bancorp                                                                       75
        1,400   Pacific Continental Corp.                                                                  14
          500   Pacwest Bancorp                                                                             9
        1,591   Park National Corp.                                                                        95
        1,100   Pinnacle Financial Partners, Inc.*                                                         13
        4,100   PNC Financial Services Group, Inc.                                                        234
       14,600   PrivateBancorp, Inc.                                                                      144
        1,600   Prosperity Bancshares, Inc.                                                                64
       12,325   Regions Financial Corp.                                                                    72
        1,800   Renasant Corp.                                                                             26
          700   Republic Bancorp, Inc. "A"                                                                 13
       12,300   S&T Bancorp, Inc.                                                                         196
        1,000   S.Y. Bancorp, Inc.                                                                         22
        2,100   Sandy Spring Bancorp, Inc.                                                                 20
        1,100   SCBT Financial Corp.                                                                       29
          800   Signature Bank*                                                                            25
        1,200   Simmons First National Corp. "A"                                                           30
        1,100   Smithtown Bancorp, Inc.                                                                     7
        1,190   Southside Bancshares, Inc.                                                                 24
        2,000   StellarOne Corp.                                                                           20
        6,900   Sterling Bancshares, Inc.                                                                  35
          800   Suffolk Bancorp                                                                            22
        5,000   SunTrust Banks, Inc.                                                                      118
        8,600   Susquehanna Bancshares, Inc.                                                               49
          600   SVB Financial Group*                                                                       23
        7,400   Synovus Financial Corp.                                                                    14
        2,900   Texas Capital Bancshares, Inc.*                                                            42
          600   Tompkins Financial Corp.                                                                   24
        1,700   TowneBank                                                                                  21
        1,200   TriCo Bancshares                                                                           21
        1,200   Trustmark Corp.                                                                            23
        5,200   UMB Financial Corp.                                                                       204
       13,870   Umpqua Holdings Corp.                                                                     163
        1,900   Union Bankshares Corp.                                                                     22
       10,900   United Bankshares, Inc.(a)                                                                186
        6,367   United Community Banks, Inc.*                                                              25
        1,600   Univest Corp.                                                                              26
        1,305   Valley National Bancorp                                                                    17

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

        1,200   Washington Trust Bancorp, Inc.                                                   $         18
          700   Webster Financial Corp.                                                                     9
        2,000   WesBanco, Inc.                                                                             26
        4,700   Westamerica Bancorp                                                                       250
        3,714   Western Alliance Bancorp.*                                                                 15
       13,900   Whitney Holding Corp.                                                                     112
          900   Wilmington Trust Corp.                                                                     11
        1,600   Wilshire Bancorp, Inc.                                                                     11
        1,000   Wintrust Financial Corp.                                                                   26
          900   Zions Bancorp                                                                              12
                                                                                                 ------------
                                                                                                        5,479
                                                                                                 ------------
REINSURANCE (0.0%)
        1,400   Arch Capital Group Ltd.*                                                                   98
        4,000   Maiden Holdings Ltd.                                                                       30
        3,800   Max Capital Group Ltd.                                                                     83
        4,200   Platinum Underwriters Holdings Ltd.                                                       148
          300   Reinsurance Group of America, Inc. "A"                                                     14
          500   Transatlantic Holdings, Inc.                                                               27
                                                                                                 ------------
                                                                                                          400
                                                                                                 ------------
SPECIALIZED FINANCE (0.0%)
        1,100   Asset Acceptance Capital Corp.*                                                             6
          300   CME Group, Inc.                                                                            99
        1,100   Encore Capital Group, Inc.*                                                                19
        1,000   Financial Federal Corp.                                                                    27
       10,600   Interactive Brokers Group, Inc. "A"*                                                      180
          400   IntercontinentalExchange, Inc.*                                                            43
          500   Life Partners Holdings, Inc.                                                                9
        2,500   MarketAxess Holdings, Inc.                                                                 31
        2,000   Moody's Corp.                                                                              47
        1,225   MSCI, Inc. "A"*                                                                            37
          800   NASDAQ OMX Group, Inc.*                                                                    15
        1,600   NYSE Euronext                                                                              40
        7,900   PHH Corp.*                                                                                109
          400   Portfolio Recovery Associates, Inc.*                                                       18
                                                                                                 ------------
                                                                                                          680
                                                                                                 ------------
THRIFTS & MORTGAGE FINANCE (0.1%)
        1,900   Abington Bancorp, Inc.                                                                     13
        1,800   Astoria Financial Corp.                                                                    19
        3,500   Bank Mutual Corp.                                                                          24
        1,700   BankFinancial Corp.                                                                        16
        1,900   Beneficial Mutual Bancorp, Inc.*                                                           18
        1,100   Berkshire Hills Bancorp, Inc.                                                              21
        1,300   Brookline Bancorp, Inc.                                                                    12
        1,300   Clifton Savings Bancorp, Inc.                                                              12
        1,700   Danvers Bancorp, Inc.                                                                      23
        1,200   Essa Bancorp, Inc.                                                                         15
        1,300   First Financial Holdings, Inc.                                                             17
        1,100   First Niagara Financial Group, Inc.                                                        14
        1,900   Flushing Financial Corp.                                                                   21
        1,300   Home Federal Bancorp, Inc.                                                                 16
        4,600   Hudson City Bancorp, Inc.                                                                  61
        3,758   Kearny Financial Corp.                                                                     37
       10,000   MGIC Investment Corp.*(a)                                                                  40
          500   NASB Financial, Inc.                                                                       12
        2,600   New York Community Bancorp, Inc.                                                           30
        1,800   NewAlliance Bancshares, Inc.                                                               21
        3,000   Northwest Bancorp, Inc.                                                                    69
        1,400   OceanFirst Financial Corp.                                                                 14
       13,610   Ocwen Financial Corp.*                                                                    127
        2,200   People's United Financial, Inc.                                                            36
        6,000   PMI Group, Inc.                                                                            11
        1,100   Provident Financial Services, Inc.                                                         12

================================================================================

30  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

        2,759   Provident New York Bancorp                                                       $         23
        6,700   Radian Group, Inc.                                                                         30
        1,200   Rockville Financial, Inc.                                                                  13
       23,650   TrustCo Bank Corp. NY                                                                     146
        1,300   United Financial Bancorp, Inc.                                                             17
        1,600   ViewPoint Financial Group                                                                  21
        1,900   Westfield Financial, Inc.                                                                  16
          500   WSFS Financial Corp.                                                                       13
                                                                                                 ------------
                                                                                                          990
                                                                                                 ------------
                Total Financials                                                                       70,288
                                                                                                 ------------
HEALTH CARE (3.8%)
------------------
BIOTECHNOLOGY (0.7%)
          700   Acorda Therapeutics, Inc.*                                                                 17
        1,100   Affymax, Inc.*                                                                             22
          400   Alexion Pharmaceuticals, Inc.*                                                             18
        7,600   Alkermes, Inc.*                                                                            68
        2,609   Alnylam Pharmaceuticals, Inc.*                                                             44
      116,811   Amgen, Inc.*(b)                                                                         6,582
        7,500   Arena Pharmaceuticals, Inc.*                                                               27
        3,600   ArQule, Inc.*                                                                              13
       81,400   Biogen Idec, Inc.*                                                                      3,821
       17,200   Celera Corp.*                                                                             107
        3,000   Celgene Corp.*                                                                            166
          300   Cephalon, Inc.*                                                                            17
        1,000   Cepheid*                                                                                   12
        1,833   Cubist Pharmaceuticals, Inc.*                                                              31
        3,800   Cytokinetics, Inc.*                                                                        12
          600   Dendreon Corp.*                                                                            16
        5,900   Dyax Corp.*                                                                                22
        3,734   Enzon Pharmaceuticals, Inc.*                                                               36
        5,080   Facet Biotech Corp.*                                                                       83
        2,900   Genomic Health, Inc.*                                                                      55
        8,100   Genzyme Corp.*                                                                            411
        1,300   Geron Corp.                                                                                 7
        8,300   Gilead Sciences, Inc.*                                                                    382
        1,900   GTx, Inc.*(a)                                                                               7
        4,300   Human Genome Sciences, Inc.*                                                              120
        4,771   Immunogen, Inc.*                                                                           38
        5,500   Immunomedics, Inc.*                                                                        17
       96,000   Incyte Corp.*                                                                             800
        1,100   InterMune, Inc.*                                                                           12
        2,100   Isis Pharmaceuticals, Inc.*                                                                23
        9,300   Ligand Pharmaceuticals, Inc. "B"*                                                          18
        2,500   Martek Biosciences Corp.*                                                                  44
        2,200   Maxygen, Inc.*                                                                             12
          600   Medivation, Inc.*                                                                          18
        1,700   Metabolix, Inc.*                                                                           19
        3,400   Momenta Pharmaceuticals, Inc.*                                                             34
       21,100   Myriad Genetics, Inc.*                                                                    488
        4,400   Nabi Biopharmaceuticals*                                                                   22
        5,100   Novavax, Inc.*(a)                                                                          15
        4,100   NPS Pharmaceuticals, Inc.*                                                                 13
        1,400   Onyx Pharmaceuticals, Inc.*                                                                40
        2,300   Orexigen Therapeutics, Inc.*                                                               15
        3,120   PDL BioPharma, Inc.                                                                        20
        1,800   Pharmasset, Inc.*                                                                          36
        3,100   Protalix BioTherapeutics, Inc.*                                                            31
          900   Regeneron Pharmaceuticals, Inc.*                                                           17
        2,500   Repligen Corp.*                                                                            12
        3,600   Sangamo Biosciences, Inc.*                                                                 20
        1,200   Savient Pharmaceuticals, Inc.*                                                             16
        5,800   Seattle Genetics, Inc.*                                                                    54
        1,100   Theravance, Inc.*                                                                          14
          600   United Therapeutics Corp.*                                                                 27

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

        1,000   Vertex Pharmaceuticals, Inc.*                                                    $         39
        3,500   Vical, Inc.*                                                                               10
        3,000   ZymoGenetics, Inc.*                                                                        18
                                                                                                 ------------
                                                                                                       14,038
                                                                                                 ------------
HEALTH CARE DISTRIBUTORS (0.1%)
       50,043   AmerisourceBergen Corp.                                                                 1,236
        2,800   Cardinal Health, Inc.                                                                      90
        1,100   Chindex International, Inc.*                                                               15
       17,000   Henry Schein, Inc.*                                                                       844
        1,900   McKesson Corp.                                                                            118
          900   MWI Veterinary Supply, Inc.*                                                               33
        1,200   Owens & Minor, Inc.                                                                        47
          500   Patterson Companies, Inc.*                                                                 13
        1,000   PSS World Medical, Inc.*                                                                   19
                                                                                                 ------------
                                                                                                        2,415
                                                                                                 ------------
HEALTH CARE EQUIPMENT (0.4%)
        1,785   Abaxis, Inc.*                                                                              40
        1,900   ABIOMED, Inc.*                                                                             16
        3,200   Accuray, Inc.*                                                                             17
        2,700   Alphatec Holdings, Inc.*                                                                   12
        1,900   American Medical Systems Holdings, Inc.*                                                   33
          200   Analogic Corp.                                                                              8
        2,100   AngioDynamics, Inc.*                                                                       33
        5,900   Baxter International, Inc.                                                                322
          800   Beckman Coulter, Inc.                                                                      52
       14,500   Becton, Dickinson and Co.                                                               1,085
      199,989   Boston Scientific Corp.*                                                                1,674
        1,000   C.R. Bard, Inc.                                                                            82
        1,100   Cantel Medical Corp.*                                                                      20
        2,500   Conceptus, Inc.*                                                                           42
        2,100   CryoLife, Inc.*                                                                            12
        2,300   Cyberonics, Inc.*                                                                          41
        3,800   DexCom, Inc.*                                                                              28
          400   Edwards Lifesciences Corp.*                                                                33
        8,600   ev3, Inc.*                                                                                109
          700   Exactech, Inc.*                                                                            11
        6,000   Greatbatch, Inc.*                                                                         110
          800   Hill-Rom Holdings, Inc.                                                                    18
        1,600   Hologic, Inc.*                                                                             23
        1,000   Hospira, Inc.*                                                                             47
          390   IDEXX Laboratories, Inc.*                                                                  19
        2,300   Insulet Corp.*                                                                             28
          300   Integra Lifesciences Holdings Corp.                                                        10
          200   Intuitive Surgical, Inc.*                                                                  56
        2,200   Invacare Corp.                                                                             55
        1,400   IRIS International, Inc.*                                                                  16
          700   Kensey Nash Corp.*                                                                         16
       21,000   Kinetic Concepts, Inc.*                                                                   708
        1,600   Masimo Corp.*                                                                              42
       16,600   Medtronic, Inc.                                                                           704
        1,200   Micrus Endovascular Corp.*                                                                 16
        2,300   Natus Medical, Inc.*                                                                       31
        1,000   NuVasive, Inc.*                                                                            32
        2,000   NxStage Medical, Inc.*                                                                     14
        6,000   Orthovita, Inc.*                                                                           22
        1,400   Palomar Medical Technologies, Inc.*                                                        13
          900   ResMed, Inc.*                                                                              45
          300   Sirona Dental Systems, Inc.                                                                 9
        1,100   Somanetics Corp.*                                                                          16
        1,900   SonoSite, Inc.*                                                                            43
        2,700   Spectranetics Corp.*                                                                       15
        2,700   St. Jude Medical, Inc.*                                                                    99
        2,400   Stereotaxis, Inc.*                                                                          9
        1,300   Steris Corp.                                                                               42
        2,400   Stryker Corp.                                                                             121
        1,345   SurModics, Inc.*                                                                           30
        2,900   Symmetry Medical, Inc.*                                                                    23
        1,600   Synovis Life Technologies, Inc.*                                                           19
       51,900   Thoratec Corp.*                                                                         1,546
        3,700   TomoTherapy, Inc.*                                                                         13

================================================================================

32  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

        1,200   Varian Medical Systems, Inc.*                                                    $         56
        3,600   Volcano Corp.*                                                                             53
        1,500   Zimmer Holdings, Inc.*                                                                     89
        1,700   ZOLL Medical Corp.*                                                                        42
                                                                                                 ------------
                                                                                                        7,920
                                                                                                 ------------
HEALTH CARE FACILITIES (0.1%)
          700   AmSurg Corp.*                                                                              15
          800   Assisted Living Concepts, Inc.*                                                            19
          900   Community Health Systems, Inc.*                                                            27
          900   Ensign Group, Inc.                                                                         12
        2,000   Hanger Orthopedic Group, Inc.*                                                             27
        7,200   HealthSouth Corp.*                                                                        126
        6,458   Kindred Healthcare, Inc.*                                                                  96
        1,155   MedCath Corp.*                                                                              8
          600   National Healthcare Corp.                                                                  21
       10,100   Psychiatric Solutions, Inc.*                                                              224
        1,600   Skilled Healthcare Group, Inc. "A"*                                                        11
          800   Sun Healthcare Group, Inc.                                                                  7
        3,600   Sunrise Senior Living, Inc.*                                                               11
       12,100   Tenet Healthcare Corp.*                                                                    55
          938   U.S. Physical Therapy, Inc.*                                                               14
          300   Universal Health Services, Inc. "B"                                                        17
                                                                                                 ------------
                                                                                                          690
                                                                                                 ------------
HEALTH CARE SERVICES (0.1%)
          838   Air Methods Corp.*                                                                         29
          500   Almost Family, Inc.*                                                                       18
          500   Amedisys, Inc.*                                                                            18
        2,700   AMN Healthcare Services, Inc.*                                                             22
          600   athenahealth, Inc.*                                                                        25
        1,000   Bio-Reference Laboratories, Inc.*                                                          33
        7,900   Catalyst Health Solutions, Inc.*                                                          269
          400   Chemed Corp.                                                                               18
          609   CorVel Corp.*                                                                              18
        2,505   Cross Country Healthcare, Inc.*                                                            21
          600   DaVita, Inc.*                                                                              36
          800   Emergency Medical Services Corp. "A"*                                                      39
        1,700   Express Scripts, Inc.*                                                                    146
        2,610   Gentiva Health Services, Inc.*                                                             62
        3,018   HMS Holdings Corp.*                                                                       133
        1,500   inVentiv Health, Inc.*                                                                     24
        1,300   IPC The Hospitalist Co., Inc.*                                                             41
          700   Laboratory Corp. of America Holdings*                                                      51
          500   Landauer, Inc.                                                                             28
       16,200   LHC Group, Inc.*                                                                          498
          885   Lincare Holdings, Inc.*                                                                    31
        4,000   Medco Health Solutions, Inc.*                                                             253
        1,700   Nighthawk Radiology Holdings, Inc.*                                                         9
        2,600   Odyssey Healthcare, Inc.*                                                                  38
        1,100   Omnicare, Inc.                                                                             25
          900   Providence Service Corp.*                                                                  13
        1,000   Quest Diagnostics, Inc.                                                                    58
        1,469   RehabCare Group, Inc.*                                                                     41
        2,025   ResCare, Inc.*                                                                             26
                                                                                                 ------------
                                                                                                        2,023
                                                                                                 ------------
HEALTH CARE SUPPLIES (0.1%)
       29,700   Align Technology, Inc.*                                                                   486
          100   Atrion Corp.                                                                               14
          600   Cooper Companies, Inc.                                                                     20
          800   DENTSPLY International, Inc.                                                               27
          800   Haemonetics Corp.*                                                                         43
          500   ICU Medical, Inc.*                                                                         17
        7,200   Immucor Corp.*                                                                            133

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

          600   Inverness Medical Innovations, Inc.*                                             $         25
        1,200   Medical Action Industries, Inc.*                                                           15
          700   Meridian Bioscience, Inc.                                                                  14
        2,200   Merit Medical Systems, Inc.*                                                               36
        1,100   Neogen Corp.*                                                                              36
        2,100   Quidel Corp.*                                                                              26
        4,900   RTI Biologics, Inc.*                                                                       20
           78   TranS1, Inc.*                                                                               -
          500   West Pharmaceutical Services, Inc.                                                         19
                                                                                                 ------------
                                                                                                          931
                                                                                                 ------------
HEALTH CARE TECHNOLOGY (0.0%)
          900   Cerner Corp.*                                                                              68
          800   Computer Programs and Systems, Inc.                                                        37
          900   Eclipsys Corp.*                                                                            17
        1,100   IMS Health, Inc.                                                                           23
          600   MedAssets, Inc.*                                                                           14
        2,500   Omnicell, Inc.*                                                                            26
          800   Phase Forward, Inc.*                                                                       12
        1,600   Vital Images, Inc.*                                                                        20
                                                                                                 ------------
                                                                                                          217
                                                                                                 ------------
LIFE SCIENCES TOOLS & SERVICES (0.1%)
        2,200   Accelrys, Inc.*                                                                            12
       32,200   Affymetrix, Inc.*                                                                         153
        1,800   Albany Molecular Research, Inc.*                                                           15
          800   Bio-Rad Laboratories, Inc. "A"*                                                            77
          800   Bruker Corp.                                                                                9
        2,300   Cambrex Corp.*                                                                             12
          200   Charles River Laboratories International, Inc.*                                             6
          975   Clinical Data, Inc.*                                                                       15
          300   Covance, Inc.*                                                                             16
        1,300   Dionex Corp.*                                                                              91
        3,000   Enzo Biochem, Inc.*                                                                        16
        2,400   eResearch Technology, Inc.*                                                                14
       13,200   Exelixis, Inc.*                                                                            90
          700   Illumina, Inc.*                                                                            20
        1,200   Kendle International, Inc.*                                                                18
        1,000   Life Technologies Corp.*                                                                   50
          500   Mettler Toledo International, Inc.*                                                        50
       25,600   Nektar Therapeutics*                                                                      223
          600   Pharmaceutical Product Development, Inc.                                                   13
        4,600   Sequenom, Inc.*(a)                                                                         19
        2,900   Thermo Fisher Scientific, Inc.*                                                           137
          700   Varian, Inc.*                                                                              36
       18,700   Waters Corp.*                                                                           1,099
                                                                                                 ------------
                                                                                                        2,191
                                                                                                 ------------
MANAGED HEALTH CARE (0.8%)
       47,190   Aetna, Inc.                                                                             1,374
        3,300   AMERIGROUP Corp.*                                                                          78
        1,000   Centene Corp.*                                                                             19
       95,275   CIGNA Corp.                                                                             3,056
       35,635   Coventry Health Care, Inc.*                                                               803
          700   Health Net, Inc.                                                                           15
        2,370   HealthSpring, Inc.*                                                                        39
       94,700   Humana, Inc.*                                                                           3,931
        1,486   Magellan Health Services, Inc.*                                                            55
        3,100   Molina Healthcare, Inc.*                                                                   65
        1,600   Triple-S Management Corp. "B"*                                                             26
      135,734   UnitedHealth Group, Inc.(b)                                                             3,891
          600   WellCare Health Plans, Inc.*                                                               20
       47,450   WellPoint, Inc.*                                                                        2,564
                                                                                                 ------------
                                                                                                       15,936
                                                                                                 ------------
PHARMACEUTICALS (1.4%)
       51,008   Abbott Laboratories                                                                     2,779
        2,000   Allergan, Inc.                                                                            116
        1,100   Ardea Biosciences, Inc.*                                                                   15

================================================================================

34  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

          900   Auxilium Pharmaceuticals, Inc.*                                                  $         31
        1,241   Biomimetic Therapeutics, Inc.*                                                             13
        2,800   BMP Sunstone Corp.*                                                                        11
      137,811   Bristol-Myers Squibb Co.(b)                                                             3,488
        3,100   Cypress Bioscience, Inc.*                                                                  16
        4,100   DepoMed, Inc.*                                                                             13
       11,000   Discovery Laboratories, Inc.*                                                               8
       97,233   Eli Lilly and Co.                                                                       3,571
       27,618   Endo Pharmaceuticals Holdings, Inc.*                                                      608
       41,708   Forest Laboratories, Inc.*                                                              1,279
        4,900   Impax Laboratories, Inc.*                                                                  56
        4,900   Inspire Phamaceutical, Inc.*                                                               29
       42,341   Johnson & Johnson                                                                       2,661
        1,700   King Pharmaceuticals, Inc.*                                                                20
       50,500   Medicines Co.*                                                                            396
        1,000   Medicis Pharmaceutical Corp. "A"                                                           24
      141,745   Merck & Co., Inc.                                                                       5,133
      132,700   Mylan, Inc.*                                                                            2,371
        1,300   Obagi Medical Products, Inc.*                                                              15
        2,300   Optimer Pharmaceuticals, Inc.*                                                             25
        2,945   Pain Therapeutics, Inc.*                                                                   15
          300   Perrigo Co.                                                                                12
      218,260   Pfizer, Inc.(b)                                                                         3,966
        2,200   Pozen, Inc.*                                                                               16
        4,600   Questcor Pharmaceuticals, Inc.*                                                            20
        4,500   Salix Pharmaceuticals Ltd.*                                                               103
        4,900   SuperGen, Inc.*                                                                            13
        5,689   Valeant Pharmaceuticals International*                                                    186
        2,900   ViroPharma, Inc.*                                                                          22
        4,000   VIVUS, Inc.*                                                                               32
        1,500   Watson Pharmaceuticals, Inc.*                                                              56
                                                                                                 ------------
                                                                                                       27,119
                                                                                                 ------------
                Total Health Care                                                                      73,480
                                                                                                 ------------
INDUSTRIALS (2.3%)
-----------------
AEROSPACE & DEFENSE (0.8%)
          400   AAR Corp.*                                                                                  7
       12,963   Alliant Techsystems, Inc.*                                                              1,111
          600   American Science and Engineering, Inc.                                                     42
        1,500   Applied Signal Technology, Inc.                                                            30
        1,200   Argon ST, Inc.*                                                                            22
        5,600   Boeing Co.                                                                                294
        5,809   Cubic Corp.                                                                               202
        1,500   Curtiss-Wright Corp.                                                                       43
        1,200   DigitalGlobe, Inc.*                                                                        28
          800   Ducommun, Inc.                                                                             15
        5,757   DynCorp International, Inc. "A"*                                                           80
        1,200   Esterline Technologies Corp.*                                                              48
        4,100   GenCorp, Inc.*                                                                             32
       43,707   General Dynamics Corp.                                                                  2,880
          800   Goodrich Corp.                                                                             47
        1,900   HEICO Corp.                                                                                71
        1,700   Herley Industries, Inc.*                                                                   20
        1,500   Hexcel Corp.*                                                                              16
        5,500   Honeywell International, Inc.                                                             212
        6,800   ITT Corp.                                                                                 352
       15,422   L-3 Communications Holdings, Inc.                                                       1,209
        1,400   Ladish Co., Inc.*                                                                          19
       28,100   Lockheed Martin Corp.(b)                                                                2,170
       52,200   Northrop Grumman Corp.(b)                                                               2,861
        1,000   Orbital Sciences Corp.*                                                                    13

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35


================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

          900   Precision Castparts Corp.                                                        $         93
       63,523   Raytheon Co.(b)                                                                         3,273
        1,000   Rockwell Collins, Inc.                                                                     53
        1,040   Spirit AeroSystems Holdings, Inc. "A"*                                                     19
        5,000   TASER International, Inc.*                                                                 21
          700   Teledyne Technologies, Inc.*                                                               23
        6,300   United Technologies Corp.(b)                                                              424
                                                                                                 ------------
                                                                                                       15,730
                                                                                                 ------------
AIR FREIGHT & LOGISTICS (0.1%)
          300   Atlas Air Worldwide Holdings, Inc.                                                          9
       10,900   C.H. Robinson Worldwide, Inc.                                                             608
          760   Dynamex, Inc.*                                                                             13
        1,300   Expeditors International of Washington, Inc.                                               41
        4,900   FedEx Corp.                                                                               414
          400   Forward Air Corp.                                                                           9
          600   Hub Group, Inc. "A"*                                                                       16
       11,800   United Parcel Service, Inc. "B"                                                           678
                                                                                                 ------------
                                                                                                        1,788
                                                                                                 ------------
AIRLINES (0.0%)
       10,700   AirTran Holdings, Inc.*                                                                    44
        1,800   Alaska Air Group, Inc.*                                                                    54
          200   Allegiant Travel Co.                                                                        8
        2,500   AMR Corp.*                                                                                 15
        6,000   Delta Air Lines, Inc.*                                                                     49
        1,200   Hawaiian Holdings, Inc.                                                                     8
       21,100   JetBlue Airways Corp.*                                                                    116
        3,800   Republic Airways Holdings, Inc.*                                                           26
        1,800   SkyWest, Inc.                                                                              26
        5,500   Southwest Airlines Co.                                                                     51
        6,100   UAL Corp.*                                                                                 47
       13,000   US Airways Group, Inc.*                                                                    48
                                                                                                 ------------
                                                                                                          492
                                                                                                 ------------
BUILDING PRODUCTS (0.2%)
        1,100   AAON, Inc.                                                                                 21
          750   American Woodmark Corp.                                                                    15
          200   Ameron International Corp.                                                                 11
        2,300   Apogee Enterprises, Inc.                                                                   31
       33,500   Armstrong World Industries, Inc.*                                                       1,388
        3,187   Griffon Corp.*                                                                             33
        1,400   Insteel Industries, Inc.                                                                   16
          500   Lennox International, Inc.                                                                 18
       77,900   Masco Corp.                                                                             1,058
        3,100   Quanex Building Products Corp.                                                             50
        1,200   Simpson Manufacturing Co., Inc.                                                            30
        1,327   Trex Co., Inc.*                                                                            24
          300   Universal Forest Products, Inc.                                                            11
                                                                                                 ------------
                                                                                                        2,706
                                                                                                 ------------
COMMERCIAL PRINTING (0.0%)
        5,100   Cenveo, Inc.*                                                                              39
          400   Consolidated Graphics, Inc.                                                                12
        1,800   Courier Corp.                                                                              24
       22,190   Deluxe Corp.                                                                              286
        2,200   InnerWorkings, Inc.*                                                                       11
          800   M & F Worldwide Corp.*                                                                     26
        5,200   R.R. Donnelley & Sons Co.                                                                 107
                                                                                                 ------------
                                                                                                          505
                                                                                                 ------------
CONSTRUCTION & ENGINEERING (0.4%)
          900   AECOM Technology Corp.*                                                                    23
        2,855   Dycom Industries, Inc.*                                                                    22
        1,400   EMCOR Group, Inc.*                                                                         33
      114,300   Fluor Corp.                                                                             4,855
        1,100   Granite Construction, Inc.                                                                 33
        3,300   Great Lakes Dredge & Dock Corp.                                                            19

================================================================================

36  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

          400   Insituform Technologies, Inc. "A"*                                               $          8
          800   Jacobs Engineering Group, Inc.*                                                            28
      111,963   KBR, Inc.                                                                               2,086
          500   Layne Christensen Co.*                                                                     13
          350   MasTec, Inc.*                                                                               4
          700   Michael Baker Corp.*                                                                       27
          700   Northwest Pipe Co.*                                                                        18
        1,300   Pike Electric Corp.*                                                                       12
        1,200   Quanta Services, Inc.*                                                                     23
          900   Shaw Group, Inc.*                                                                          26
        1,000   Sterling Construction Co., Inc.*                                                           17
          400   URS Corp.*                                                                                 17
        1,611   Vinci S.A.                                                                                 89
                                                                                                 ------------
                                                                                                        7,353
                                                                                                 ------------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.1%)
          300   AGCO Corp.                                                                                  9
          500   Bucyrus International, Inc.                                                                26
          700   Cascade Corp.                                                                              16
        4,400   Caterpillar, Inc.                                                                         257
        1,500   Cummins, Inc.                                                                              67
        3,500   Deere & Co.                                                                               187
       13,313   Federal Signal Corp.                                                                       76
        6,700   Force Protection, Inc.*                                                                    35
          600   Joy Global, Inc.                                                                           32
          358   Lindsay Corp.                                                                              13
        7,100   Manitowoc Co., Inc.                                                                        70
       24,158   Navistar International Corp.*                                                             797
          900   Oshkosh Corp.                                                                              36
        2,300   PACCAR, Inc.                                                                               85
          800   Trinity Industries, Inc.                                                                   15
                                                                                                 ------------
                                                                                                        1,721
                                                                                                 ------------
DIVERSIFIED SUPPORT SERVICES (0.0%)
        1,200   Cintas Corp.                                                                               34
        3,100   Comfort Systems USA, Inc.                                                                  35
          900   Enernoc, Inc.*                                                                             24
        1,543   G & K Services, Inc. "A"                                                                   34
          800   Healthcare Services Group, Inc.                                                            16
        1,100   Iron Mountain, Inc.*                                                                       27
        2,900   Mobile Mini, Inc.*                                                                         44
          400   Viad Corp.                                                                                  7
                                                                                                 ------------
                                                                                                          221
                                                                                                 ------------
ELECTRICAL COMPONENTS &  EQUIPMENT (0.1%)
          900   A. O. Smith Corp.                                                                          38
          900   Acuity Brands, Inc.                                                                        29
        4,100   Advanced Battery Technology, Inc.*(a)                                                      14
        1,600   American Superconductor Corp.*                                                             53
          700   AMETEK, Inc.                                                                               26
          800   Baldor Electric Co.                                                                        21
        3,800   Belden, Inc.                                                                               84
        1,700   Brady Corp. "A"                                                                            50
        3,200   China BAK Battery, Inc.*                                                                   10
       13,600   Emerson Electric Co.                                                                      563
        1,200   Encore Wire Corp.                                                                          24
        5,200   Ener1, Inc.*                                                                               30
          800   Energy Conversion Devices, Inc.                                                             8
        4,800   EnerSys*                                                                                  109
          500   First Solar, Inc.*                                                                         60
        1,233   Franklin Electric Co., Inc.                                                                34
        5,600   FuelCell Energy, Inc.*(a)                                                                  17
        1,200   Fushi Copperweld, Inc.*                                                                    10
        5,500   General Cable Corp.*                                                                      161
        2,500   GrafTech International Ltd.*                                                               37
        3,500   GT Solar International, Inc.*(a)                                                           17
        1,200   Harbin Electric, Inc.*                                                                     24
        1,000   La Barge, Inc.*                                                                            11
        1,600   LSI Industries, Inc.                                                                       12
        6,800   Microvision, Inc.*(a)                                                                      22
          400   Powell Industries, Inc.*                                                                   14
          400   Preformed Line Products Co.                                                                16
          700   Regal-Beloit Corp.                                                                         33

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

          900   Rockwell Automation, Inc.                                                        $         39
          500   Roper Industries, Inc.                                                                     26
          800   SunPower Corp. "A"*                                                                        16
          932   SunPower Corp. "B"*                                                                        17
          700   Thomas & Betts Corp.*                                                                      26
        1,600   Vicor Corp.*                                                                               13
        3,200   Woodward Governor Co.                                                                      74
                                                                                                 ------------
                                                                                                        1,738
                                                                                                 ------------
ENVIRONMENTAL & FACILITIES SERVICES (0.0%)
        3,091   ABM Industries, Inc.                                                                       57
          600   Clean Harbors, Inc.*                                                                       32
        5,482   Energy Solutions, Inc.                                                                     47
        2,700   Metalico, Inc.*                                                                            11
        2,300   Republic Services, Inc.                                                                    65
          600   Rollins, Inc.                                                                              11
          600   Standard Packaging Corp.*                                                                   9
          400   Stericycle, Inc.*                                                                          22
        1,400   Tetra Tech, Inc.*                                                                          37
        3,900   Waste Management, Inc.                                                                    128
        1,500   Waste Services, Inc.*                                                                      12
                                                                                                 ------------
                                                                                                          431
                                                                                                 ------------
HEAVY ELECTRICAL EQUIPMENT (0.0%)
        3,300   Broadwind Energy, Inc.*                                                                    24
       15,700   Capstone Turbine Corp.*(a)                                                                 20
        1,600   Comverge, Inc.*                                                                            16
                                                                                                 ------------
                                                                                                           60
                                                                                                 ------------
HUMAN RESOURCE & EMPLOYMENT SERVICES (0.0%)
        1,000   CDI Corp.                                                                                  12
        1,300   Heidrick & Struggles International, Inc.                                                   37
        2,100   Kelly Services, Inc. "A"*                                                                  22
        2,300   Kforce, Inc.*                                                                              30
          800   Manpower, Inc.                                                                             39
        3,000   On Assignment, Inc.*                                                                       19
          900   Robert Half International, Inc.                                                            20
        4,660   Spherion Corp.*                                                                            24
        3,600   TrueBlue, Inc.*                                                                            44
          900   Volt Information Sciences, Inc.*                                                            8
        1,030   Watson Wyatt Worldwide, Inc. "A"                                                           43
                                                                                                 ------------
                                                                                                          298
                                                                                                 ------------
INDUSTRIAL CONGLOMERATES (0.3%)
        5,000   3M Co.                                                                                    387
          700   Carlisle Companies, Inc.                                                                   22
      220,900   General Electric Co.                                                                    3,539
        6,100   McDermott International, Inc.*                                                            128
        1,300   Raven Industries, Inc.                                                                     35
          948   Standex International Corp.                                                                17
        2,100   Textron, Inc.                                                                              42
        5,600   Tredegar Corp.                                                                             81
       50,484   Tyco International Ltd.                                                                 1,811
                                                                                                 ------------
                                                                                                        6,062
                                                                                                 ------------
INDUSTRIAL MACHINERY (0.1%)
        1,500   3D Systems Corp.*                                                                          16
        1,500   Actuant Corp. "A"                                                                          24
        1,600   Albany International Corp. "A"                                                             29
        2,100   Altra Holdings, Inc.*                                                                      24
          600   Ampco-Pittsburgh Corp.                                                                     17
        1,481   Badger Meter, Inc.                                                                         52
        1,300   Barnes Group, Inc.                                                                         20
        3,200   Blount International, Inc.*                                                                31
        1,000   Briggs & Stratton Corp.                                                                    19
        1,200   Chart Industries, Inc.*                                                                    20
        1,114   China Fire & Security Group, Inc.*                                                         14
          700   CIRCOR International, Inc.                                                                 17
        1,900   CLARCOR, Inc.                                                                              61
        3,400   Colfax Corp.*                                                                              42
        2,000   Crane Co.                                                                                  56
        1,700   Danaher Corp.                                                                             121
          400   Donaldson Co., Inc.                                                                        17
        1,200   Dover Corp.                                                                                49
        1,000   Dynamic Materials Corp.                                                                    19

================================================================================

38  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

        1,100   Eaton Corp.                                                                      $         70
        1,600   EnPro Industries, Inc.*                                                                    37
        1,000   ESCO Technologies, Inc.*                                                                   33
          600   Flowserve Corp.                                                                            60
        1,179   Gorman-Rupp Co.                                                                            29
          800   Graham Corp.                                                                               15
          655   Harsco Corp.                                                                               20
        3,200   Illinois Tool Works, Inc.                                                                 156
        2,400   John Bean Technologies Corp.                                                               41
          300   K-Tron International, Inc.*                                                                29
        1,000   Kadant, Inc.*                                                                              14
        1,000   Kaydon Corp.                                                                               36
          800   L.B. Foster Co. "A"*                                                                       22
          500   Lincoln Electric Holdings, Inc.                                                            26
          200   Middleby Corp.                                                                              9
        1,088   Mueller Industries, Inc.                                                                   26
       14,100   Mueller Water Products, Inc. "A"                                                           71
        4,600   Nordson Corp.                                                                             247
          250   Omega Flex, Inc.                                                                            4
          600   Pall Corp.                                                                                 19
        1,000   Parker-Hannifin Corp.                                                                      54
          400   Pentair, Inc.                                                                              12
        1,100   PMFG, Inc.*                                                                                16
        1,900   RBC Bearings, Inc.*                                                                        44
          477   Robbins & Myers, Inc.                                                                      11
        1,481   Sun Hydraulics Corp.                                                                       35
        1,400   Tecumseh Products Co. "A"*                                                                 16
        2,050   Tennant Co.                                                                                56
        1,100   Timken Co.                                                                                 27
          300   Watts Water Technologies, Inc. "A"                                                          9
                                                                                                 ------------
                                                                                                        1,892
                                                                                                 ------------
MARINE (0.0%)
          500   Alexander & Baldwin, Inc.                                                                  15
        2,500   Genco Shipping & Trading Ltd.*(a)                                                          59
        2,400   Horizon Lines, Inc. "A"                                                                    13
          400   International Shipholding Corp.                                                            13
          500   Kirby Corp.*                                                                               17
                                                                                                 ------------
                                                                                                          117
                                                                                                 ------------
OFFICE SERVICES & SUPPLIES (0.1%)
        4,500   ACCO Brands Corp.*                                                                         29
        2,200   APAC Customer Services, Inc.*                                                              12
          700   Avery Dennison Corp.                                                                       26
          900   Herman Miller, Inc.                                                                        14
        1,000   HNI Corp.                                                                                  25
          700   ICT Group, Inc.*                                                                           11
        3,300   Interface, Inc. "A"                                                                        25
        1,900   Kimball International, Inc. "B"                                                            16
          800   Knoll, Inc.                                                                                 8
        3,100   Mine Safety Appliances Co.                                                                 77
        1,300   Pitney Bowes, Inc.                                                                         30
        5,500   Steelcase, Inc. "A"                                                                        30
       13,452   Sykes Enterprises, Inc.*                                                                  330
          400   United Stationers, Inc.*                                                                   20
                                                                                                 ------------
                                                                                                          653
                                                                                                 ------------
RAILROADS (0.1%)
        2,400   Burlington Northern Santa Fe Corp.                                                        236
       22,400   CSX Corp.                                                                               1,063
        1,600   Genesee & Wyoming, Inc. "A"*                                                               50
          300   Kansas City Southern                                                                        9
        2,700   Norfolk Southern Corp.                                                                    139
        4,300   Union Pacific Corp.                                                                       272
                                                                                                 ------------
                                                                                                        1,769
                                                                                                 ------------
RESEARCH & CONSULTING SERVICES (0.0%)
          900   Advisory Board Co.*                                                                        24
          500   Corporate Executive Board Co.                                                              11
          900   CRA International, Inc.*                                                                   22
        1,900   Diamond Management & Technology Consultants, Inc.                                          12
          200   Dun & Bradstreet Corp.                                                                     16

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  39

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

          800   Equifax, Inc.                                                                    $         23
        1,200   Exponent, Inc.*                                                                            32
          700   FTI Consulting, Inc.*                                                                      32
        2,000   Hill International, Inc.*                                                                  12
          700   ICF International, Inc.*                                                                   19
        2,000   Navigant Consulting, Inc.*                                                                 27
          300   VSE Corp.                                                                                  14
                                                                                                 ------------
                                                                                                          244
                                                                                                 ------------
SECURITY & ALARM SERVICES (0.0%)
        1,425   Brink's Co.                                                                                32
          900   Cornell Companies, Inc.*                                                                   20
          500   Corrections Corp. of America*                                                              12
          800   GEO Group, Inc.*                                                                           16
        1,500   GeoEye, Inc.*                                                                              47
                                                                                                 ------------
                                                                                                          127
                                                                                                 ------------
TRADING COMPANIES & DISTRIBUTORS (0.0%)
        2,000   Aceto Corp.                                                                                10
          900   Applied Industrial Technologies, Inc.                                                      19
       10,900   Beacon Roofing Supply, Inc.*                                                              168
          700   Fastenal Co.                                                                               26
        2,200   H&E Equipment Services, Inc.*                                                              20
        1,400   Houston Wire & Cable Co.                                                                   16
        2,600   Interline Brands, Inc.*                                                                    44
          500   Kaman Corp.                                                                                11
        4,500   Rush Enterprises, Inc. "A"*                                                                48
        1,200   TAL International Group, Inc.                                                              16
          700   Textainer Group Holding Ltd.                                                               11
          900   United Rentals, Inc.                                                                        8
          200   W.W. Grainger, Inc.                                                                        20
          500   Watsco, Inc.                                                                               25
        2,400   WESCO International, Inc.*                                                                 63
                                                                                                 ------------
                                                                                                          505
                                                                                                 ------------
TRUCKING (0.0%)
        2,700   AMERCO*                                                                                   138
        2,200   Avis Budget Group, Inc.*                                                                   22
        1,800   Celadon Group, Inc.*                                                                       17
        1,700   Dollar Thrifty Automotive Group, Inc.*                                                     31
        1,400   Knight Transportation, Inc.                                                                24
        2,400   Marten Transport, Ltd.*                                                                    41
          300   Old Dominion Freight Line, Inc.*                                                            8
          139   Patriot Transportation Holding, Inc.*                                                      13
          600   Ryder System, Inc.                                                                         24
        1,100   Saia, Inc.*                                                                                16
          900   Werner Enterprises, Inc.                                                                   17
        1,600   YRC Worldwide, Inc.*(a)                                                                     2
                                                                                                 ------------
                                                                                                          353
                                                                                                 ------------
                Total Industrials                                                                      44,765
                                                                                                 ------------
INFORMATION TECHNOLOGY (6.0%)
-----------------------------
APPLICATION SOFTWARE (0.1%)
        3,873   Actuate Corp.*                                                                             16
        3,700   Adobe Systems, Inc.*                                                                      130
        2,200   Advent Software, Inc.*                                                                     83
        2,820   ANSYS, Inc.*                                                                              110
        1,875   Autodesk, Inc.*                                                                            44
        2,000   Blackbaud, Inc.                                                                            45
          500   Blackboard, Inc.*                                                                          21
        2,700   Bottomline Technologies, Inc.*                                                             44
        1,100   Citrix Systems, Inc.*                                                                      42
       19,000   Compuware Corp.*                                                                          132
          924   Concur Technologies, Inc.*                                                                 34
        1,500   Deltek, Inc.*                                                                              11
          500   Ebix, Inc.*                                                                                26
        3,800   Epicor Software Corp.*                                                                     29
          300   FactSet Research Systems, Inc.                                                             22
       11,300   Fair Isaac Corp.                                                                          206

================================================================================

40  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

        2,500   Henry Jack & Associates, Inc.                                                    $         57
        1,400   I2 Technologies, Inc.*                                                                     26
        2,900   Informatica Corp.*                                                                         65
        1,000   Interactive Intelligence, Inc.*                                                            17
        2,000   Intuit, Inc.*                                                                              58
        2,099   JDA Software Group, Inc.*                                                                  49
        1,800   Kenexa Corp.*                                                                              20
        8,100   Lawson Software, Inc.*                                                                     53
        1,800   Manhattan Associates, Inc.*                                                                42
        2,000   Mentor Graphics Corp.*                                                                     15
          700   MicroStrategy, Inc. "A"*                                                                   61
        1,700   Monotype Imaging Holdings, Inc.*                                                           13
          500   Net 1 U.E.P.S Technologies, Inc.                                                            9
        1,600   NetScout Systems, Inc.*                                                                    20
        1,200   Nuance Communications, Inc.*                                                               18
        2,700   Parametric Technology Corp.*                                                               41
        3,300   Pegasystems, Inc.                                                                          95
        1,500   PROS Holdings, Inc.*                                                                       12
        1,300   Quest Software, Inc.*                                                                      22
        4,500   S1 Corp.*                                                                                  27
        1,200   Salesforce.com, Inc.*                                                                      75
        2,300   Smith Micro Software, Inc.*                                                                15
          900   Solarwinds, Inc.*                                                                          17
        1,600   Solera Holdings, Inc.                                                                      56
        3,600   SuccessFactors, Inc.*                                                                      54
        3,100   Symyx Technologies, Inc.*                                                                  13
        1,500   Synchronoss Technologies, Inc.*                                                            20
        1,300   Synopsys, Inc.*                                                                            29
          602   Taleo Corp. "A"*                                                                           12
        8,300   TIBCO Software, Inc.*                                                                      71
       18,200   TiVo, Inc.*                                                                               180
        2,800   Tyler Technologies, Inc.*                                                                  56
          566   Ultimate Software Group, Inc.*                                                             15
                                                                                                 ------------
                                                                                                        2,328
                                                                                                 ------------
COMMUNICATIONS EQUIPMENT (0.6%)
       27,100   3Com Corp.*                                                                               200
        1,400   Acme Packet, Inc.*                                                                         14
       97,200   ADC Telecommunications, Inc.*                                                             596
          900   ADTRAN, Inc.                                                                               19
        2,000   Airvana, Inc.*                                                                             12
        1,100   Anaren, Inc.*                                                                              15
        2,500   ARRIS Group, Inc.*                                                                         25
        2,200   Aruba Networks, Inc.*                                                                      18
          900   Avocent Corp.*                                                                             22
          884   Bel Fuse, Inc. "B"                                                                         16
        2,900   Bigband Networks, Inc.*                                                                    10
          500   Black Box Corp.                                                                            14
          800   Blue Coat Systems, Inc.*                                                                   21
        2,700   Brocade Communications Systems, Inc.*                                                      19
      163,877   Cisco Systems, Inc.*(b)                                                                 3,835
        2,000   Cogo Group, Inc.*                                                                          11
          500   Comtech Telecommunications Corp.*                                                          14
        2,000   Digi International, Inc.*                                                                  16
        7,800   EchoStar Corp. "A"*                                                                       152
        5,800   Emcore Corp.*                                                                               5
        1,300   EMS Technologies, Inc.*                                                                    17
        7,200   Extreme Networks, Inc.*                                                                    16
          300   F5 Networks, Inc.*                                                                         14
        1,700   Globecomm Systems, Inc.*                                                                   14
        7,700   Harmonic, Inc.*                                                                            39
          800   Harris Corp.                                                                               35
        4,805   Harris Stratex Networks, Inc. "A"*                                                         30
          600   Hughes Communications, Inc.*                                                               15
        6,100   Infinera Corp.*                                                                            50
          700   InterDigital, Inc.*                                                                        17
        2,600   Ixia*                                                                                      17
        2,600   JDS Uniphase Corp.*                                                                        19

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  41

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

       13,900   Juniper Networks, Inc.*                                                          $        363
          900   Loral Space & Communications, Inc.*                                                        30
      199,000   Motorola, Inc.                                                                          1,594
          700   Netgear, Inc.*                                                                             14
        2,600   Network Equipment Technologies, Inc.*                                                       9
        7,000   Neutral Tandem, Inc.*                                                                     162
          900   Oclaro, Inc.*                                                                               1
        1,300   Oplink Communications, Inc.*                                                               22
        5,400   Plantronics, Inc.                                                                         125
        8,500   Polycom, Inc.*                                                                            183
       12,300   Powerwave Technologies, Inc.*                                                              17
       83,900   QUALCOMM, Inc.                                                                          3,776
        1,900   Riverbed Technology, Inc.*                                                                 39
        2,600   SeaChange International, Inc.*                                                             15
        3,600   ShoreTel, Inc.*                                                                            18
        4,900   Sonus Networks, Inc.*                                                                      11
        1,800   Starent Networks Corp.*                                                                    62
       15,800   Sycamore Networks, Inc.*                                                                   45
        3,500   Symmetricom, Inc.*                                                                         15
        2,000   Tekelec*                                                                                   28
        2,600   Tellabs, Inc.*                                                                             15
        1,800   Viasat, Inc.*                                                                              55
                                                                                                 ------------
                                                                                                       11,916
                                                                                                 ------------
COMPUTER HARDWARE (1.1%)
        3,200   3PAR, Inc.*                                                                                33
       27,026   Apple, Inc.*(b)                                                                         5,403
        9,600   Avid Technology, Inc.*                                                                    114
        3,300   Cray, Inc.*                                                                                23
      155,971   Dell, Inc.*                                                                             2,202
          500   Diebold, Inc.                                                                              13
       84,756   Hewlett-Packard Co.                                                                     4,158
       67,480   International Business Machines Corp.(b)                                                8,526
        3,500   Palm, Inc.*(a)                                                                             38
        2,400   Silicon Graphics International Corp.*                                                      15
        1,700   Stratasys, Inc.*                                                                           25
       87,800   Sun Microsystems, Inc.*                                                                   747
        1,900   Super Micro Computer, Inc.*                                                                18
        1,600   Teradata Corp.*                                                                            47
                                                                                                 ------------
                                                                                                       21,362
                                                                                                 ------------
COMPUTER STORAGE & PERIPHERALS (0.7%)
       10,100   Adaptec, Inc.*                                                                             32
        1,300   Compellent Technologies, Inc.*                                                             27
      316,800   EMC Corp.*                                                                              5,332
        3,700   Emulex Corp.*                                                                              36
        1,200   Intermec, Inc.*                                                                            15
        1,700   Intevac, Inc.*                                                                             21
        2,100   Isilon Systems, Inc.*                                                                      12
          500   Lexmark International, Inc. "A"*                                                           13
       39,800   NetApp, Inc.*                                                                           1,227
        3,800   Netezza Corp.*                                                                             39
        2,600   Novatel Wireless, Inc.*                                                                    22
        1,200   QLogic Corp.*                                                                              21
          750   Rimage Corp.*                                                                              12
        2,900   SanDisk Corp.*                                                                             57
       13,100   Seagate Technology                                                                        198
        7,100   STEC, Inc.*                                                                                88
        2,800   Synaptics, Inc.*                                                                           75
      138,063   Western Digital Corp.*                                                                  5,086
                                                                                                 ------------
                                                                                                       12,313
                                                                                                 ------------
DATA PROCESSING & OUTSOURCED SERVICES (0.3%)
        3,600   Affiliated Computer Services, Inc. "A"*                                                   199
          500   Alliance Data Systems Corp.*                                                               30
        3,800   Automatic Data Processing, Inc.                                                           165
        1,712   Broadridge Financial Solutions, Inc.                                                       38
          800   Cass Information Systems, Inc.                                                             22
       21,756   Computer Sciences Corp.*                                                                1,203

================================================================================

42  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

          900   Convergys Corp.*                                                                 $         10
       21,374   CSG Systems International, Inc.*                                                          414
        4,800   Euronet Worldwide, Inc.*                                                                  102
        1,200   ExlService Holdings, Inc.*                                                                 19
        1,100   Fidelity National Information Services, Inc.                                               25
          900   Fiserv, Inc.*                                                                              42
        1,600   Genpact Ltd.*                                                                              21
       26,700   Global Cash Access Holdings, Inc.*                                                        199
          400   Global Payments, Inc.                                                                      20
       19,324   Hewitt Associates, Inc. "A"*                                                              776
        2,700   infoGROUP, Inc.*                                                                           22
          500   Lender Processing Services, Inc.                                                           21
        3,100   MasterCard, Inc. "A"                                                                      747
        6,700   Moneygram International, Inc.*                                                             17
        1,500   NeuStar, Inc. "A"*                                                                         35
        2,000   Online Resources Corp.*                                                                    11
        2,000   Paychex, Inc.                                                                              63
        2,600   Syntel, Inc.                                                                               98
        2,200   TNS, Inc.*                                                                                 55
        1,000   Total System Services, Inc.                                                                17
        4,800   VeriFone Holdings, Inc.*                                                                   64
       10,100   Visa, Inc. "A"                                                                            818
        4,800   Western Union Co.                                                                          89
        3,000   Wright Express Corp.*                                                                      87
                                                                                                 ------------
                                                                                                        5,429
                                                                                                 ------------
ELECTRONIC COMPONENTS (0.0%)
        1,000   Amphenol Corp. "A"                                                                         41
        1,300   AVX Corp.                                                                                  16
       13,100   Corning, Inc.                                                                             218
          600   Dolby Laboratories, Inc. "A"*                                                              27
        1,600   DTS, Inc.*                                                                                 48
        1,700   Littelfuse, Inc.*                                                                          44
        1,300   Rogers Corp.*                                                                              37
        4,100   Technitrol, Inc.                                                                           21
        2,396   Universal Display Corp.*                                                                   26
        4,100   Vishay Intertechnology, Inc.*                                                              30
                                                                                                 ------------
                                                                                                          508
                                                                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.0%)
        2,700   Agilent Technologies, Inc.*                                                                78
        7,900   Checkpoint Systems, Inc.*                                                                 112
        3,400   China Security & Surveillance Technology, Inc.*                                            21
          600   Cognex Corp.                                                                               10
          300   Coherent, Inc.                                                                              8
        2,700   Daktronics, Inc.                                                                           23
        2,200   Electro Scientific Industries, Inc.*                                                       21
        1,500   FARO Technologies, Inc.*                                                                   29
        1,300   FLIR Systems, Inc.*                                                                        37
       11,500   L-1 Identity Solutions, Inc.*                                                              71
        1,200   Measurement Specialties, Inc.*                                                             11
        1,292   MTS Systems Corp.                                                                          33
        2,900   Newport Corp.*                                                                             21
        1,300   OSI Systems, Inc.*                                                                         27
                                                                                                 ------------
                                                                                                          502
                                                                                                 ------------
ELECTRONIC MANUFACTURING SERVICES (0.0%)
        1,000   Benchmark Electronics, Inc.*                                                               18
        2,700   CTS Corp.                                                                                  25
        2,645   Echelon Corp.*                                                                             29
          600   IPG Photonics Corp.                                                                         9
        1,200   Jabil Circuit, Inc.                                                                        16
        1,810   Maxwell Technologies, Inc.*                                                                30
        1,900   Mercury Computer Systems, Inc.*                                                            20
        3,100   Methode Electronics, Inc.                                                                  25
        1,200   Molex, Inc.                                                                                22
          800   Multi-Fineline Electronix, Inc.*                                                           20
        1,600   Park Electrochemical Corp.                                                                 38

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  43

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

          600   Plexus Corp.*                                                                    $         16
        2,000   Radisys Corp.*                                                                             19
        3,300   Smart Modular Technologies, Inc.*                                                          15
          600   Trimble Navigation Ltd.*                                                                   13
        3,500   TTM Technologies, Inc.*                                                                    36
                                                                                                 ------------
                                                                                                          351
                                                                                                 ------------
HOME ENTERTAINMENT SOFTWARE (0.1%)
       65,700   Activision Blizzard, Inc.*                                                                748
        2,600   Electronic Arts, Inc.*                                                                     44
          400   Rosetta Stone, Inc.*                                                                        7
       16,300   Take-Two Interactive Software, Inc.*                                                      184
        5,900   THQ, Inc.*                                                                                 29
                                                                                                 ------------
                                                                                                        1,012
                                                                                                 ------------
INTERNET SOFTWARE & SERVICES (0.6%)
        1,000   Akamai Technologies, Inc.*                                                                 24
       10,200   Art Technology Group, Inc.*                                                                41
        1,700   comScore, Inc.*                                                                            27
        2,100   Constant Contact, Inc.*                                                                    38
        1,200   CyberSource Corp.*                                                                         21
          500   Dealertrack Holdings, Inc.                                                                  9
        1,200   Dice Holdings, Inc.*                                                                        6
        1,100   Digital River, Inc.*                                                                       28
        2,600   DivX, Inc.*                                                                                13
       59,900   EarthLink, Inc.                                                                           493
        7,600   eBay, Inc.*                                                                               186
          100   Equinix, Inc.*                                                                             10
       15,000   Google, Inc. "A"*                                                                       8,745
        2,800   Infospace, Inc.*                                                                           23
        4,500   Internap Network Services Corp.*                                                           17
        2,200   Internet Brands, Inc. "A"*                                                                 15
        3,000   Internet Capital Group, Inc.*                                                              19
        4,100   J2 Global Communications, Inc.*                                                            82
        2,500   Limelight Networks, Inc.*                                                                   9
        1,200   Liquidity Services, Inc.*                                                                  10
        1,700   Loopnet, Inc.*                                                                             17
          100   MercadoLibre, Inc.*                                                                         5
        3,800   ModusLink Global Solutions, Inc.*                                                          31
       10,400   Move, Inc.*                                                                                16
        3,900   NIC, Inc.                                                                                  34
        2,300   Perficient, Inc.*                                                                          19
        1,100   Rackspace Hosting, Inc.*                                                                   20
        6,700   RealNetworks, Inc.*                                                                        22
       16,900   Sohu.com, Inc.*(a)                                                                        942
        1,700   Switch & Data Facilities Co., Inc.*                                                        31
        4,500   Terremark Worldwide, Inc.*                                                                 28
        3,007   United Online, Inc.                                                                        20
       10,600   ValueClick, Inc.*                                                                         100
       23,800   VeriSign, Inc.*                                                                           534
        1,600   Vocus, Inc.*                                                                               26
        2,100   Web Com Group, Inc.*                                                                       12
        1,477   WebMD Health Corp. "A"*                                                                    54
        8,100   Yahoo!, Inc.*                                                                             121
                                                                                                 ------------
                                                                                                       11,848
                                                                                                 ------------
IT CONSULTING & OTHER SERVICES (0.1%)
       45,506   Accenture plc "A"                                                                       1,868
       15,524   Acxiom Corp.*                                                                             179
          500   CACI International, Inc. "A"*                                                              23
        2,200   China Information Security Technology, Inc.*                                               13
        5,500   CIBER, Inc.*                                                                               17
        2,700   Cognizant Technology Solutions Corp. "A"*                                                 119
          900   Forrester Research, Inc.*                                                                  23
        1,645   Gartner, Inc.*                                                                             31
        1,800   iGATE Corp.                                                                                17
        1,500   ManTech International Corp. "A"*                                                           65
        1,000   Maximus, Inc.                                                                              46
        1,600   MPS Group, Inc.*                                                                           22
          600   NCI, Inc. "A"*                                                                             15
        3,000   Ness Technologies, Inc.*                                                                   15
        1,700   RightNow Technologies, Inc.*                                                               24

================================================================================

44  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

        3,000   SAIC, Inc.*                                                                      $         53
        1,700   Sapient Corp.*                                                                             13
          700   SRA International, Inc. "A"*                                                               13
          700   Unisys Corp.*                                                                              22
        1,100   Virtusa Corp.*                                                                             10
                                                                                                 ------------
                                                                                                        2,588
                                                                                                 ------------
OFFICE ELECTRONICS (0.0%)
        2,800   Xerox Corp.                                                                                22
                                                                                                 ------------
SEMICONDUCTOR EQUIPMENT (0.1%)
        3,745   Advanced Energy Industries, Inc.*                                                          41
       29,700   Amkor Technology, Inc.*                                                                   165
        9,200   Applied Materials, Inc.                                                                   113
          500   ATMI, Inc.                                                                                  8
        5,600   Brooks Automation, Inc.*                                                                   41
        1,900   Cohu, Inc.                                                                                 22
          500   Cymer, Inc.*                                                                               17
       10,600   Entegris, Inc.*                                                                            44
          600   FEI Co.*                                                                                   15
        1,000   FormFactor, Inc.*                                                                          17
        1,600   KLA-Tencor Corp.                                                                           50
        5,953   Kulicke & Soffa Industries, Inc.*                                                          27
          700   Lam Research Corp.*                                                                        24
        1,500   MEMC Electronic Materials, Inc.*                                                           18
          900   MKS Instruments, Inc.*                                                                     13
        1,100   Novellus Systems, Inc.*                                                                    23
        4,300   Photronics, Inc.*                                                                          17
        1,000   Rubicon Technology, Inc.*(a)                                                               17
        2,600   Rudolph Technologies, Inc.*                                                                17
        1,800   Semitool, Inc.*                                                                            20
        1,600   Teradyne, Inc.*                                                                            14
       42,200   Tessera Technologies, Inc.*                                                               999
        1,900   Ultratech, Inc.*                                                                           25
        2,700   Veeco Instruments, Inc.*                                                                   74
                                                                                                 ------------
                                                                                                        1,821
                                                                                                 ------------
SEMICONDUCTORS (1.1%)
        2,100   Actel Corp.*                                                                               24
        3,600   Advanced Analogic Technologies, Inc.*                                                      11
        7,300   Advanced Micro Devices, Inc.*                                                              51
        1,900   Altera Corp.                                                                               40
        5,500   ANADIGICS, Inc.*                                                                           17
        2,500   Analog Devices, Inc.                                                                       75
        5,500   Applied Micro Circuits Corp.*                                                              41
        1,200   Atheros Communications, Inc.*                                                              34
       12,000   Atmel Corp.*                                                                               48
        3,800   Broadcom Corp. "A"*                                                                       111
        1,600   Ceva, Inc.*                                                                                19
        5,400   Cirrus Logic, Inc.*                                                                        29
        1,400   Cree, Inc.*                                                                                67
        4,800   Cypress Semiconductor Corp.*                                                               46
          500   Diodes, Inc.                                                                                9
        2,000   DSP Group, Inc.*                                                                           13
        4,400   Entropic Communications, Inc.*                                                             13
        2,900   Exar Corp.*                                                                                20
          300   Hittite Microwave Corp.*                                                                   11
       18,800   Integrated Device Technology, Inc.*                                                       106
      288,192   Intel Corp.                                                                             5,533
        1,000   International Rectifier Corp.*                                                             19
        1,200   Intersil Corp. "A"                                                                         15
        1,900   IXYS Corp.*                                                                                12
        5,800   Kopin Corp.*                                                                               25
        2,000   Linear Technology Corp.                                                                    54
       12,500   LSI Corp.*                                                                                 66
       13,800   Marvell Technology Group Ltd.*                                                            213
       20,900   Maxim Integrated Products, Inc.                                                           368
        2,500   Micrel, Inc.                                                                               18

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  45

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

        1,100   Microchip Technology, Inc.                                                       $         29
       63,400   Micron Technology, Inc.*                                                                  477
        1,400   Microsemi Corp.*                                                                           21
        3,600   MIPS Technologies, Inc.*                                                                   14
        1,500   National Semiconductor Corp.                                                               22
          400   NVE Corp.*                                                                                 15
        8,400   NVIDIA Corp.*                                                                             110
          900   OmniVision Technologies, Inc.*                                                             13
        2,300   ON Semiconductor Corp.*                                                                    18
        2,000   Pericom Semiconductor Corp.*                                                               21
        1,900   PMC-Sierra, Inc.*                                                                          15
       21,500   RF Micro Devices, Inc.*                                                                    93
       21,835   Semtech Corp.*                                                                            350
        2,100   Sigma Designs, Inc.*                                                                       24
        6,100   Silicon Image, Inc.*                                                                       13
        2,000   Silicon Laboratories, Inc.*                                                                84
       59,400   Skyworks Solutions, Inc.*                                                                 731
        1,800   Standard Microsystems Corp.*                                                               35
          891   Supertex, Inc.*                                                                            21
        1,192   Techwell, Inc.*                                                                            14
      421,302   Texas Instruments, Inc.                                                                10,655
        8,600   TriQuint Semiconductor, Inc.*                                                              47
        1,812   Volterra Semiconductor Corp.*                                                              30
       38,500   Xilinx, Inc.                                                                              872
       33,400   Zoran Corp.*                                                                              305
                                                                                                 ------------
                                                                                                       21,137
                                                                                                 ------------
SYSTEMS SOFTWARE (1.2%)
        1,500   ArcSight, Inc.*                                                                            34
       32,400   Ariba, Inc.*                                                                              351
        4,900   BMC Software, Inc.*                                                                       190
       31,063   CA, Inc.                                                                                  687
          700   CommVault Systems, Inc.*                                                                   15
        2,800   DemandTec, Inc.*                                                                           25
        1,500   Double-Take Software, Inc.*                                                                13
        3,000   FalconStor Software, Inc.*                                                                 12
          900   McAfee, Inc.*                                                                              34
        1,300   MICROS Systems, Inc.*                                                                      37
      447,509   Microsoft Corp.                                                                        13,161
        9,200   Novell, Inc.*                                                                              36
        1,200   Opnet Technologies, Inc.                                                                   13
      132,623   Oracle Corp.(b)                                                                         2,928
          400   Quality Systems, Inc.                                                                      24
        2,400   Radiant Systems, Inc.*                                                                     23
       93,800   Red Hat, Inc.*                                                                          2,504
          900   Rovi Corp.*                                                                                27
        4,290   SonicWALL, Inc.*                                                                           33
        1,800   Sourcefire, Inc.*                                                                          35
       27,184   Sybase, Inc.*                                                                           1,094
       27,600   Symantec Corp.*                                                                           490
        3,100   TeleCommunication Systems, Inc. "A"*                                                       26
        2,100   VASCO Data Security International, Inc.*                                                   14
        2,100   VMware, Inc. "A"*                                                                          88
                                                                                                 ------------
                                                                                                       21,894
                                                                                                 ------------
TECHNOLOGY DISTRIBUTORS (0.0%)
          600   Anixter International, Inc.*                                                               26
          700   Arrow Electronics, Inc.*                                                                   18
        1,000   Avnet, Inc.*                                                                               27
        8,800   Brightpoint, Inc.*                                                                         63
        1,500   Electro Rent Corp.                                                                         15
        1,400   Ingram Micro, Inc. "A"*                                                                    24
        3,700   Insight Enterprises, Inc.*                                                                 38
          300   ScanSource, Inc.                                                                            7
        4,100   SYNNEX Corp.*                                                                             116
        8,900   Tech Data Corp.*                                                                          375
                                                                                                 ------------
                                                                                                          709
                                                                                                 ------------
                Total Information Technology                                                          115,740
                                                                                                 ------------
MATERIALS (0.7%)
---------------
ALUMINUM (0.0%)
        6,900   Alcoa, Inc.                                                                                87
        3,400   Century Aluminum Co.*                                                                      33
          200   Kaiser Alum Corp.                                                                           8
                                                                                                 ------------
                                                                                                          128
                                                                                                 ------------

================================================================================

46  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

COMMODITY CHEMICALS (0.0%)
        3,000   Calgon Carbon Corp.*                                                             $         42
       13,500   Celanese Corp. "A"                                                                        402
        1,900   NL Industries, Inc.                                                                        13
        2,500   Spartech Corp.                                                                             27
        6,700   Westlake Chemical Corp.                                                                   175
                                                                                                 ------------
                                                                                                          659
                                                                                                 ------------
CONSTRUCTION MATERIALS (0.0%)
        4,000   Headwaters, Inc.*                                                                          19
          100   Martin Marietta Materials, Inc.                                                             8
          800   Vulcan Materials Co.                                                                       39
                                                                                                 ------------
                                                                                                           66
                                                                                                 ------------
DIVERSIFIED CHEMICALS (0.1%)
        3,200   Ashland, Inc.                                                                             115
        3,700   Cabot Corp.                                                                                85
       11,100   Dow Chemical Co.                                                                          308
        6,800   E.I. du Pont de Nemours & Co.                                                             235
          800   Eastman Chemical Co.                                                                       48
          400   FMC Corp.                                                                                  22
        1,400   Huntsman Corp.                                                                             13
        1,455   LSB Industries, Inc.*                                                                      18
        1,400   Olin Corp.                                                                                 24
        1,000   PPG Industries, Inc.                                                                       59
        2,300   ShengdaTech, Inc.*                                                                         15
        2,400   Solutia, Inc.*                                                                             26
                                                                                                 ------------
                                                                                                          968
                                                                                                 ------------
DIVERSIFIED METALS & MINING (0.0%)
          500   AMCOL International Corp.                                                                  14
        1,600   Brush Engineered Materials, Inc.*                                                          28
          400   Compass Minerals International, Inc.                                                       26
        3,500   Freeport-McMoRan Copper & Gold, Inc.*                                                     290
        5,200   General Moly, Inc.*                                                                        12
        3,500   Horsehead Holding Corp.*                                                                   39
          400   RTI International Metals, Inc.                                                              8
        1,300   Southern Copper Corp.                                                                      45
          600   Walter Industries, Inc.                                                                    41
                                                                                                 ------------
                                                                                                          503
                                                                                                 ------------
FERTILIZERS & AGRICULTURAL CHEMICALS (0.3%)
        1,600   American Vanguard Corp.                                                                    12
       21,600   CF Industries Holdings, Inc.(b)                                                         1,844
          600   Intrepid Potash, Inc.*                                                                     18
       18,600   Monsanto Co.                                                                            1,502
        1,500   Mosaic Co.                                                                                 81
          600   Scotts Miracle-Gro Co. "A"                                                                 24
       28,300   Terra Industries, Inc.                                                                  1,092
                                                                                                 ------------
                                                                                                        4,573
                                                                                                 ------------
FOREST PRODUCTS (0.0%)
        7,300   Louisiana-Pacific Corp.*                                                                   46
        1,400   Weyerhaeuser Co.                                                                           54
                                                                                                 ------------
                                                                                                          100
                                                                                                 ------------
INDUSTRIAL GASES (0.0%)
        1,400   Air Products & Chemicals, Inc.                                                            116
          300   Airgas, Inc.                                                                               14
        2,100   Praxair, Inc.                                                                             172
                                                                                                 ------------
                                                                                                          302
                                                                                                 ------------
METAL & GLASS CONTAINERS (0.1%)
          500   AEP Industries, Inc.*                                                                      19
          500   AptarGroup, Inc.                                                                           18
          500   Ball Corp.                                                                                 25
          700   BWAY Holding Co.*                                                                          11
          900   Crown Holdings, Inc.*                                                                      23
        2,550   Myers Industries, Inc.                                                                     21
        1,000   Owens-Illinois, Inc.*                                                                      31
       84,985   Pactiv Corp.*                                                                           2,069
          500   Silgan Holdings, Inc.                                                                      27
                                                                                                 ------------
                                                                                                        2,244
                                                                                                 ------------
PAPER PACKAGING (0.0%)
          800   Bemis Co., Inc.                                                                            23
        2,400   Boise, Inc.*                                                                               12
          800   Rock-Tenn Co. "A"                                                                          36

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  47

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

        1,300   Sealed Air Corp.                                                                 $         29
          600   Sonoco Products Co.                                                                        17
                                                                                                 ------------
                                                                                                          117
                                                                                                 ------------
PAPER PRODUCTS (0.1%)
        5,500   Buckeye Technologies, Inc.*                                                                53
          900   Clearwater Paper Corp.*                                                                    44
        1,700   Glatfelter                                                                                 19
       50,314   International Paper Co.                                                                 1,280
        1,800   KapStone Paper & Packaging Corp.*                                                          13
        1,300   MeadWestvaco Corp.                                                                         36
        1,000   Schweitzer-Mauduit International, Inc.                                                     62
        2,200   Wausau Paper Corp.                                                                         22
                                                                                                 ------------
                                                                                                        1,529
                                                                                                 ------------
SPECIALTY CHEMICALS (0.1%)
        1,813   A. Schulman, Inc.                                                                          30
          300   Arch Chemicals, Inc.                                                                        8
        1,600   Balchem Corp.                                                                              51
          400   Cytec Industries, Inc.                                                                     14
       12,200   Ecolab, Inc.                                                                              548
        4,300   Ferro Corp.                                                                                28
        1,500   H.B. Fuller Co.                                                                            30
        1,400   Innophos Holdings, Inc.                                                                    35
        1,900   Innospec, Inc.                                                                             17
          300   International Flavors & Fragrances, Inc.                                                   12
        2,100   Landec Corp.*                                                                              13
          900   Lubrizol Corp.                                                                             65
          400   Minerals Technologies, Inc.                                                                21
          900   Nalco Holding Co.                                                                          22
          800   Newmarket Corp.                                                                            84
          500   OM Group, Inc.*                                                                            15
        7,600   PolyOne Corp.*                                                                             55
          900   Quaker Chemical Corp.                                                                      17
          800   Rockwood Holdings, Inc.*                                                                   18
          700   RPM International, Inc.                                                                    14
        1,000   Sensient Technologies Corp.                                                                25
          900   Sigma-Aldrich Corp.                                                                        48
          600   Stepan Co.                                                                                 38
        1,000   Valspar Corp.                                                                              26
        1,700   W.R. Grace & Co.*                                                                          39
        1,700   Zep, Inc.                                                                                  30
                                                                                                 ------------
                                                                                                        1,303
                                                                                                 ------------
STEEL (0.0%)
          500   AK Steel Holding Corp.                                                                     10
          600   Allegheny Technologies, Inc.                                                               21
        1,300   AM Castle & Co.                                                                            17
        1,000   Cliffs Natural Resources, Inc.                                                             44
        2,200   Gibraltar Industries, Inc.                                                                 33
        1,000   Haynes International, Inc.                                                                 27
        2,500   Nucor Corp.                                                                               106
          700   Olympic Steel, Inc.                                                                        19
          200   Reliance Steel & Aluminum Co.                                                               8
          800   Schnitzer Steel Industries, Inc. "A"                                                       36
        1,100   Steel Dynamics, Inc.                                                                       19
        1,300   United States Steel Corp.                                                                  58
        8,735   Worthington Industries, Inc.                                                              102
                                                                                                 ------------
                                                                                                          500
                                                                                                 ------------
                Total Materials                                                                        12,992
                                                                                                 ------------
TELECOMMUNICATION SERVICES (0.7%)
--------------------------------
ALTERNATIVE CARRIERS (0.0%)
        1,100   Abovenet, Inc.*                                                                            57
       54,714   Cogent Communications Group, Inc.*                                                        466
       29,900   Level 3 Communications, Inc.*                                                              37
       10,100   PAETEC Holding Corp.*                                                                      37
       10,200   Premiere Global Services, Inc.*                                                            77
                                                                                                 ------------
                                                                                                          674
                                                                                                 ------------
INTEGRATED TELECOMMUNICATION SERVICES (0.5%)
        5,400   Alaska Communications Systems Group, Inc.                                                  39
      202,707   AT&T, Inc.                                                                              5,461

================================================================================

48  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

          500   Atlantic Tele-Network, Inc.                                                      $         23
        1,500   Cbeyond, Inc.*                                                                             19
        2,205   CenturyTel, Inc.                                                                           79
       17,500   Cincinnati Bell, Inc.*                                                                     52
        1,800   Frontier Communications Corp.                                                              14
        3,900   General Communication, Inc. "A"*                                                           24
        2,100   Iowa Telecommunication Services, Inc.                                                      33
       37,700   Qwest Communications International, Inc.                                                  138
       82,200   Verizon Communications, Inc.(b)                                                         2,586
        2,800   Windstream Corp.                                                                           28
                                                                                                 ------------
                                                                                                        8,496
                                                                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES (0.2%)
        3,200   American Tower Corp. "A"*                                                                 131
        2,400   Crown Castle International Corp.*                                                          88
        7,400   ICO Global Communications Holdings Ltd.*                                                    6
        1,500   Leap Wireless International, Inc.*                                                         22
      105,550   NII Holdings, Inc. "B"*                                                                 3,145
        1,900   NTELOS Holdings Corp.                                                                      32
          600   SBA Communications Corp. "A"*                                                              19
        3,200   Shenandoah Telecommunications Co.                                                          54
       84,000   Sprint Nextel Corp.*                                                                      312
       20,900   Syniverse Holdings, Inc.*                                                                 331
        2,100   Telephone & Data Systems, Inc.                                                             64
        4,871   U.S. Cellular Corp.*                                                                      182
       16,400   USA Mobility, Inc.                                                                        164
                                                                                                 ------------
                                                                                                        4,550
                                                                                                 ------------
                Total Telecommunication Services                                                       13,720
                                                                                                 ------------
UTILITIES (0.9%)
---------------
ELECTRIC UTILITIES (0.3%)
        6,800   Allegheny Energy, Inc.                                                                    149
          500   Allete, Inc.                                                                               17
        3,600   American Electric Power Co., Inc.                                                         116
          900   Central Vermont Public Service Corp.                                                       17
        1,300   Cleco Corp.                                                                                33
       27,193   DPL, Inc.                                                                                 730
       15,600   Duke Energy Corp.                                                                         260
        2,300   Edison International                                                                       78
        2,000   El Paso Electric Co.*                                                                      40
        1,000   Empire District Electric Co.                                                               18
        1,200   Entergy Corp.                                                                              94
       32,500   Exelon Corp.                                                                            1,566
       20,143   FirstEnergy Corp.                                                                         868
       36,904   FPL Group, Inc.                                                                         1,918
          800   Great Plains Energy, Inc.                                                                  14
          909   Hawaiian Electric Industries, Inc.                                                         18
        1,100   IdaCorp, Inc.                                                                              33
        3,100   MGE Energy, Inc.                                                                          106
        1,100   Northeast Utilities                                                                        27
        1,200   NV Energy, Inc.                                                                            14
        1,400   Pepco Holdings, Inc.                                                                       23
          600   Pinnacle West Capital Corp.                                                                21
        1,300   Portland General Electric Co.                                                              26
        3,700   PPL Corp.                                                                                 113
        2,200   Progress Energy, Inc.                                                                      86
        8,200   Southern Co.                                                                              263
          600   UIL Holdings Corp.                                                                         16
          800   UniSource Energy Corp.                                                                     24
                                                                                                 ------------
                                                                                                        6,688
                                                                                                 ------------
GAS UTILITIES (0.1%)
          700   Chesapeake Utilities Corp.                                                                 22
          300   Energen Corp.                                                                              13
          700   EQT Corp.                                                                                  29
          600   Laclede Group, Inc.                                                                        19

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  49

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

        3,400   National Fuel Gas Co.                                                            $        159
        1,200   New Jersey Resources Corp.                                                                 42
        1,000   Nicor, Inc.                                                                                39
        1,050   Northwest Natural Gas Co.                                                                  45
          700   ONEOK, Inc.                                                                                28
        2,200   Piedmont Natural Gas Co., Inc.                                                             52
        1,000   Questar Corp.                                                                              40
          600   South Jersey Industries, Inc.                                                              22
        1,600   Southwest Gas Corp.                                                                        42
       25,494   UGI Corp.                                                                                 598
          800   WGL Holdings, Inc.                                                                         25
                                                                                                 ------------
                                                                                                        1,175
                                                                                                 ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
       63,144   AES Corp.*                                                                                804
        1,100   Constellation Energy Group, Inc.                                                           35
        2,160   Mirant Corp.*                                                                              31
       20,500   NRG Energy, Inc.*                                                                         491
        1,300   Ormat Technologies, Inc.                                                                   54
        6,300   RRI Energy, Inc.*                                                                          31
                                                                                                 ------------
                                                                                                        1,446
                                                                                                 ------------
MULTI-UTILITIES (0.4%)
          500   Alliant Energy Corp.                                                                       14
        1,500   Ameren Corp.                                                                               39
          900   Avista Corp.                                                                               19
          800   Black Hills Corp.                                                                          19
        2,100   Calpine Corp.*                                                                             23
        2,600   CenterPoint Energy, Inc.                                                                   34
        2,672   CH Energy Group, Inc.                                                                     108
        1,400   CMS Energy Corp.                                                                           20
        1,800   Consolidated Edison, Inc.                                                                  77
        4,500   Dominion Resources, Inc.                                                                  164
       38,721   DTE Energy Co.                                                                          1,553
        1,200   MDU Resources Group, Inc.                                                                  27
        2,000   NiSource, Inc.                                                                             28
          800   NorthWestern Corp.                                                                         21
          800   NSTAR                                                                                      27
        1,100   OGE Energy Corp.                                                                           38
        3,569   PG&E Corp.                                                                                151
        3,900   PNM Resources, Inc.                                                                        43
       75,200   Public Service Enterprise Group, Inc.                                                   2,358
          700   SCANA Corp.                                                                                25
       35,674   Sempra Energy                                                                           1,896
        1,300   TECO Energy, Inc.                                                                          19
          700   Wisconsin Energy Corp.                                                                     32
        3,200   Xcel Energy, Inc.                                                                          65
                                                                                                 ------------
                                                                                                        6,800
                                                                                                 ------------
WATER UTILITIES (0.0%)
        1,000   American States Water Co.                                                                  33
        2,400   American Water Works Co., Inc.                                                             53
          700   Aqua America, Inc.                                                                         12
          992   Cadiz, Inc.*                                                                               13
        1,000   California Water Service Group                                                             37
        1,100   Connecticut Water Service, Inc.                                                            25
        1,200   Middlesex Water Co.                                                                        19
          900   SJW Corp.                                                                                  19
                                                                                                 ------------
                                                                                                          211
                                                                                                 ------------
                Total Utilities                                                                        16,320
                                                                                                 ------------
                Total Common Stocks (cost: $484,362)                                                  530,231
                                                                                                 ------------
PREFERRED SECURITIES (0.7%)

CONSUMER STAPLES (0.4%)
----------------------
AGRICULTURAL PRODUCTS (0.4%)
       80,000   Dairy Farmers of America, Inc., 7.88%, cumulative redeemable, perpetual(c)              6,492
                                                                                                 ------------

================================================================================

50  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

FINANCIALS (0.3%)
-----------------
LIFE & HEALTH INSURANCE (0.3%)
      130,000   Delphi Financial Group, Inc., 7.38%, perpetual                                   $      2,270
      165,000   Delphi Financial Group, Inc., 8.00%                                                     3,721
                                                                                                 ------------
                                                                                                        5,991
                                                                                                 ------------
THRIFTS & MORTGAGE FINANCE (0.0%)
       12,000   Washington Mutual Capital Trust, 5.38%, cumulative convertible, perpetual*                103
                                                                                                 ------------
                Total Financials                                                                        6,094
                                                                                                 ------------
GOVERNMENT (0.0%)
-----------------
U.S. GOVERNMENT (0.0%)
      140,000   Fannie Mae, 8.25%, perpetual                                                              112
       80,000   Freddie Mac, 8.38%, perpetual                                                              66
                                                                                                 ------------
                Total Government                                                                          178
                                                                                                 ------------
                Total Preferred Securities (cost: $17,498)                                             12,764
                                                                                                 ------------
WARRANTS (0.0%)

ENERGY (0.0%)
-------------
COAL & CONSUMABLE FUELS (0.0%)
           90   GreenHunter Energy, Inc., acquired 07/15/2008; cost: $0*(a),(d),(e)                         -
                                                                                                 ------------
INVESTMENT COMPANIES (7.7%)
    1,756,419   PIMCO Commodity Real Return Strategy Fund                                              14,982
    1,204,379   SPDR Trust Series 1 ETF                                                               132,337
                                                                                                 ------------
                Total Investment Companies (cost: $144,048)                                           147,319
                                                                                                 ------------
HEDGE FUNDS (2.4%)
    2,866,972   Deutsche iGAP Investment Trust "B", acquired 10/01/2008;
                   cost: $50,000*(d),(f)                                                               46,646
                                                                                                 ------------
                Total U.S. Equity Securities (cost: $695,908)                                         736,960
                                                                                                 ------------
INTERNATIONAL EQUITY SECURITIES (22.6%)

COMMON STOCKS (15.6%)

CONSUMER DISCRETIONARY (1.4%)
-----------------------------
APPAREL & ACCESSORIES & LUXURY GOODS (0.0%)
        1,200   FGX International Holdings Ltd.*                                                           20
          719   Lululemon Athletica, Inc.*                                                                 19
       13,866   Swatch Group Ltd.                                                                         662
                                                                                                 ------------
                                                                                                          701
                                                                                                 ------------
APPAREL RETAIL (0.1%)
        4,700   Fast Retailing Co.                                                                        853
       15,074   Hennes & Mauritz AB "B"                                                                   891
                                                                                                 ------------
                                                                                                        1,744
                                                                                                 ------------
AUTO PARTS & EQUIPMENT (0.1%)
          300   Autoliv, Inc.                                                                              12
       11,300   Denso Corp.                                                                               316
       10,000   NHK Spring Co.                                                                             89
       16,100   Toyota Industries Corp.                                                                   442
                                                                                                 ------------
                                                                                                          859
                                                                                                 ------------
AUTOMOBILE MANUFACTURERS (0.4%)
       29,060   Bayerische Motoren Werke AG                                                             1,371
        3,034   Daimler AG                                                                                154
       67,000   Honda Motor Co. Ltd.                                                                    2,093
      190,000   Mitsubishi Motors Corp.*(a)                                                               257
      229,500   Nissan Motor Co. Ltd.*                                                                  1,662

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  51

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

       60,500   Toyota Motor Corp.                                                               $      2,408
        2,218   Volkswagen AG(a)                                                                          273
                                                                                                 ------------
                                                                                                        8,218
                                                                                                 ------------
AUTOMOTIVE RETAIL (0.0%)
          900   USS Co. Ltd.                                                                               56
                                                                                                 ------------
BROADCASTING (0.0%)
          900   Central European Media Enterprises Ltd. "A"*                                               22
                                                                                                 ------------
CABLE & SATELLITE (0.0%)
       28,990   SES                                                                                       617
                                                                                                 ------------
CASINOS & GAMING (0.1%)
       28,652   OPAP S.A.                                                                                 687
       78,822   Tabcorp Holdings Ltd.                                                                     518
      178,763   Tatts Group Ltd.                                                                          395
                                                                                                 ------------
                                                                                                        1,600
                                                                                                 ------------
CATALOG RETAIL (0.1%)
      168,583   Home Retail Group                                                                         816
                                                                                                 ------------
COMPUTER & ELECTRONICS RETAIL (0.1%)
       32,443   JB Hi-Fi Ltd.                                                                             689
        1,800   KS Holdings Corp.                                                                          60
                                                                                                 ------------
                                                                                                          749
                                                                                                 ------------
CONSUMER ELECTRONICS (0.1%)
       51,000   Panasonic Corp.                                                                           655
       66,000   Sharp Corp.                                                                               754
       35,900   Sony Corp.                                                                                966
                                                                                                 ------------
                                                                                                        2,375
                                                                                                 ------------
DEPARTMENT STORES (0.1%)
      111,058   Marks & Spencer Group plc                                                                 705
       13,597   Next plc                                                                                  442
        9,631   PPR                                                                                     1,166
                                                                                                 ------------
                                                                                                        2,313
                                                                                                 ------------
DISTRIBUTORS (0.0%)
        5,000   Jardine Cycle & Carriage Ltd.                                                              88
       62,000   Li & Fung Ltd.                                                                            249
      140,449   Pacific Brands Ltd.*                                                                      168
                                                                                                 ------------
                                                                                                          505
                                                                                                 ------------
FOOTWEAR (0.0%)
       36,500   Yue Yuen Industrial Holdings, Ltd.                                                        103
                                                                                                 ------------
GENERAL MERCHANDISE STORES (0.0%)
       40,240   Harvey Norman Holding Ltd.                                                                158
                                                                                                 ------------
HOME IMPROVEMENT RETAIL (0.1%)
      297,401   Kingfisher plc                                                                          1,160
                                                                                                 ------------
HOMEBUILDING (0.0%)
        4,000   Sekisui Chemical Co. Ltd.                                                                  24
                                                                                                 ------------
HOMEFURNISHING RETAIL (0.0%)
        2,650   Nitori Co.                                                                                222
                                                                                                 ------------
HOTELS, RESORTS, & CRUISE LINES (0.0%)
        8,658   Carnival plc*                                                                             290
        6,300   Orient-Express Hotels Ltd. "A"*                                                            53
                                                                                                 ------------
                                                                                                          343
                                                                                                 ------------
HOUSEHOLD APPLIANCES (0.0%)
       13,347   Electrolux AB "B"*                                                                        327
                                                                                                 ------------
INTERNET RETAIL (0.0%)
       17,567   Wotif.com Holdings Ltd.                                                                   101
                                                                                                 ------------
LEISURE PRODUCTS (0.0%)
        9,100   Heiwa Corp.                                                                                94
                                                                                                 ------------
MOVIES & ENTERTAINMENT (0.1%)
       38,485   Vivendi S.A.                                                                            1,109
                                                                                                 ------------
PUBLISHING (0.0%)
       35,029   Fairfax Media Ltd.                                                                         53
        5,511   Pearson plc                                                                                75
        4,241   Reed Elsevier N.V.                                                                         49
       20,613   Reed Elsevier plc                                                                         154
                                                                                                 ------------
                                                                                                          331
                                                                                                 ------------
SPECIALIZED CONSUMER SERVICES (0.0%)
        4,277   Dignity plc                                                                                41
                                                                                                 ------------
TIRES & RUBBER (0.1%)
       25,200   Bridgestone Corp.                                                                         401
       10,756   Compagnie Generale des Establissements Michelin                                           816

================================================================================

52  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

       65,913   Pirelli & Co. S.p.A.*                                                            $         42
       14,700   Sumitomo Rubber Industries, Ltd.                                                          115
                                                                                                 ------------
                                                                                                        1,374
                                                                                                 ------------
                Total Consumer Discretionary                                                           25,962
                                                                                                 ------------
CONSUMER STAPLES (1.4%)
----------------------
AGRICULTURAL PRODUCTS (0.2%)
      180,040   Golden Agri-Resources Ltd.*                                                                60
       16,093   Graincorp Ltd.                                                                             90
       37,722   Suedzucker AG                                                                             824
      404,000   Wilmar International Ltd.                                                               1,839
                                                                                                 ------------
                                                                                                        2,813
                                                                                                 ------------
BREWERS (0.2%)
       27,161   Anheuser-Busch                                                                          1,356
        9,200   Asahi Breweries Ltd.                                                                      163
        8,486   Heineken Holding N.V.                                                                     350
       14,925   Heineken N.V.                                                                             702
       10,000   Kirin Holdings Co. Ltd.                                                                   163
                                                                                                 ------------
                                                                                                        2,734
                                                                                                 ------------
DISTILLERS & VINTNERS (0.1%)
      127,612   Diageo plc                                                                              2,152
                                                                                                 ------------
DRUG RETAIL (0.0%)
        1,600   Cawachi Ltd.                                                                               31
                                                                                                 ------------
FOOD DISTRIBUTORS (0.1%)
       80,156   Metcash Ltd.                                                                              343
      504,077   Olam International Ltd.(a)                                                                958
                                                                                                 ------------
                                                                                                        1,301
                                                                                                 ------------
FOOD RETAIL (0.2%)
       39,420   Alimentation Couche-Tard, Inc.                                                            816
        6,366   Casino Guichard-Perrachon S.A.                                                            547
        4,605   Delhaize Group                                                                            349
       13,485   Jeronimo Martins SGPS S.A.                                                                132
       36,934   Koninklijke Ahold N.V.                                                                    498
        1,393   Rallye S.A.                                                                                49
       63,930   Tesco plc                                                                                 445
       35,899   Woolworths Ltd.                                                                           922
                                                                                                 ------------
                                                                                                        3,758
                                                                                                 ------------
HOUSEHOLD PRODUCTS (0.1%)
        2,584   Henkel AG & Co. KGaA                                                                      112
       37,714   Reckitt Benckiser Group plc                                                             1,923
                                                                                                 ------------
                                                                                                        2,035
                                                                                                 ------------
HYPERMARKETS & SUPER CENTERS (0.0%)
       27,702   Wesfarmers Ltd.                                                                           756
                                                                                                 ------------
PACKAGED FOODS & MEAT (0.3%)
       33,572   Cadbury plc                                                                               445
      240,172   Goodman Fielder Ltd.                                                                      337
          247   Lindt & Spruengli                                                                         567
       69,888   Nestle S.A.                                                                             3,304
        2,000   Toyo Suisan Kaisha Ltd.                                                                    54
       12,689   Unilever N.V.                                                                             389
       44,144   Unilever plc                                                                            1,296
                                                                                                 ------------
                                                                                                        6,392
                                                                                                 ------------
SOFT DRINKS (0.0%)
       67,896   Coca-Cola Amatil Ltd.                                                                     659
                                                                                                 ------------
TOBACCO (0.2%)
       58,611   British America Tobacco plc                                                             1,781
       58,419   Imperial Tobacco Group plc                                                              1,699
           42   Japan Tobacco, Inc.                                                                       124
       33,578   Swedish Match                                                                             723
                                                                                                 ------------
                                                                                                        4,327
                                                                                                 ------------
                Total Consumer Staples                                                                 26,958
                                                                                                 ------------
ENERGY (1.3%)
------------
COAL & CONSUMABLE FUELS (0.1%)
      512,000   Yanzhou Coal Mining Co. Ltd. "H"                                                        1,020
                                                                                                 ------------
INTEGRATED OIL & GAS (1.0%)
       12,826   BG Group plc                                                                              233
      486,891   BP plc(g)                                                                               4,603
       67,774   ENI S.p.A.                                                                              1,679

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  53

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

       31,976   Lukoil Oil Co.                                                                   $      1,858
       10,554   OMV AG                                                                                    447
       32,900   Petroleo Brasileiro S.A. ADR                                                            1,687
       35,189   Repsol YPF S.A.                                                                           967
      105,474   Royal Dutch Shell plc "A"(g)                                                            3,124
       95,823   Royal Dutch Shell plc "B"(g)                                                            2,738
       47,161   Total S.A.(g)                                                                           2,918
                                                                                                 ------------
                                                                                                       20,254
                                                                                                 ------------
OIL & GAS EQUIPMENT & SERVICES (0.1%)
       70,752   Acergy S.A                                                                              1,042
        3,950   Aker ASA                                                                                  107
          280   Technip S.A.                                                                               19
        9,649   Tenaris S.A.                                                                              190
                                                                                                 ------------
                                                                                                        1,358
                                                                                                 ------------
OIL & GAS EXPLORATION & PRODUCTION (0.0%)
       10,843   Alliance Oil Co. Ltd.*                                                                    157
                                                                                                 ------------
OIL & GAS REFINING & MARKETING (0.1%)
       49,000   Cosmo Oil Co. Ltd.                                                                        106
        8,306   Hellenic Petroleum S.A.                                                                    97
        2,200   Idemitsu Kosan Co. Ltd.                                                                   135
      219,000   Nippon Oil Corp.                                                                          932
                                                                                                 ------------
                                                                                                        1,270
                                                                                                 ------------
OIL & GAS STORAGE & TRANSPORTATION (0.0%)
        4,200   DHT Maritime, Inc.                                                                         17
        1,300   Frontline Ltd.(a)                                                                          35
        4,000   General Maritime Corp.                                                                     28
        3,400   Nordic American Tanker Shipping Ltd.(a)                                                   109
        3,581   Ship Finance International Ltd.                                                            47
                                                                                                 ------------
                                                                                                          236
                                                                                                 ------------
                Total Energy                                                                           24,295
                                                                                                 ------------
FINANCIALS (4.1%)
----------------
ASSET MANAGEMENT & CUSTODY BANKS (0.0%)
       36,556   3i Group plc                                                                              162
        3,100   Invesco Ltd. ADR                                                                           69
                                                                                                 ------------
                                                                                                          231
                                                                                                 ------------
CONSUMER FINANCE (0.0%)
        2,300   SFCG Co. Ltd., acquired 06/26/2008 & 07/16/2008; cost: $274*(d),(e)                         -
                                                                                                 ------------
DIVERSIFIED BANKS (2.7%)
       36,888   Australia and New Zealand Banking Group Ltd.                                              748
      339,417   Banca Intesa S.p.A.*                                                                    1,470
      258,931   Banco Bilbao Vizcaya Argentaria S.A.                                                    4,878
      117,041   Banco Espirito Santo S.A.                                                                 819
        2,300   Banco Latinoamericano de Exportaciones S.A. "E"                                            32
       35,101   Banco Popolare Di Milano Scarl (BPM)                                                      273
       29,137   Banco Popular Espanol S.A.                                                                247
      251,923   Banco Santander S.A.(g)                                                                 4,316
    2,076,000   Bank of China Ltd. "H"                                                                  1,168
        1,825   Bank of Piraeus*                                                                           27
      685,565   Barclays plc                                                                            3,297
       27,795   BNP Paribas S.A.                                                                        2,296
      156,500   BOC Hong Kong Holdings Ltd.                                                               360
      441,502   Bumiputra-Commerce Holdings Berhad                                                      1,645
    1,369,965   China CITIC Bank "H"                                                                    1,131
    1,714,277   China Construction Bank Corp. "H"                                                       1,524
       23,112   Commonwealth Bank of Australia                                                          1,118
       33,463   Credit Agricole S.A.                                                                      692
       43,423   Danske Bank A/S*                                                                          935
      100,000   DBS Group Holdings Ltd.                                                                 1,035
      134,460   Dexia*(a)                                                                               1,015
       52,800   DnB NOR ASA*                                                                              594
       23,226   Erste Bank der Oesterreichischen Sparkassen AG                                            944
       12,000   Hang Seng Bank                                                                            176

================================================================================

54  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

      368,093   HSBC Holdings plc(g)                                                             $      4,281
    1,891,894   Industrial and Commercial Bank of China Ltd. "H"                                        1,599
      198,280   Intesa Sanpaolo                                                                           648
       97,362   Lloyds TSB Group plc*                                                                      88
       93,200   Mitsubishi UFJ Financial Group, Inc.                                                      520
       43,188   National Australia Bank Ltd.                                                            1,132
       26,200   National Bank of Canada                                                                 1,568
       81,108   National Bank of Greece S.A.*                                                           2,387
       38,776   OTP Bank*                                                                               1,156
       27,000   Overseas Chinese Town Asia Holdings Ltd.                                                  164
       78,156   Standard Chartered plc                                                                  1,908
       38,700   Sumitomo Mitsui Financial Group, Inc.                                                   1,276
       24,043   Svenska Handelsbanken AB "A"                                                              689
      327,361   UniCredito Italiano S.p.A.*                                                             1,118
       15,000   United Overseas Bank Ltd.                                                                 204
       57,831   Westpac Banking Corp.                                                                   1,279
                                                                                                 ------------
                                                                                                       50,757
                                                                                                 ------------
DIVERSIFIED CAPITAL MARKETS (0.4%)
       59,035   Credit Suisse Group                                                                     3,056
       30,821   Deutsche Bank AG                                                                        2,224
      268,080   Investec plc                                                                            1,896
       31,902   UBS AG*                                                                                   495
                                                                                                 ------------
                                                                                                        7,671
                                                                                                 ------------
INVESTMENT BANKING & BROKERAGE (0.1%)
      191,000   Daiwa Securities Group, Inc.                                                            1,027
        2,000   Lazard Ltd. "A"                                                                            78
       46,607   Marfin Investment Group S.A.*                                                             147
        7,900   MF Global Ltd.*                                                                            50
                                                                                                 ------------
                                                                                                        1,302
                                                                                                 ------------
LIFE & HEALTH INSURANCE (0.2%)
       38,463   AEGON N.V.*                                                                               277
       87,100   AMP Ltd.                                                                                  493
        4,550   CNP Assurances                                                                            487
      844,989   Legal & General Group plc                                                               1,075
      786,949   Old Mutual plc*                                                                         1,469
       49,430   Prudential plc                                                                            509
                                                                                                 ------------
                                                                                                        4,310
                                                                                                 ------------
MULTI-LINE INSURANCE (0.3%)
       12,816   Allianz Holding AG                                                                      1,575
      275,938   Aviva plc                                                                               1,681
       31,867   AXA S.A.                                                                                  759
        2,198   Topdanmark A/S*                                                                           315
        6,125   Zurich Financial Services AG                                                            1,320
                                                                                                 ------------
                                                                                                        5,650
                                                                                                 ------------
MULTI-SECTOR HOLDINGS (0.0%)
        3,250   Compagnie Nationale a Portefeuille                                                        171
        5,900   Corporacion Financiera Alba S.A.                                                          317
        4,407   Groupe Bruxelles Lambert S.A.                                                             401
                                                                                                 ------------
                                                                                                          889
                                                                                                 ------------
OTHER DIVERSIFIED FINANCIAL SERVICES (0.0%)
       92,893   ING Groep N.V.*                                                                           865
                                                                                                 ------------
PROPERTY & CASUALTY INSURANCE (0.0%)
        2,636   Argo Group International Holdings Ltd.*                                                    77
        2,200   Aspen Insurance Holdings Ltd.                                                              57
        3,900   Axis Capital Holdings Ltd.                                                                109
       60,684   Suncorp Metway                                                                            488
        2,900   United American Indemnity Ltd. "A"*                                                        20
                                                                                                 ------------
                                                                                                          751
                                                                                                 ------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  55


================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

REGIONAL BANKS (0.1%)
       23,000   Bank of Kyoto, Ltd.                                                              $        211
       29,274   Bendigo Bank Ltd.                                                                         238
       11,000   Chiba Bank Ltd.                                                                            72
      215,000   Fukuoka Financial Group, Inc.                                                             781
       23,000   Hachijuni Bank Ltd.                                                                       147
      207,000   Hokuhoku Financial Group, Inc.                                                            484
        1,900   Oriental Financial Group, Inc.                                                             18
       18,600   Resona Holdings, Inc.                                                                     199
       74,200   Sapporo Hokuyo Holdings, Inc.                                                             276
       19,000   Suruga Bank Ltd.                                                                          187
        9,000   Yamaguchi Financial Group, Inc.                                                            94
                                                                                                 ------------
                                                                                                        2,707
                                                                                                 ------------
REINSURANCE (0.2%)
        5,500   Endurance Specialty Holdings Ltd.                                                         206
          107   Enstar Group Ltd.*                                                                          8
        1,600   Everest Reinsurance Group Ltd.                                                            136
        3,304   Flagstone Reinsurance Holdings Ltd.                                                        36
        2,400   Greenlight Capital Re Ltd. "A"*                                                            58
       26,069   Hannover Rueckversicherungs*                                                            1,242
        7,100   Montpelier Re Holdings Ltd.                                                               119
        4,471   Muenchener Rueckversicherungs-Gesellschaft AG                                             701
        1,500   PartnerRe Ltd.                                                                            116
        1,600   RenaissanceRe Holdings Ltd.                                                                85
       13,029   SCOR SE                                                                                   318
        2,500   Validus Holdings Ltd.                                                                      66
                                                                                                 ------------
                                                                                                        3,091
                                                                                                 ------------
SPECIALIZED FINANCE (0.1%)
       56,800   Hong Kong Exchanges & Clearing Ltd.                                                     1,013
        5,080   Mitsubishi UFJ Lease & Finance Co., Ltd.                                                  152
                                                                                                 ------------
                                                                                                        1,165
                                                                                                 ------------
                Total Financials                                                                       79,389
                                                                                                 ------------
HEALTH CARE (1.1%)
-----------------
HEALTH CARE DISTRIBUTORS (0.0%)
        3,800   Toho Holdings Co. Ltd.                                                                     53
                                                                                                 ------------
HEALTH CARE EQUIPMENT (0.1%)
        1,300   Orthofix International N.V.*                                                               39
        3,480   Synthes, Inc.                                                                             458
       11,000   Terumo Corp.                                                                              622
        3,284   William Demant Holding A/S*                                                               237
                                                                                                 ------------
                                                                                                        1,356
                                                                                                 ------------
HEALTH CARE SUPPLIES (0.0%)
        4,538   Essilor International SA                                                                  263
        4,000   Nipro Corp.                                                                                86
                                                                                                 ------------
                                                                                                          349
                                                                                                 ------------
PHARMACEUTICALS (1.0%)
       11,600   Astellas Pharma, Inc.                                                                     428
       48,133   AstraZeneca plc                                                                         2,151
       14,019   Bayer AG                                                                                1,073
      144,267   GlaxoSmithKline plc                                                                     2,983
       45,320   H Lundbeck A/S                                                                            853
       10,000   Kyorin Co. Ltd.                                                                           156
       71,132   Novartis AG                                                                             3,948
        7,782   Novo Nordisk A/S                                                                          522
       15,093   Roche Holdings AG                                                                       2,469
       47,858   Sanofi-Aventis S.A.                                                                     3,616
       40,600   Takeda Pharmaceutical Co. Ltd.                                                          1,691
        5,393   Teva Pharmaceutical Industries Ltd. ADR                                                   285
                                                                                                 ------------
                                                                                                       20,175
                                                                                                 ------------
                Total Health Care                                                                      21,933
                                                                                                 ------------

================================================================================

56  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

INDUSTRIALS (1.6%)
-----------------
AEROSPACE & DEFENSE (0.1%)
       56,211   BAE Systems plc(g)                                                               $        304
       30,204   European Aeronautic Defense and Space Co. N.V.(a)                                         540
      697,920   Rolls Royce Group plc "c", acquired 10/28/2009; cost: $1(d),(e)*                            -
       11,632   Rolls-Royce Group plc*                                                                     91
       37,356   Safran S.A.                                                                               625
                                                                                                 ------------
                                                                                                        1,560
                                                                                                 ------------
AIR FREIGHT & LOGISTICS (0.0%)
        5,976   TNT N.V.                                                                                  173
        2,700   UTi Worldwide, Inc.                                                                        35
        9,000   Yamato Holdings Co. Ltd.                                                                  125
                                                                                                 ------------
                                                                                                          333
                                                                                                 ------------
AIRLINES (0.1%)
      539,237   Cathay Pacific Airways*                                                                   927
          800   Copa Holdings S.A. "A"                                                                     40
      304,510   Qantas Airways Ltd.                                                                       725
                                                                                                 ------------
                                                                                                        1,692
                                                                                                 ------------
AIRPORT SERVICES (0.0%)
       51,696   MAp Group                                                                                 126
                                                                                                 ------------
BUILDING PRODUCTS (0.1%)
      153,000   Asahi Glass Co. Ltd.                                                                    1,336
       32,181   Hastie Group Ltd.                                                                          52
                                                                                                 ------------
                                                                                                        1,388
                                                                                                 ------------
COMMERCIAL PRINTING (0.0%)
       16,000   Dai Nippon Printing Co. Ltd.                                                              197
       26,000   Toppan Printing Co. Ltd.                                                                  211
                                                                                                 ------------
                                                                                                          408
                                                                                                 ------------
CONSTRUCTION & ENGINEERING (0.1%)
        3,613   Balfour Beatty plc                                                                         15
        4,738   Bouygues S.A.                                                                             236
       19,200   Daelim Industrial Co. Ltd.                                                              1,361
        4,283   Imtech N.V.                                                                               110
        1,816   Kier Group plc                                                                             27
        5,377   Obrascon Huarte Lain S.A.                                                                 147
                                                                                                 ------------
                                                                                                        1,896
                                                                                                 ------------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.0%)
        6,400   Hitachi Construction Machinery Co. Ltd.                                                   149
      146,000   Mitsui Engineering & Shipbuilding Co., Ltd.                                               360
       58,000   SembCorp Marine Ltd.                                                                      147
                                                                                                 ------------
                                                                                                          656
                                                                                                 ------------
DIVERSIFIED SUPPORT SERVICES (0.0%)
       35,054   Cape plc*                                                                                 132
                                                                                                 ------------
ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
        7,474   Prysmian S.p.A.                                                                           126
        8,028   Schneider Electric S.A.                                                                   878
       83,800   Sumitomo Electric Industries Ltd.                                                         991
                                                                                                 ------------
                                                                                                        1,995
                                                                                                 ------------
ENVIRONMENTAL & FACILITIES SERVICES (0.0%)
       22,581   Serco Group plc                                                                           192
                                                                                                 ------------
HEAVY ELECTRICAL EQUIPMENT (0.1%)
        9,771   ABB Ltd.*                                                                                 179
       20,937   Alstom S.A.                                                                             1,466
       72,000   Mitsubishi Electric Corp.*                                                                508
                                                                                                 ------------
                                                                                                        2,153
                                                                                                 ------------
HIGHWAYS & RAILTRACKS (0.1%)
        2,585   Atlantia S.p.A.                                                                            67
      760,707   Macquarie Infrastructure Group                                                            906
        3,461   Societe des Autoroutes Paris-Rhin-Rhone                                                   288
                                                                                                 ------------
                                                                                                        1,261
                                                                                                 ------------
INDUSTRIAL CONGLOMERATES (0.3%)
      127,000   Fraser & Neave Ltd.                                                                       365
      141,000   Hutchison Whampoa Ltd.                                                                    954
        4,400   Jardine Matheson Holdings Ltd.                                                            130
       28,000   Keppel Corp. Ltd.                                                                         164

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  57

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

       53,322   Koninklijke Philips Electronics N.V.                                             $      1,458
       20,615   LG Corp.                                                                                1,128
       89,000   SembCorp Industries                                                                       238
        7,580   Siemens AG                                                                                743
                                                                                                 ------------
                                                                                                        5,180
                                                                                                 ------------
INDUSTRIAL MACHINERY (0.2%)
       21,000   Amada Co. Ltd.                                                                            121
        9,096   Atlas Copco AB                                                                            129
       37,728   Kone Oyj "B"                                                                            1,527
        2,110   Metso Corp.                                                                                68
       34,613   Wartsila Corp. OYJ "B"                                                                  1,292
                                                                                                 ------------
                                                                                                        3,137
                                                                                                 ------------
MARINE (0.0%)
        5,000   Eagle Bulk Shipping, Inc.*                                                                 28
        2,876   Kuehne & Nagel International AG                                                           278
                                                                                                 ------------
                                                                                                          306
                                                                                                 ------------
MARINE PORTS & SERVICES (0.0%)
       66,000   Kamigumi Co. Ltd.                                                                         521
                                                                                                 ------------
OFFICE SERVICES & SUPPLIES (0.0%)
        1,593   Societe BIC S.A.                                                                          111
                                                                                                 ------------
RAILROADS (0.0%)
           58   Central Japan Railway Co.                                                                 419
                                                                                                 ------------
RESEARCH & CONSULTING SERVICES (0.0%)
        1,324   Bureau Veritas S.A.                                                                        66
       25,175   Experian plc                                                                              237
                                                                                                 ------------
                                                                                                          303
                                                                                                 ------------
TRADING COMPANIES & DISTRIBUTORS (0.4%)
        3,800   Aircastle Ltd.                                                                             34
      255,000   Itochu Corp.                                                                            1,749
       77,000   Marubeni Corp.                                                                            406
       50,500   Mitsubishi Corp.                                                                        1,139
       54,100   Mitsui & Co. Ltd.                                                                         716
      358,000   Noble Group Ltd.                                                                          802
      119,200   Sumitomo Corp.                                                                          1,172
       48,200   Toyota Tsusho Corp.                                                                       645
                                                                                                 ------------
                                                                                                        6,663
                                                                                                 ------------
TRUCKING (0.0%)
       32,000   ComfortDelGro Corp. Ltd.                                                                   34
       45,862   FirstGroup plc                                                                            295
       12,000   Seino Holdings Co. Ltd.                                                                    88
                                                                                                 ------------
                                                                                                          417
                                                                                                 ------------
                Total Industrials                                                                      30,849
                                                                                                 ------------
INFORMATION TECHNOLOGY (0.8%)
-----------------------------
APPLICATION SOFTWARE (0.1%)
       20,600   AsiaInfo Holdings, Inc.*                                                                  507
       14,000   SAP AG                                                                                    669
                                                                                                 ------------
                                                                                                        1,176
                                                                                                 ------------
COMMUNICATIONS EQUIPMENT (0.0%)
       27,000   Japan Radio Co., Ltd.                                                                      45
       26,452   Nokia Oyj                                                                                 348
        8,000   VTech Holdings Ltd.                                                                        78
                                                                                                 ------------
                                                                                                          471
                                                                                                 ------------
COMPUTER HARDWARE (0.1%)
      200,000   Fujitsu Ltd.                                                                            1,189
       72,000   NEC Corp.*(a)                                                                             182
                                                                                                 ------------
                                                                                                        1,371
                                                                                                 ------------
COMPUTER STORAGE & PERIPHERALS (0.0%)
       12,600   Seiko Epson Corp.                                                                         195
                                                                                                 ------------
DATA PROCESSING & OUTSOURCED SERVICES (0.1%)
       72,309   Computershare Ltd.                                                                        708
                                                                                                 ------------
ELECTRONIC COMPONENTS (0.2%)
       19,900   HOYA Corp.                                                                                508
        2,600   Kyocera Corp.                                                                             207
        3,700   Mabuchi Motor Co.                                                                         181
       15,700   Murata Manufacturing Co., Ltd.                                                            746
       14,500   Nidec Corp.                                                                             1,273
      107,000   Nippon Electric Glass Co. Ltd.                                                          1,273
                                                                                                 ------------
                                                                                                        4,188
                                                                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.0%)
       17,900   FUJIFILM Holdings Corp.                                                                   488
                                                                                                 ------------

================================================================================

58  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

HOME ENTERTAINMENT SOFTWARE (0.0%)
        1,200   Nintendo Co. Ltd.                                                                $        294
                                                                                                 ------------
INTERNET SOFTWARE & SERVICES (0.1%)
       68,200   Tencent Holdings Ltd.                                                                   1,261
       38,969   United Internet AG*                                                                       526
                                                                                                 ------------
                                                                                                        1,787
                                                                                                 ------------
IT CONSULTING & OTHER SERVICES (0.0%)
        5,200   Amdocs Ltd.*                                                                              138
        1,090   OBIC Co., Ltd.                                                                            181
       12,707   Ordina N.V.*                                                                               93
                                                                                                 ------------
                                                                                                          412
                                                                                                 ------------
OFFICE ELECTRONICS (0.0%)
        7,200   Canon, Inc.                                                                               277
          870   Neopost S.A.                                                                               76
                                                                                                 ------------
                                                                                                          353
                                                                                                 ------------
SEMICONDUCTOR EQUIPMENT (0.0%)
          600   Tokyo Electron Ltd.                                                                        33
                                                                                                 ------------
SEMICONDUCTORS (0.2%)
       96,417   Infineon Technologies AG*                                                                 462
        4,600   Rohm Co.                                                                                  302
        4,299   Samsung Electronics Co. Ltd.                                                            2,662
      162,800   United Microelectronics Corp. ADR*                                                        552
                                                                                                 ------------
                                                                                                        3,978
                                                                                                 ------------
                Total Information Technology                                                           15,454
                                                                                                 ------------
MATERIALS (1.6%)
---------------
ALUMINUM (0.0%)
       10,800   Norsk Hydro ASA*                                                                           76
                                                                                                 ------------
COMMODITY CHEMICALS (0.1%)
       84,000   Denki Kagaku Kogyo Kabushiki Kaisha                                                       353
       56,000   Kaneka Corp.                                                                              371
       35,000   Kuraray Co.                                                                               421
                                                                                                 ------------
                                                                                                        1,145
                                                                                                 ------------
CONSTRUCTION MATERIALS (0.1%)
          630   Ciments Francais S.A.                                                                      67
       20,133   HeidelbergCement AG                                                                     1,336
        2,156   Holcim Ltd.*                                                                              155
       12,573   Lafarge S.A.(a)                                                                         1,033
                                                                                                 ------------
                                                                                                        2,591
                                                                                                 ------------
DIVERSIFIED CHEMICALS (0.2%)
        7,966   AkzoNobel N.V.                                                                            505
       22,595   BASF AG                                                                                 1,363
       30,000   Mitsubishi Gas Chemical Co., Inc.                                                         136
      101,000   Nippon Soda Co., Ltd.                                                                     344
       10,000   Nissan Chemical Industries, Ltd.                                                          132
       18,694   Orica Ltd.                                                                                428
        6,908   Solvay S.A.                                                                               729
                                                                                                 ------------
                                                                                                        3,637
                                                                                                 ------------
DIVERSIFIED METALS & MINING (0.8%)
        9,230   Anglo American Capital plc*                                                               395
       76,011   BHP Billiton Ltd.(g)                                                                    2,875
       65,406   BHP Billiton plc                                                                        1,999
        8,000   Dowa Holdings Co. Ltd.                                                                     43
       82,945   Eurasian Natural Resources Corp. plc                                                    1,175
       15,481   First Quantum Minerals Ltd.                                                             1,208
       22,674   Kazakhmys plc*                                                                            460
       36,434   KGHM Polska Miedz S.A.                                                                  1,418
        2,506   Rio Tinto Ltd.                                                                            164
       26,822   Rio Tinto plc                                                                           1,363
      126,527   Straits Resources Ltd.*                                                                   191
       63,000   Sumitomo Metal Mining Co. Ltd.                                                          1,033
      149,146   Xstrata plc*                                                                            2,623
                                                                                                 ------------
                                                                                                       14,947
                                                                                                 ------------
FERTILIZERS & AGRICULTURAL CHEMICALS (0.0%)
       21,781   Incitec Pivot Ltd.                                                                         57
                                                                                                 ------------
INDUSTRIAL GASES (0.0%)
          705   Air Liquide S.A.                                                                           82
        6,173   Linde AG                                                                                  759
                                                                                                 ------------
                                                                                                          841
                                                                                                 ------------
PAPER PACKAGING (0.0%)
       15,340   Huhtamaki Oyj                                                                             206
                                                                                                 ------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  59

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

PAPER PRODUCTS (0.2%)
        1,200   Domtar Corp.*                                                                    $         68
      151,414   Mondi plc                                                                                 825
        2,900   Nippon Paper Group, Inc.                                                                   79
      103,368   Svenska Cellulosa AB                                                                    1,423
       43,037   UPM-Kymmene Oyj                                                                           547
                                                                                                 ------------
                                                                                                        2,942
                                                                                                 ------------
SPECIALTY CHEMICALS (0.0%)
       17,000   Daicel Chemical Industries, Ltd.                                                          101
       15,100   JSR Corp.                                                                                 290
        7,000   Nippon Synthetic Chemical Industry Co., Ltd.                                               49
       14,000   Tokuyama Corp.                                                                             80
                                                                                                 ------------
                                                                                                          520
                                                                                                 ------------
STEEL (0.2%)
       32,996   ArcelorMittal ADR                                                                       1,286
      176,633   Bluescope Steel Ltd.                                                                      438
       17,700   JFE Holdings, Inc.                                                                        582
        5,800   Maruichi Steel Tube Ltd.                                                                  110
       60,000   Nippon Steel Corp.                                                                        223
       81,965   Onesteel Ltd.                                                                             225
        5,364   ThyssenKrupp AG                                                                           195
       16,200   Yamato Kogyo Co.                                                                          508
                                                                                                 ------------
                                                                                                        3,567
                                                                                                 ------------
                Total Materials                                                                        30,529
                                                                                                 ------------
TELECOMMUNICATION SERVICES (1.3%)
---------------------------------
ALTERNATIVE CARRIERS (0.0%)
        2,400   Global Crossing Ltd.*                                                                      27
                                                                                                 ------------
INTEGRATED TELECOMMUNICATION SERVICES (0.7%)
      351,783   BT Group plc                                                                              811
       41,371   France Telecom S.A.                                                                     1,076
       55,763   Koninklijke (Royal) KPN N.V.                                                              989
       61,547   Nippon Telegraph &  Telephone Corp.                                                     2,670
      161,615   Portugal Telecom SGPS S.A.                                                              1,954
        2,533   Swisscom AG                                                                               985
    1,071,791   Telecom Italia S.p.A.                                                                   1,395
      115,285   Telefonica S.A.(g)                                                                      3,310
       37,174   Teliasonera AB                                                                            264
                                                                                                 ------------
                                                                                                       13,454
                                                                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES (0.6%)
       76,229   America Movil S.A.B. de C.V. ADR "L"                                                    3,688
          225   KDDI Corp.                                                                              1,215
       22,057   Mobile TeleSystems ADR                                                                  1,105
        9,300   SoftBank Corp.                                                                            223
    2,235,882   Vodafone Group plc                                                                      5,043
                                                                                                 ------------
                                                                                                       11,274
                                                                                                 ------------
                Total Telecommunication Services                                                       24,755
                                                                                                 ------------
UTILITIES (1.0%)
----------------
ELECTRIC UTILITIES (0.5%)
       30,000   Cheung Kong Infrastructure Holdings, Ltd.                                                 111
       53,701   E.ON AG                                                                                 2,124
      181,304   EDP-Energias de Portugal                                                                  832
      316,297   Enel S.p.A.(g)                                                                          1,893
        6,129   Fortum Oyj                                                                                156
       75,003   Iberdrola S.A.                                                                            712
       71,524   Iride S.p.A.                                                                              136
       88,300   Kansai Electric Power Co., Inc.                                                         2,196
        1,000   Okinawa Electric Power Co., Inc.                                                           61
       56,803   Public Power Corp.*                                                                     1,146
       25,870   SP Ausnet                                                                                  20
        2,900   Tohoku Electric Power Co., Inc.                                                            61
                                                                                                 ------------
                                                                                                        9,448
                                                                                                 ------------
GAS UTILITIES (0.2%)
       34,828   Gas Natural SDG S.A.                                                                      722
      166,000   Osaka Gas Co. Ltd.                                                                        605
      251,350   Snam Rete Gas S.p.A.                                                                    1,262
                                                                                                 ------------
                                                                                                        2,589
                                                                                                 ------------

================================================================================

60  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.0%)
       11,500   Electric Power Development Co. Ltd.                                              $        357
       12,138   International Power plc                                                                    55
                                                                                                 ------------
                                                                                                          412
                                                                                                 ------------
MULTI-UTILITIES (0.3%)
       12,858   AGL Energy Ltd.                                                                           163
       12,212   Gaz de France S.A.                                                                        510
      176,838   National Grid plc                                                                       1,921
       30,385   RWE AG                                                                                  2,769
                                                                                                 ------------
                                                                                                        5,363
                                                                                                 ------------
WATER UTILITIES (0.0%)
        1,200   Consolidated Water Co. Ltd.                                                                16
       18,522   Severn Trent plc                                                                          320
                                                                                                 ------------
                                                                                                          336
                                                                                                 ------------
                Total Utilities                                                                        18,148
                                                                                                 ------------
                Total Common Stocks (cost: $291,792)                                                  298,272
                                                                                                 ------------

-------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
$(000)/SHARES
-------------------------------------------------------------------------------------------------------------

PREFERRED SECURITIES (0.6%)

CONSUMER DISCRETIONARY (0.0%)
-----------------------------
AUTOMOBILE MANUFACTURERS (0.0%)
        4,033   Volkswagen AG                                                                             342
                                                                                                 ------------
FINANCIALS (0.4%)
-----------------
DIVERSIFIED BANKS (0.2%)
       57,377   Banco Bradesco S.A.                                                                     1,193
      112,650   Banco Itau Holding Financeira S.A.                                                      2,435
                                                                                                 ------------
                                                                                                        3,628
                                                                                                 ------------
REINSURANCE (0.2%)
        3,000   Ram Holdings Ltd., 7.50%, non-cumulative, perpetual*                                      196
$       4,500   Swiss Re Capital I LP, 6.85%, perpetual(c)                                              3,336
                                                                                                 ------------
                                                                                                        3,532
                                                                                                 ------------
                Total Financials                                                                        7,160
                                                                                                 ------------
MATERIALS (0.2%)
----------------
DIVERSIFIED METALS & MINING (0.2%)
      212,526   Vale S.A. "A"                                                                           5,129
                                                                                                 ------------
                Total Preferred Securities (cost: $10,534)                                             12,631
                                                                                                 ------------

-------------------------------------------------------------------------------------------------------------
NUMBER OF
SHARES
-------------------------------------------------------------------------------------------------------------

RIGHTS (0.0%)

FINANCIALS (0.0%)
-----------------
DIVERSIFIED BANKS (0.0%)
       11,733   DnB NOR ASA*                                                                               33
       71,292   Fortis, acquired 10/13/2008; cost: $0(d),(e)                                                -
      130,465   Lloyds Banking Group plc*                                                                  38
                                                                                                 ------------
                                                                                                           71
                                                                                                 ------------
OTHER DIVERSIFIED FINANCIAL SERVICES (0.0%)
       92,893   ING Groep N.V.*                                                                           230
                                                                                                 ------------
                Total Financials                                                                          301
                                                                                                 ------------
INDUSTRIALS (0.0%)
------------------
CONSTRUCTION & ENGINEERING (0.0%)
        5,377   Obrascon Huarte Lain S.A.*                                                                 11
                                                                                                 ------------
                Total Rights (cost: $253)                                                                 312
                                                                                                 ------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  61

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                 (000)
-------------------------------------------------------------------------------------------------------------

INVESTMENT COMPANIES (6.4%)
      343,699   iShares MSCI EAFE Index ETF                                                      $     19,048
    2,545,102   iShares MSCI Emerging Markets Index ETF                                               103,128
                                                                                                 ------------
                Total Investment Companies (cost: $97,128)                                            122,176
                                                                                                 ------------
                Total International Equity Securities (cost: $399,707)                                433,391
                                                                                                 ------------
PRECIOUS METALS AND MINERALS SECURITIES (3.1%)

GOLD (2.4%)

AFRICAN GOLD COMPANIES (0.2%)
       50,000   AngloGold Ashanti Ltd. ADR                                                              2,202
      180,000   Gold Fields Ltd. ADR                                                                    2,660
                                                                                                 ------------
                                                                                                        4,862
                                                                                                 ------------
AUSTRALIAN GOLD COMPANIES (0.3%)
      900,000   Lihir Gold Ltd.                                                                         2,967
       90,000   Newcrest Mining Ltd.                                                                    3,033
                                                                                                 ------------
                                                                                                        6,000
                                                                                                 ------------
EUROPEAN GOLD COMPANIES (0.2%)
       35,000   Randgold Resources Ltd. ADR                                                             2,966
                                                                                                 ------------
NORTH AMERICAN GOLD COMPANIES (1.5%)
       40,000   Agnico-Eagle Mines Ltd.                                                                 2,506
        5,000   Allied Nevada Gold Corp.*                                                                  65
       60,000   Barrick Gold Corp.(a)                                                                   2,562
      240,000   Eldorado Gold Corp.*(a)                                                                 3,178
      200,000   Gammon Gold, Inc.*                                                                      2,310
       60,000   Goldcorp, Inc.                                                                          2,520
      170,000   IAMGOLD Corp.                                                                           3,222
      120,000   Kinross Gold Corp.                                                                      2,402
       56,000   Newmont Mining Corp.                                                                    3,004
      200,000   Red Back Mining, Inc.*                                                                  2,899
       44,800   Royal Gold, Inc.                                                                        2,411
      200,000   Yamana Gold, Inc.                                                                       2,666
                                                                                                 ------------
                                                                                                       29,745
                                                                                                 ------------
SOUTH AMERICAN GOLD COMPANIES (0.2%)
       90,000   Compania de Minas Buenaventura S.A. ADR                                                 3,614
                                                                                                 ------------
                Total Gold                                                                             47,187
                                                                                                 ------------
PLATINUM GROUP METALS (0.3%)
      105,000   Impala Platinum Holdings Ltd.                                                           2,435
      100,000   Lonmin plc*                                                                             2,920
        3,800   Stillwater Mining Co.*                                                                     36
                                                                                                 ------------
                Total Platinum Group Metals                                                             5,391
                                                                                                 ------------
SILVER (0.4%)
        1,500   Coeur d'Alene Mines Corp.*                                                                 34
       63,790   Fresnillo plc                                                                             885
       20,600   Hecla Mining Co.*(a)                                                                      136
      110,000   Pan American Silver Corp.*                                                              2,776
      200,000   Silver Wheaton Corp.*                                                                   3,214
                                                                                                 ------------
                Total Silver                                                                            7,045
                                                                                                 ------------
                Total Precious Metals and Minerals Securities (cost: $35,823)                          59,623
                                                                                                 ------------
GLOBAL REAL ESTATE EQUITY SECURITIES (3.1%)

COMMON STOCKS (1.7%)

DIVERSIFIED REAL ESTATE ACTIVITIES (0.2%)
          400   Consolidated-Tomoka Land Co.                                                               14
      180,000   Hang Lung Properties Ltd.                                                                 654
       24,000   Henderson Land Development Co. Ltd.                                                       169

================================================================================

62  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

       63,000   Sun Hung Kai Properties Ltd.                                                     $        931
       26,000   Swire Pacific Ltd.                                                                        298
          900   Tejon Ranch Co.*                                                                           24
       18,000   UOL Group Ltd.                                                                             47
      106,000   Wharf (Holdings) Ltd.                                                                     572
      133,000   Wheelock & Co. Ltd.                                                                       433
                                                                                                 ------------
                Total Diversified Real Estate Activities                                                3,142
                                                                                                 ------------
REAL ESTATE DEVELOPMENT (0.0%)
       23,000   Cheung Kong Holdings Ltd.                                                                 290
                                                                                                 ------------
REAL ESTATE OPERATING COMPANIES (0.0%)
       50,038   Citycon Oyj                                                                               213
       16,000   Hysan Development Co., Ltd.                                                                45
                                                                                                 ------------
                Total Real Estate Operating Companies                                                     258
                                                                                                 ------------
REITs - DIVERSIFIED (0.2%)
      108,472   BGP Holdings plc, acquired 08/06/2009; cost: $0*(d),(e)                                     -
        3,800   CapLease, Inc.                                                                             16
        4,500   Colonial Properties Trust                                                                  49
      126,901   Cousins Properties, Inc.                                                                  914
      117,261   Dexus Property Group                                                                       87
          696   Fonciere Des Regio                                                                         72
        2,720   Gecina S.A.                                                                               299
      108,472   GPT Group                                                                                  59
        4,300   Gramercy Capital Corp.*                                                                    12
        5,500   Investors Real Estate Trust                                                                49
       41,600   Liberty Property Trust, Inc.                                                            1,233
            7   One Liberty Properties, Inc.                                                                -
        1,300   PS Business Parks, Inc.                                                                    62
          632   Vornado Realty Trust                                                                       41
        2,200   Washington REIT                                                                            57
                                                                                                 ------------
                Total REITs - Diversified                                                               2,950
                                                                                                 ------------
REITs - INDUSTRIAL (0.1%)
       41,900   AMB Property Corp.                                                                        987
       17,700   DCT Industrial Trust, Inc.                                                                 84
        2,100   DuPont Fabros Technology, Inc.*                                                            33
          900   EastGroup Properties, Inc.                                                                 34
        4,200   First Industrial Realty Trust, Inc.                                                        19
        2,200   First Potomac Realty Trust                                                                 26
      139,788   Macquarie Goodman Group                                                                    77
        1,700   Monmouth Real Estate Investment Corp. "A"                                                  12
        3,500   ProLogis                                                                                   46
                                                                                                 ------------
                Total REITs - Industrial                                                                1,318
                                                                                                 ------------
REITs - MORTGAGE (0.1%)
        1,000   American Capital Agency Corp.                                                              26
      113,949   Annaly Capital Management, Inc.                                                         2,098
        2,800   Anworth Mortgage Asset Corp.                                                               20
        1,900   Capstead Mortgage Corp.                                                                    27
          900   Care Investment Trust, Inc.                                                                 7
       18,000   Chimera Investment Corp.                                                                   73
          900   Hatteras Financial Corp.                                                                   28
        8,100   iStar Financial, Inc.*                                                                     20
       18,500   MFA Mortgage Investments, Inc.                                                            140
        4,800   NorthStar Realty Finance Corp.                                                             16
        3,900   Redwood Trust, Inc.                                                                        56
                                                                                                 ------------
                Total REITs - Mortgage                                                                  2,511
                                                                                                 ------------
REITs - OFFICE (0.2%)
          500   Alexandria Real Estate Equities, Inc.                                                      28
        6,800   BioMed Realty Trust, Inc.                                                                  93

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  63

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

          900   Boston Properties, Inc.                                                          $         60
          500   Corporate Office Properties Trust                                                          17
       20,500   Digital Realty Trust, Inc.                                                                998
       87,400   Duke Realty Corp.                                                                         980
        5,300   Franklin Street Properties Corp.                                                           60
        1,300   Highwoods Properties, Inc.                                                                 40
        1,600   HRPT Properties Trust                                                                      10
        2,500   Kilroy Realty Corp.                                                                        75
        7,798   Lexington Realty Trust                                                                     38
       39,500   Mack-Cali Realty Corp.                                                                  1,212
            2   Nippon Building Fund, Inc.                                                                 16
        1,800   Parkway Properties, Inc.                                                                   34
          500   SL Green Realty Corp.                                                                      22
                                                                                                 ------------
                Total REITs - Office                                                                    3,683
                                                                                                 ------------
REITs - RESIDENTIAL (0.3%)
       34,200   American Campus Communities, Inc.                                                         922
        1,200   Associated Estates Realty Corp.                                                            12
       14,415   AvalonBay Communities, Inc.                                                             1,041
       30,500   BRE Properties, Inc.                                                                      956
          500   Camden Property Trust                                                                      19
        4,600   Education Realty Trust, Inc.                                                               23
       23,500   Equity LifeStyle Properties, Inc.                                                       1,128
       33,100   Equity Residential Properties Trust                                                     1,066
          400   Essex Property Trust, Inc.                                                                 32
          500   Home Properties, Inc.                                                                      22
        1,800   Mid-America Apartment Communities, Inc.                                                    84
       52,100   Post Properties, Inc.                                                                     960
        1,300   Sun Communities, Inc.                                                                      25
          900   UDR, Inc.                                                                                  13
                                                                                                 ------------
                Total REITs - Residential                                                               6,303
                                                                                                 ------------
REITs - RETAIL (0.3%)
        3,201   Acadia Realty Trust                                                                        52
          500   Agree Realty Corp.                                                                         12
          100   Alexander's, Inc.*                                                                         28
        8,200   CBL & Associates Properties, Inc.(a)                                                       76
        3,200   Cedar Shopping Centers, Inc.                                                               19
       42,421   CFS Retail Property Trust                                                                  77
        3,100   Developers Diversified Realty Corp.                                                        31
          800   Equity One, Inc.                                                                           13
       16,500   Federal Realty Investment Trust                                                         1,061
        1,393   Getty Realty Corp.                                                                         32
        5,100   Glimcher Realty Trust                                                                      15
        6,500   Inland Real Estate Corp.                                                                   51
       72,500   Kimco Realty Corp.                                                                        893
        3,800   Kite Realty Group Trust                                                                    12
          543   Macerich Co.                                                                               16
        1,700   National Retail Properties, Inc.                                                           34
        3,100   Pennsylvania REIT                                                                          23
        2,038   Ramco-Gershenson Properties Trust                                                          19
          600   Realty Income Corp.(a)                                                                     15
       27,500   Regency Centers Corp.                                                                     920
          500   Saul Centers, Inc.                                                                         16
       17,656   Simon Property Group, Inc.                                                              1,283
          800   Tanger Factory Outlet Centers, Inc.                                                        31
       28,500   Taubman Centers, Inc.(a)                                                                  979
        1,075   Unibail-Rodamco                                                                           242
        1,600   Urstadt Biddle Properties, Inc. "A"                                                        22
          600   Weingarten Realty Investors                                                                12
       30,921   Westfield Group                                                                           346
                                                                                                 ------------
                Total REITs - Retail                                                                    6,330
                                                                                                 ------------

================================================================================

64  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

REITs - SPECIALIZED (0.3%)
        5,100   Ashford Hospitality Trust, Inc.*                                                 $         21
        2,400   Cogdell Spencer, Inc.                                                                      12
       12,000   DiamondRock Hospitality Co.*                                                               96
          600   Entertainment Properties Trust                                                             19
        2,700   Extra Space Storage, Inc.                                                                  30
        5,200   FelCor Lodging Trust, Inc.*                                                                17
       37,800   HCP, Inc.                                                                               1,183
        1,100   Health Care REIT, Inc.                                                                     49
       25,300   Healthcare Realty Trust, Inc.                                                             559
          700   Hospitality Properties Trust                                                               14
        4,200   Host Hotels & Resorts, Inc.                                                                44
        3,200   LaSalle Hotel Properties                                                                   60
        1,900   LTC Properties, Inc.                                                                       49
        6,600   Medical Properties Trust, Inc.                                                             64
        2,000   National Health Investors, Inc.                                                            66
       30,600   Nationwide Health Properties, Inc.                                                      1,041
        3,500   OMEGA Healthcare Investors, Inc.                                                           63
        1,000   Plum Creek Timber Co., Inc.                                                                34
          800   Potlatch Corp.                                                                             24
       18,600   Public Storage                                                                          1,480
        3,900   Rayonier, Inc.                                                                            155
        1,100   Senior Housing Properties Trust                                                            23
        1,100   Sovran Self Storage, Inc.                                                                  36
        1,918   Sunstone Hotel Investors, Inc.*                                                            15
        6,400   U-Store-It Trust                                                                           42
          900   Universal Health Realty Income Trust                                                       28
       25,300   Ventas, Inc.                                                                            1,086
                                                                                                 ------------
                Total REITs - Specialized                                                               6,310
                                                                                                 ------------
                Total Common Stock (cost: $26,295)                                                     33,095
                                                                                                 ------------
INVESTMENT COMPANIES (1.4%)
    1,550,190   ING International Real Estate Fund                                                     13,270
      379,166   SPDR DJ Wilshire International Real Estate ETF(a)                                      13,339
                                                                                                 ------------
                Total Investment Companies (cost: $18,222)                                             26,609
                                                                                                 ------------
                Total Real Estate Equity Securities (cost: $44,517)                                    59,704
                                                                                                 ------------

-------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                             COUPON
(000)           SECURITY                                            RATE          MATURITY
-------------------------------------------------------------------------------------------------------------

                BONDS (30.7%)

                CORPORATE OBLIGATIONS (16.2%)

                CONSUMER DISCRETIONARY (0.1%)
                -----------------------------
                APPAREL & ACCESSORIES & LUXURY GOODS (0.1%)
$       1,000   Kellwood Co.(h)                                     12.88%      12/31/2014                530
        2,861   Kellwood Co.                                         7.63       10/15/2017              1,030
                                                                                                 ------------
                Total Consumer Discretionary                                                            1,560
                                                                                                 ------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  65

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                             COUPON                               VALUE
(000)           SECURITY                                            RATE          MATURITY              (000)
-------------------------------------------------------------------------------------------------------------

                CONSUMER STAPLES (0.3%)
                -----------------------
                DRUG RETAIL (0.3%)
$       7,866   CVS Caremark Corp.(b)                               6.30%        6/01/2037       $      6,768
                                                                                                 ------------
                ENERGY (0.3%)
                -------------
                OIL & GAS STORAGE & TRANSPORTATION (0.3%)
        7,280   Enbridge Energy Partners, LP(b)                     8.05        10/01/2037              6,926
                                                                                                 ------------
                FINANCIALS (12.6%)
                ------------------
                CONSUMER FINANCE (0.6%)
        3,552   American Express Co.(i)                             6.80         9/01/2066              3,037
        3,500   Capital One Financial Corp.(b)                      7.69         8/15/2036              3,010
        7,000   General Motors Acceptance Corp.(b)                  6.75        12/01/2014              6,211
                                                                                                 ------------
                                                                                                       12,258
                                                                                                 ------------
                DIVERSIFIED BANKS (1.2%)
        4,651   Comerica Capital Trust II(b)                        6.58         2/20/2037              3,512
        1,000   Emigrant Bancorp, Inc.(b),(c)                       6.25         6/15/2014                419
        6,500   First Tennessee Bank, N.A.(b)                       5.65         4/01/2016              5,804
        7,000   Manufacturers & Traders Trust Co.(b)                5.63        12/01/2021              5,739
        5,800   USB Realty Corp.(b),(c)                             6.09                 -(j)           4,060
        3,500   Wachovia Capital Trust III(b)                       5.80                 -(j)           2,432
        1,000   Wells Fargo Capital XIII(b)                         7.70                 -(j)             915
                                                                                                 ------------
                                                                                                       22,881
                                                                                                 ------------
                DIVERSIFIED REAL ESTATE ACTIVITIES (0.3%)
        2,000   Brascan Corp.(b)                                    7.13         6/15/2012              2,070
        3,000   Brookfield Asset Management, Inc.(b)                5.80         4/25/2017              2,774
                                                                                                 ------------
                Total Diversified Real Estate Activities                                                4,844
                                                                                                 ------------
                INVESTMENT BANKING & BROKERAGE (0.4%)
        2,000   First Republic Bank Corp.(b)                        7.75         9/15/2012              2,199
        8,693   Goldman Sachs Capital II(b)                         5.79                 -(j)           6,433
                                                                                                 ------------
                Total Investment Banking & Brokerage                                                    8,632
                                                                                                 ------------
                LIFE & HEALTH INSURANCE (1.4%)
        2,000   Great-West Life & Annuity Insurance Co.(b),(c)      7.15         5/16/2046              1,640
        8,000   Lincoln National Corp.(b)                           7.00         5/17/2066              6,240
        1,300   MetLife Capital Trust X(b),(c)                      9.25         4/08/2038              1,365
        2,000   MetLife, Inc.(b)                                   10.75         8/01/2069              2,406
        4,000   Nationwide Mutual Insurance Co.(b)                  5.81        12/15/2024              3,159
        6,500   Prudential Financial, Inc.(b)                       8.88         6/15/2038              6,760
        7,030   StanCorp Financial Group, Inc.(b)                   6.90         6/01/2067              5,042
                                                                                                 ------------
                                                                                                       26,612
                                                                                                 ------------

================================================================================

66  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                             COUPON                               VALUE
(000)           SECURITY                                            RATE          MATURITY              (000)
-------------------------------------------------------------------------------------------------------------

                MULTI-LINE INSURANCE (1.9%)
$       1,000   AGFC Capital Trust I(b),(c)                         6.00%        1/15/2067       $        390
        3,000   American International Group, Inc.(b)               8.18         5/15/2058              1,732
       10,012   Genworth Financial, Inc.(b)                         6.15        11/15/2066              6,483
       10,705   Glen Meadow(b),(c)                                  6.51         2/12/2067              8,056
       14,000   ILFC E-Capital Trust I(b),(c)                       5.90        12/21/2065              6,580
        1,000   ILFC E-Capital Trust II(b),(c)                      6.25        12/21/2065                470
       11,027   Oil Casualty Insurance Ltd.(b),(c)                  8.00         9/15/2034              7,390
        7,165   Oil Insurance Ltd.(c)                               7.56                 -(j)           5,817
                                                                                                 ------------
                                                                                                       36,918
                                                                                                 ------------
                MULTI-SECTOR HOLDINGS (0.1%)
        2,000   Leucadia National Corp.(b)                          8.65         1/15/2027              1,800
                                                                                                 ------------
                OTHER DIVERSIFIED FINANCIAL SERVICES (0.7%)
        3,000   AgFirst Farm Credit Bank(b)                         6.59                 -(j)           1,973
          600   Countrywide Financial Corp.(b)                      5.00        12/15/2009                600
        7,710   General Electric Capital Corp.(b)                   6.38        11/15/2067              6,351
        5,190   ZFS Finance USA Trust IV(b),(c)                     5.88         5/09/2032              4,207
                                                                                                 ------------
                                                                                                       13,131
                                                                                                 ------------
                PROPERTY & CASUALTY INSURANCE (1.2%)
        5,000   Allstate Corp.(b)                                   6.13         5/15/2037              4,213
        3,000   Fund American Companies, Inc.(b)                    5.88         5/15/2013              2,990
        2,070   Liberty Mutual Group, Inc.(b)                       7.30         6/15/2014              2,103
        7,000   Progressive Corp.(b)                                6.70         6/15/2037              5,958
        1,000   RLI Corp.(b)                                        5.95         1/15/2014              1,004
        6,500   Travelers Companies, Inc.(b)                        6.25         3/15/2037              5,898
                                                                                                 ------------
                                                                                                       22,166
                                                                                                 ------------
                REGIONAL BANKS (2.2%)
        3,000   Cullen/Frost Bankers, Inc.(b)                       5.75         2/15/2017              2,812
       10,000   Fifth Third Capital Trust IV(b)                     6.50         4/15/2037              7,050
        1,000   First Empire Capital Trust I(b)                     8.23         2/01/2027                768
        5,000   Fulton Capital Trust I(b)                           6.29         2/01/2036              3,297
       10,000   Huntington Capital III(b)                           6.65         5/15/2037              6,105
        4,000   PNC Preferred Funding Trust(b),(c)                  6.52                 -(j)           2,876
        1,979   PNC Preferred Funding Trust III(b),(c)              8.70                 -(j)           1,947
        6,500   Regions Financing Trust II(b)                       6.63         5/15/2047              4,249
        1,000   Susquehanna Bancshares, Inc.(b)                     2.10(k)      5/01/2014                618
        3,000   TCF National Bank(b)                                5.50         2/01/2016              2,552
       10,000   Webster Capital Trust IV(b)                         7.65         6/15/2037              6,250
        4,500   Zions Bancorp(b)                                    5.50        11/16/2015              3,131
                                                                                                 ------------
                                                                                                       41,655
                                                                                                 ------------
                REITs - DIVERSIFIED (0.1%)
        2,000   Washington REIT(b)                                  5.25         1/15/2014              1,948
                                                                                                 ------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  67

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                             COUPON                               VALUE
(000)           SECURITY                                            RATE          MATURITY              (000)
-------------------------------------------------------------------------------------------------------------

                REITs - INDUSTRIAL (0.3%)
$       5,000   ProLogis(b)                                         2.25%        4/01/2037       $      4,644
        1,000   ProLogis(b)                                         1.88        11/15/2037                890
                                                                                                 ------------
                Total REITs - Industrial                                                                5,534
                                                                                                 ------------
                REITs - OFFICE (0.6%)
        3,000   Brandywine Operating Partnership, LP(b)             5.70         5/01/2017              2,724
        3,390   Duke Realty, LP(b)                                  5.95         2/15/2017              3,269
        1,426   HRPT Properties Trust(b)                            5.75        11/01/2015              1,368
        2,715   HRPT Properties Trust(b)                            6.25         8/15/2016              2,644
        1,000   HRPT Properties Trust(b)                            6.25         6/15/2017                936
                                                                                                 ------------
                                                                                                       10,941
                                                                                                 ------------
                REITs - RETAIL (0.8%)
        4,000   Developers Diversified Realty Corp.(b)              3.00         3/15/2012              3,675
        2,000   Developers Diversified Realty Corp.(b)              5.50         5/01/2015              1,781
        2,000   New Plan Excel Realty Trust, Inc.(b)                4.50         2/01/2011              1,710
        8,000   New Plan Excel Realty Trust, Inc.(b)                5.13         9/15/2012              5,830
        3,000   New Plan Excel Realty Trust, Inc.                   5.30         1/15/2015              1,811
          413   New Plan Excel Realty Trust, Inc., acquired
                  02/20/2009; cost: $140(d)                         7.68        11/02/2026                281
                                                                                                 ------------
                                                                                                       15,088
                                                                                                 ------------
                REITs - SPECIALIZED (0.2%)
        1,000   Hospitality Properties Trust(b)                     5.13         2/15/2015                914
        3,500   Ventas Realty, LP(b)                                6.75         4/01/2017              3,343
                                                                                                 ------------
                                                                                                        4,257
                                                                                                 ------------
                SPECIALIZED FINANCE (0.3%)
       10,085   Financial Security Assurance Holdings Ltd.(b),(c)   6.40        12/15/2066              6,202
        3,000   Syncora Holdings Ltd.(e)                            6.88                 -(j)               1
                                                                                                 ------------
                Total Specialized Finance                                                               6,203
                                                                                                 ------------
                THRIFTS & MORTGAGE FINANCE (0.3%)
        2,185   Sovereign Bank(b)                                   2.35(k)      6/20/2013              2,148
        1,050   Sovereign Bank(b)                                   1.99(k)      8/01/2013              1,020
        3,000   Sovereign Bank(b)                                   2.11(k)      4/01/2014              2,909
        2,500   Washington Mutual Preferred Funding
                  Trust I(c),(l)                                    6.53                 -(j)              25
        2,000   Washington Mutual Preferred Funding
                  Trust IV(c),(l)                                   9.75                 -(j)              20
                                                                                                 ------------
                                                                                                        6,122
                                                                                                 ------------
                Total Financials                                                                      240,990
                                                                                                 ------------
                INDUSTRIALS (0.3%)
                ------------------
                AIRLINES (0.1%)
        1,442   America West Airlines, Inc. Pass-Through
                  Trust (INS)                                       7.93         1/02/2019              1,296
                                                                                                 ------------

================================================================================

68  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                             COUPON                               VALUE
(000)           SECURITY                                            RATE          MATURITY              (000)
-------------------------------------------------------------------------------------------------------------

                INDUSTRIAL CONGLOMERATES (0.2%)
$       6,140   Textron Financial Corp.(b),(c)                      6.00%        2/15/2067       $      4,329
                                                                                                 ------------
                Total Industrials                                                                       5,625
                                                                                                 ------------
                MATERIALS (0.1%)
                ----------------
                DIVERSIFIED METALS & MINING (0.1%)
        1,550   Falconbridge Ltd.(b)                                7.35         6/05/2012              1,677
                                                                                                 ------------
                UTILITIES (2.5%)
                ----------------
                ELECTRIC UTILITIES (1.4%)
        2,080   Cedar Brakes II, LLC(b),(c)                         9.88         9/01/2013              2,130
        2,000   FPL Group Capital, Inc.(b)                          6.35        10/01/2066              1,837
        4,000   FPL Group Capital, Inc.(b)                          6.65         6/15/2067              3,715
        1,000   FPL Group Capital, Inc.(b)                          7.30         9/01/2067                991
        7,300   Homer City Funding, LLC(b)                          8.14        10/01/2019              6,972
          716   Oglethorpe Power Corp.(b)                           6.97         6/30/2011                725
          510   Power Contract Financing, LLC(c)                    6.26         2/01/2010                513
        6,500   PPL Capital Funding, Inc.(b)                        6.70         3/30/2067              5,647
        1,000   SPI Electricity Property Ltd. (INS)(b)              7.25        12/01/2016              1,143
          980   Texas Competitive Electric Holding Co., LLC(m)      3.75        10/10/2014                729
          980   Texas Competitive Electric Holding Co., LLC(m)      3.75        10/10/2014                735
        1,000   West Penn Power Co.(b)                              6.63         4/15/2012              1,095
                                                                                                 ------------
                                                                                                       26,232
                                                                                                 ------------
                GAS UTILITIES (0.2%)
        5,250   Southern Union Co.(b)                               7.20(k)     11/01/2066              4,384
                                                                                                 ------------
                MULTI-UTILITIES (0.9%)
        6,500   Dominion Resources, Inc.(b)                         7.50         6/30/2066              6,411
        5,741   Integrys Energy Group, Inc.(b)                      6.11        12/01/2066              4,800
        3,000   Puget Sound Energy, Inc.                            6.97         6/01/2067              2,651
        3,500   Wisconsin Energy Corp.(b)                           6.25         5/15/2067              3,093
                                                                                                 ------------
                                                                                                       16,955
                                                                                                 ------------
                Total Utilities                                                                        47,571
                                                                                                 ------------
                Total Corporate Obligations (cost: $274,651)                                          311,117
                                                                                                 ------------
                EURODOLLAR AND YANKEE OBLIGATIONS (2.7%)

                ENERGY (0.4%)
                -------------
                INTEGRATED OIL & GAS (0.4%)
          267   PEMEX Finance Ltd.                                  8.88        11/15/2010                278
          500   PEMEX Finance Ltd.                                  9.03         2/15/2011                516
        6,500   Trans-Canada Pipelines Ltd.(b)                      6.35         5/15/2067              6,091
                                                                                                 ------------
                                                                                                        6,885
                                                                                                 ------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  69

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                             COUPON                               VALUE
(000)           SECURITY                                            RATE          MATURITY              (000)
-------------------------------------------------------------------------------------------------------------

                OIL & GAS DRILLING (0.0%)
$         764   Delek & Avner-Yam Tethys Ltd.(c)                    5.33%        8/01/2013       $        764
                                                                                                 ------------
                Total Energy                                                                            7,649
                                                                                                 ------------
                FINANCIALS (2.0%)
                -----------------
                DIVERSIFIED BANKS (0.4%)
        4,125   BayernLB Capital Trust I                            6.20                 -(j)           1,732
        2,500   BNP Paribas Capital Trust(c)                        9.00                 -(j)           2,475
        3,000   BOI Capital Funding Number 3, LP(c)                 6.11                 -(j)           1,275
        2,500   Landsbanki Islands hf, acquired
                  10/12/2007; cost: $1,000(c),(d),(l)               7.43                 -(j)               7
        3,000   Royal Bank of Scotland Group plc                    7.64                 -(j)           1,404
                                                                                                 ------------
                                                                                                        6,893
                                                                                                 ------------
                DIVERSIFIED CAPITAL MARKETS (0.3%)
        7,000   UBS Preferred Funding Trust I(b)                    8.62                 -(j)           6,301
                                                                                                 ------------
                MULTI-LINE INSURANCE (0.4%)
        8,000   ING Capital Funding Trust III(b)                    8.44                 -(j)           6,820
                                                                                                 ------------
                OTHER DIVERSIFIED FINANCIAL SERVICES (0.1%)
        3,000   ZFS Finance USA Trust II(c)                         6.45        12/15/2065              2,625
                                                                                                 ------------
                PROPERTY & CASUALTY INSURANCE (0.1%)
        2,500   Allied World Assurance Holdings Ltd.(b)             7.50         8/01/2016              2,690
                                                                                                 ------------
                REGIONAL BANKS (0.2%)
        3,000   Glitnir Banki hf, acquired 9/11/2006 and
                  10/18/2006; cost: $3,051(c),(d),(l)               7.45                 -(j)               8
        4,500   Unicredito Italiano Capital Trust II(b),(c)         9.20                 -(j)           4,275
                                                                                                 ------------
                                                                                                        4,283
                                                                                                 ------------
                REINSURANCE (0.4%)
        4,000   Max USA Holdings Ltd.(b),(c)                        7.20         4/14/2017              3,384
        4,000   Platinum Underwriters Finance, Inc.(b)              7.50         6/01/2017              4,027
                                                                                                 ------------
                                                                                                        7,411
                                                                                                 ------------
                SPECIALIZED FINANCE (0.1%)
        1,000   QBE Capital Funding II, LP(c)                       6.80                 -(j)             833
        1,670   QBE Insurance Group Ltd.(c)                         5.65         7/01/2023              1,443
                                                                                                 ------------
                Total Specialized Finance                                                               2,276
                                                                                                 ------------
                Total Financials                                                                       39,299
                                                                                                 ------------

================================================================================

70  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                             COUPON                               VALUE
(000)           SECURITY                                            RATE          MATURITY              (000)
-------------------------------------------------------------------------------------------------------------

                MATERIALS (0.3%)
                ----------------
                DIVERSIFIED METALS & MINING (0.3%)
$       2,500   Glencore Finance S.A.                               8.00%                -(j)    $      2,337
        2,700   Glencore Funding, LLC(c)                            6.00         4/15/2014              2,681
                                                                                                 ------------
                Total Materials                                                                         5,018
                                                                                                 ------------
                Total Eurodollar and Yankee Obligations (cost: $55,764)                                51,966
                                                                                                 ------------
                ASSET-BACKED SECURITIES (4.1%)

                FINANCIALS (4.1%)
                -----------------
                ASSET-BACKED FINANCING (4.1%)
          566   Aerco Ltd.(c)                                       0.76(k)      7/15/2025                569
        4,000   AESOP Funding II, LLC(b),(c)                        0.46(k)      3/20/2012              3,816
        3,000   AESOP Funding II, LLC(b),(c)                        9.31        10/20/2013              3,364
          310   Airport Airplanes                                   0.61(k)      3/15/2019                293
        1,500   American Express Credit Account Master Trust(b)     0.51(k)      9/15/2014              1,424
        2,500   American Express Credit Account Master Trust(b),(c) 0.59(k)      9/15/2016              2,297
          927   AmeriCredit Automobile Receivables Trust(b)         1.99(k)      1/12/2012                929
        2,000   AmeriCredit Automobile Receivables Trust(b)         6.96(k)     10/14/2014              2,124
        1,500   Banc of America Securities Auto Trust(b)            5.51         2/19/2013              1,501
        1,500   Bank of America Credit Card Trust(b)                0.53(k)      6/15/2014              1,379
        2,000   Bank One Issuance Trust(b)                          4.77         2/16/2016              2,028
        5,000   Bank One Issuance Trust(b)                          1.04(k)      2/15/2017              4,597
          923   Capital One Auto Finance Trust (INS)                4.71         6/15/2012                932
        1,882   Capital One Auto Finance Trust                      0.27(k)      5/15/2013              1,855
        3,500   Capital One Multi-Asset Execution Trust(b)          6.00         8/15/2013              3,567
        1,050   Citibank Credit Card Issuance Trust(b)              6.95         2/18/2014              1,105
        2,550   Citibank Credit Card Issuance Trust(b)              6.30         6/20/2014              2,629
        3,000   CPS Auto Receivables Trust (INS)(b)                 6.48         7/15/2013              3,102
        3,000   Credit Acceptance Auto Loan Trust(c),(e),(n)        5.68         5/15/2017              3,000
        1,500   Discover Card Master Trust I                        0.48(k)      5/15/2012              1,499
        6,516   GE Capital Credit Card Master Note Trust(b)         0.51(k)      3/15/2013              6,435
        3,000   GE Equipment Midticket, LLC                         0.56(k)      9/15/2017              2,466
          500   Hertz Vehicle Financing, LLC(c)                     5.01         2/25/2011                502
        2,000   Hertz Vehicle Financing, LLC(b),(c)                 5.08        11/25/2011              2,045
        1,399   HSBC Automotive Trust(b)                            4.94        11/19/2012              1,409
        3,000   HSBC Private Label Credit Card Master Note Trust(b) 0.26(k)     12/16/2013              2,994
        7,000   HSBC Private Label Credit Card Master Note Trust    0.35(k)     12/16/2013              6,978
        2,000   Huntington Auto Trust(b),(c)                        4.81         4/16/2012              2,053
        1,475   MBNA Master Credit Card Note Trust(b)               6.80         7/15/2014              1,523
        3,000   Rental Car Finance Corp.(b),(c)                     0.38(k)      7/25/2013              2,592
        1,879   SLM Student Loan Trust                              0.83(k)     10/25/2038              1,418
           72   Triad Automobile Receivables Owners Trust           5.26        11/14/2011                 72

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  71

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                             COUPON                               VALUE
(000)           SECURITY                                            RATE          MATURITY              (000)
-------------------------------------------------------------------------------------------------------------

$       3,000   Triad Automobile Receivables Owners Trust(b)        5.43%        7/14/2014       $      3,048
        1,724   Trinity Rail Leasing, LP(c)                         5.90         5/14/2036              1,624
          992   USXL Funding, LLC (INS)(b),(c)                      5.38(k)      4/15/2014                992
                                                                                                 ------------
                Total Financials                                                                       78,161
                                                                                                 ------------
                Total Asset-Backed Securities (cost: $72,730)                                          78,161
                                                                                                 ------------

                COMMERCIAL MORTGAGE SECURITIES (7.4%)

                FINANCIALS (7.4%)
                -----------------
                COMMERCIAL MORTGAGE-BACKED SECURITIES (7.4%)
        8,045   Banc of America Commercial Mortgage Trust           5.81         7/10/2044              6,304
          996   Banc of America Commercial Mortgage, Inc.           7.20         9/15/2032                999
        2,000   Banc of America Commercial Mortgage, Inc.(b)        4.77         7/10/2043              1,327
        1,200   Banc of America Commercial Mortgage, Inc.           4.95         7/10/2043                809
        3,000   Banc of America Commercial Mortgage, Inc.(b)        5.77(k)      5/10/2045              2,141
        1,175   Banc of America Commercial Mortgage, Inc.           5.68         7/10/2046                937
          638   Bear Stearns Commercial Mortgage Securities, Inc.   4.00         3/13/2040                646
        3,500   Bear Stearns Commercial Mortgage Securities, Inc.   5.69         6/11/2050              3,067
        3,000   Chase Commercial Mortgage Securities Corp.(b)       6.39        11/18/2030              2,982
        4,710   Chase Commercial Mortgage Securities Corp.(b)       7.63         7/15/2032              4,814
        4,268   Chase Commercial Mortgage Securities Corp.(b)       7.32        10/15/2032              4,394
        1,000   Citigroup Commercial Mortgage Trust                 5.23(k)      7/15/2044                477
          860   Citigroup Commercial Mortgage Trust                 5.70        12/10/2049                770
        4,500   Citigroup Commercial Mortgage Trust                 6.10        12/10/2049              3,476
        6,000   Commercial Mortgage Loan Trust(b)                   6.02(k)     12/10/2049              4,417
        5,000   Commercial Mortgage Trust(b)                        4.58        10/15/2037              4,768
        2,500   Credit Suisse Commercial Mortgage Trust             5.83         6/15/2038              1,990
        4,000   Credit Suisse Commercial Mortgage Trust(b)          5.83         6/15/2038              3,499
        1,050   Credit Suisse Commercial Mortgage Trust(b)          5.55         2/15/2039                706
        6,562   Credit Suisse Commercial Mortgage Trust             6.22         2/15/2041              5,884
        2,000   Credit Suisse First Boston Mortgage
                  Securities Corp.(b),(c)                           6.65        12/18/2035              2,023
        2,500   Credit Suisse First Boston Mortgage
                  Securities Corp.(b)                               5.10         8/15/2038              1,937
        2,022   Credit Suisse First Boston Mortgage
                  Securities Corp.                                  7.55         4/15/2062              2,051
        1,000   GE Capital Commercial Mortgage Corp.(b)             6.07         6/10/2038              1,020
        3,355   GE Capital Commercial Mortgage Corp.                5.61        12/10/2049              2,182
        2,500   GMAC Commercial Mortgage Securities, Inc.(b)        4.75         5/10/2043              2,219
          861   Government Lease Trust(c)                           6.48         5/18/2011                888
          473   Greenwich Capital Commercial Funding Corp.          4.02         1/05/2036                476
        1,000   GS Mortgage Securities Corp. II(b),(c)              6.45         8/05/2018              1,014
        2,000   J.P. Morgan Chase Commercial Mortgage
                  Securities Corp.(b)                               4.99         9/12/2037              1,521

================================================================================

72  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                             COUPON                               VALUE
(000)           SECURITY                                            RATE          MATURITY              (000)
-------------------------------------------------------------------------------------------------------------

$         625   J.P. Morgan Chase Commercial Mortgage
                  Securities Corp.                                  5.00%       10/15/2042       $        535
        2,000   J.P. Morgan Chase Commercial Mortgage
                  Securities Corp.(b)                               5.49(k)      4/15/2043              2,119
        3,000   J.P. Morgan Chase Commercial Mortgage
                  Securities Corp.(b)                               5.81         6/12/2043              2,873
        2,000   J.P. Morgan Chase Commercial Mortgage
                  Securities Corp.                                  5.33(k)     12/15/2044              1,186
        2,000   J.P. Morgan Chase Commercial Mortgage
                  Securities Corp.                                  5.33(k)     12/15/2044              1,294
          991   LB-UBS Commercial Mortgage Trust(b)                 4.56         9/15/2026              1,008
        4,000   LB-UBS Commercial Mortgage Trust(b)                 5.87(k)      6/15/2032              4,096
        1,500   Merrill Lynch Mortgage Trust                        5.23(k)     11/12/2037              1,307
        1,000   Merrill Lynch Mortgage Trust                        5.38(k)      1/12/2044                538
        3,500   Merrill Lynch Mortgage Trust                        5.83(k)      6/12/2050              2,949
        7,000   Merrill Lynch Mortgage Trust                        5.69         2/12/2051              6,148
        5,000   Merrill Lynch/Countrywide Commercial
                  Mortgage Trust(b)                                 5.36         8/12/2048              4,571
        3,000   ML-CFC Commercial Mortgage Trust                    5.42         8/12/2048              1,936
        3,000   ML-CFC Commercial Mortgage Trust                    5.96(k)      8/12/2049              2,237
        4,000   ML-CFC Commercial Mortgage Trust(b)                 5.70         9/12/2049              3,180
        4,000   Morgan Stanley Capital I, Inc.(b)                   5.80(k)      8/12/2041              4,369
          878   Morgan Stanley Capital I, Inc.                      5.15         8/13/2042                569
          723   Morgan Stanley Capital I, Inc.                      5.17         8/13/2042                448
        3,000   Morgan Stanley Capital I, Inc.                      5.81        12/12/2049              2,722
        5,000   Mortgage Capital Funding, Inc.(b)                   7.09(k)      6/18/2030              4,963
        2,000   Prudential Mortgage Capital Funding, LLC(b)         6.76         5/10/2034              2,080
        3,969   Wachovia Bank Commercial Mortgage Trust(b)          5.00         7/15/2041              4,009
        4,654   Wachovia Bank Commercial Mortgage Trust(b)          4.66         4/15/2042              4,628
        3,000   Wachovia Bank Commercial Mortgage Trust(b)          4.61         5/15/2044              3,018
        4,500   Wachovia Bank Commercial Mortgage Trust             5.42         1/15/2045              4,262
        4,000   Wachovia Bank Commercial Mortgage Trust(b)          5.50        10/15/2048              4,062
                                                                                                 ------------
                Total Financials                                                                      140,845
                                                                                                 ------------
                Total Commercial Mortgage Securities (cost: $129,857)                                 140,845
                                                                                                 ------------
                U.S. GOVERNMENT AGENCY ISSUES (0.0%)(o)

                INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (0.0%)
        3,952   Government National Mortgage Assn.                  1.76(k)      7/16/2010                 44
                                                                                                 ------------
                MORTGAGE-BACKED PASS-THROUGH SECURITIES (0.0%)
           69   Government National Mortgage Assn. I                6.50         5/15/2023                 74
           64   Government National Mortgage Assn. I                6.50         4/15/2024                 69
           35   Government National Mortgage Assn. I                7.50         3/15/2017                 38
           24   Government National Mortgage Assn. I                7.50         3/15/2017                 26

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  73

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                             COUPON                               VALUE
(000)           SECURITY                                            RATE          MATURITY              (000)
-------------------------------------------------------------------------------------------------------------

$           8   Government National Mortgage Assn. I                8.00%        6/15/2016       $          9
            5   Government National Mortgage Assn. I                8.00         9/15/2016                  5
           14   Government National Mortgage Assn. I                8.00        11/15/2016                 16
           27   Government National Mortgage Assn. I                8.00         3/15/2017                 30
            5   Government National Mortgage Assn. I                8.50         6/15/2016                  5
            5   Government National Mortgage Assn. I                8.50         6/15/2016                  5
           10   Government National Mortgage Assn. I                8.50         7/15/2016                 11
            2   Government National Mortgage Assn. I                8.50         9/15/2016                  2
           16   Government National Mortgage Assn. I                8.50        12/15/2016                 18
            9   Government National Mortgage Assn. I                8.50        12/15/2016                 10
           14   Government National Mortgage Assn. I                8.50         1/15/2017                 16
            1   Government National Mortgage Assn. I                8.50         1/15/2017                  1
            5   Government National Mortgage Assn. I                8.50         2/15/2017                  6
            2   Government National Mortgage Assn. I                9.00         6/15/2016                  2
            2   Government National Mortgage Assn. I                9.00         7/15/2016                  2
            1   Government National Mortgage Assn. I                9.00         8/15/2016                  1
            2   Government National Mortgage Assn. I                9.00         9/15/2016                  2
            1   Government National Mortgage Assn. I                9.00        10/15/2016                  2
           12   Government National Mortgage Assn. I                9.50         9/15/2016                 13
           13   Government National Mortgage Assn. I                9.50        11/15/2016                 15
            3   Government National Mortgage Assn. I                9.50        11/15/2016                  3
            2   Government National Mortgage Assn. I                9.50        11/15/2016                  2
           21   Government National Mortgage Assn. I                9.50         4/15/2017                 22
                                                                                                 ------------
                                                                                                          405
                                                                                                 ------------
                Total U.S. Government Agency Issues (cost: $408)                                          449
                                                                                                 ------------
                U.S. TREASURY SECURITIES (0.0%)

                NOTES (0.0%)
          700   1.00%, 7/31/2011 (cost: $700)                                                             706
                                                                                                 ------------
                MUNICIPAL BONDS (0.3%)

                CASINOS & GAMING (0.2%)
        4,000   Mashantucket (Western) Pequot Tribe, acquired
                  7/29/2005 and 10/05/2009; cost: $3,410(c),(d)     5.91         9/01/2021              2,200
        2,675   Seneca Nation of Indians Capital
                  Improvements Auth.(b)                             6.75        12/01/2013              2,520
                                                                                                 ------------
                                                                                                        4,720
                                                                                                 ------------
                SPECIAL ASSESSMENT/TAX/FEE (0.1%)
        1,710   Erie County Tobacco Asset Securitization Corp.(b)   6.00         6/01/2028              1,341
                                                                                                 ------------
                Total Municipal Bonds (cost: $7,743)                                                    6,061
                                                                                                 ------------
                Total Bonds (cost: $541,853)                                                          589,305
                                                                                                 ------------

================================================================================

74  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                             COUPON                               VALUE
(000)           SECURITY                                            RATE          MATURITY              (000)
-------------------------------------------------------------------------------------------------------------

                MONEY MARKET INSTRUMENTS (1.6%)

                COMMERCIAL PAPER (0.7%)

                FINANCIALS (0.4%)
                -----------------
                ASSET-BACKED FINANCING (0.4%)
$       7,999   Hannover Funding Co., LLC(c),(p)                    0.40%       12/02/2009       $      7,999
                                                                                                 ------------
                INDUSTRIALS (0.3%)
                ------------------
                INDUSTRIAL MACHINERY (0.3%)
        5,000   Eaton Corp.(c),(p)                                  0.27        12/14/2009              4,999
                                                                                                 ------------
                Total Commercial Paper                                                                 12,998
                                                                                                 ------------

-------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
-------------------------------------------------------------------------------------------------------------

                MONEY MARKET FUNDS (0.8%)
   15,984,165   State Street Institutional Liquid Reserve Fund, 0.19%(q)                               15,984
                                                                                                 ------------

-------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000)
-------------------------------------------------------------------------------------------------------------

                U.S. TREASURY BILLS (0.1%)
$         800   1.30%, 12/17/2009(r),(s)                                                                  800
                                                                                                 ------------
                Total Money Market Instruments (cost: $29,782)                                         29,782
                                                                                                 ------------
                SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM
                SECURITIES LOANED (0.7%)

                REPURCHASE AGREEMENTS (0.0%)
          200   Credit Suisse First Boston LLC, 0.16%, acquired on
                  11/30/2009 and due 12/01/2009 at $200
                  (collateralized by $205 of Fannie Mae(o),(+),
                  0.10%(s), due 5/12/2010; market value $205)                                             200
          100   Deutsche Bank Securities, Inc., 0.16%, acquired on
                  11/30/2009 and due 12/01/2009 at $100
                  (collateralized by $97 of U.S. Treasury,
                  2.75%, due 10/31/2013; market value $102)                                               100
                                                                                                 ------------
                Total Repurchase Agreements                                                               300
                                                                                                 ------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  75


================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES          SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

                MONEY MARKET FUNDS (0.7%)
   12,524,106   BlackRock Liquidity Funds TempFund, 0.15%(q)                                     $     12,524
                                                                                                 ------------
                Total Money Market Funds                                                               12,524
                                                                                                 ------------
                Total Short-term Investments Purchased With Cash Collateral
                  From Securities Loaned (cost: $12,824)                                               12,824
                                                                                                 ------------

                TOTAL INVESTMENTS (COST: $1,760,414)                                             $  1,921,589
                                                                                                 ============

-------------------------------------------------------------------------------------------------------------
NUMBER OF
CONTRACTS
-------------------------------------------------------------------------------------------------------------

                PURCHASED OPTIONS (0.1%)
        1,168   Put - Russell 2000 Index expiring December 19, 2009 at 550                                713
        4,414   Put - S&P 500 Index expiring December 19, 2009 at 980                                     971
                                                                                                 ------------

                TOTAL PURCHASED OPTIONS (COST: $2,433)                                           $      1,684
                                                                                                 ============
                WRITTEN OPTIONS (0.3%)
      (1,050)   Call - Russell 2000 Index expiring December 19, 2009 at 620                              (184)
      (4,414)   Call - S&P 500 Index expiring December 19, 2009 at 1,110                               (5,473)
      (4,414)   Put - S&P 500 Index expiring December 19, 2009 at 890                                    (309)
                                                                                                 ------------

                TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED: $12,922)                               $     (5,966)
                                                                                                 ============

-------------------------------------------------------------------------------------------------------------
                                                                                                  UNREALIZED
NUMBER OF                                                                      CONTRACT          APPRECIATION/
CONTRACTS                                                        EXPIRATION      VALUE          (DEPRECIATION)
LONG/(SHORT)    SECURITY                                            DATE         (000)                   (000)
-------------------------------------------------------------------------------------------------------------

                FUTURES (0.0%)
            6   SPI 200 Index Futures                            12/17/2009     $  645           $         16
           16   DJ Euro Stoxx 50 Index Futures                   12/18/2009        673                    (16)
           20   Nikkei 225 Index Futures                         12/10/2009        925                    (72)
                                                                                ------           ------------

                TOTAL FUTURES                                                   $2,243           $        (72)
                                                                                ======           ============

================================================================================

76  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                          VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------------------------
                                                       (LEVEL 1)           (LEVEL 2)       (LEVEL 3)
                                                   QUOTED PRICES   OTHER SIGNIFICANT     SIGNIFICANT
                                               IN ACTIVE MARKETS          OBSERVABLE    UNOBSERVABLE
ASSETS                                      FOR IDENTICAL ASSETS              INPUTS          INPUTS        TOTAL
-----------------------------------------------------------------------------------------------------------------

U.S. Equity Securities:
    Common Stocks                                      $ 530,231             $     -           $   -    $ 530,231
    Preferred Securities                                   3,890               8,874               -       12,764
    Warrants                                                   -                   -               -            -
    Investment Companies                                 147,319                   -               -      147,319
    Hedge Funds                                           46,646                   -               -       46,646

International Equity Securities:
    Common Stocks                                        298,272                   -               -      298,272
    Preferred Securities                                   9,099               3,532               -       12,631
    Rights                                                   312                   -               -          312
    Investment Companies                                 122,176                   -               -      122,176

Precious Metals And Minerals Securities:
    Gold                                                  47,187                   -               -       47,187
    Platinum Group Metals                                  5,391                   -               -        5,391
    Silver                                                 7,045                   -               -        7,045

Real Estate Equity Securities:
    Common Stocks                                         33,095                   -               -       33,095
    Investment Companies                                  26,609                   -               -       26,609

Bonds:
    Corporate Obligations                                      -             311,116               1      311,117
    Eurodollar and Yankee Obligations                          -              51,966               -       51,966
    Asset-Backed Securities                                    -              75,161           3,000       78,161
    Commercial Mortgage Securities                             -             140,845               -      140,845
    U.S. Government Agency Issues                              -                 449               -          449
    U.S. Treasury Securities                                   -                 706               -          706
    Municipal Bonds                                            -               6,061               -        6,061

Money Market Instruments:
    Commercial Paper                                           -              12,998               -       12,998
    Money Market Funds                                    15,984                   -               -       15,984
    U.S. Treasury Bills                                        -                 800               -          800

Short-Term Investments Purchased With
    Cash Collateral From Securities Loaned:
    Repurchase Agreements                                      -                 300               -          300
    Money Market Funds                                    12,524                   -               -       12,524

Purchased Options                                          1,684                   -               -        1,684

Futures*                                                     (72)                  -               -          (72)
-----------------------------------------------------------------------------------------------------------------
Total                                                 $1,307,392            $612,808          $3,001   $1,923,201
-----------------------------------------------------------------------------------------------------------------

*Futures are valued at the unrealized appreciation/depreciation on the investment.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  77

================================================================================

-----------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                          VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------------------------
                                                       (LEVEL 1)           (LEVEL 2)       (LEVEL 3)
                                                   QUOTED PRICES   OTHER SIGNIFICANT     SIGNIFICANT
                                               IN ACTIVE MARKETS          OBSERVABLE    UNOBSERVABLE
LIABILITIES                            FOR IDENTICAL LIABILITIES              INPUTS          INPUTS        TOTAL
-----------------------------------------------------------------------------------------------------------------

Written Options                                         $(5,966)                  $-              $-      $(5,966)
-----------------------------------------------------------------------------------------------------------------

Reconciliation of investments in which significant unobservable inputs (Level 3)
were used in determining value:

-----------------------------------------------------------------------------------------------------------------
                                                                          CORPORATE                  ASSET-BACKED
                                                                        OBLIGATIONS                    SECURITIES
-----------------------------------------------------------------------------------------------------------------

Balance as of May 31, 2009                                                      $ -                        $    -
Net realized gain (loss)                                                          -                             -
Change in net unrealized appreciation/depreciation                               (2)                            -
Net purchases (sales)                                                             -                         3,000
Transfers in and/or out of Level 3                                                3                             -
-----------------------------------------------------------------------------------------------------------------
Balance as of November 30, 2009                                                 $ 1                        $3,000
-----------------------------------------------------------------------------------------------------------------

================================================================================

78  | USAA CORNERSTONE STRATEGY FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

November 30, 2009 (unaudited)

--------------------------------------------------------------------------------

o GENERAL NOTES

  Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

  The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal
  100%. A category percentage of 0.0% represents less than 0.1% of net assets.
  Investments in foreign securities were 27.3% of net assets at November 30,
  2009.

  The Fund may rely on certain Securities and Exchange Commission (SEC)
  exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

o CATEGORIES AND DEFINITIONS

  HEDGE FUNDS -- private investment funds open to a limited range of investors and exempt from certain regulations. Deutsche iGAP Investment Trust, managed by Deutsche Bank Trust Company Americas, invests primarily in a diversified portfolio of short-term money market investments, and long and short positions in exchange-traded equity index and government bond index futures, currency forward contracts, and other derivative instruments.

  EURODOLLAR AND YANKEE OBLIGATIONS -- Eurodollar obligations are dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  79

================================================================================

  Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

  INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) -- represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

  RIGHTS -- enable the holder to buy a specified number of shares of new issues of a common stock before it is offered to the public.

  WARRANTS -- entitle the holder to buy a proportionate amount of common stock at a specified price for a stated period.

o PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

  ADR       American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S.
            dollars.

  iShares   Exchange-traded funds, managed by Barclays Global Fund Advisors
            (BlackRock, Inc. effective December 1, 2009), that represent a portfolio of stocks designed to closely track a specific market index. iShares funds are traded on securities exchanges.

  REIT      Real estate investment trust

  SPDR      Exchange-traded funds, managed by State Street Global Advisers, that represent a portfolio of stocks designed to closely track a specific market index. SPDR is an acronym for the first member of the fund family, Standard & Poor's

================================================================================

80  | USAA CORNERSTONE STRATEGY FUND

================================================================================

            Depositary Receipts, which tracks the S&P 500 Index. SPDRs are traded on securities exchanges.

  CREDIT ENHANCEMENTS -- add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

  (INS)     Principal and interest payments are insured by one of the following:
            AMBAC Assurance Corp., Financial Guaranty Insurance Co., or
            Financial Security Assurance Holdings Ltd. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

O SPECIFIC NOTES

  (a) The security or a portion thereof was out on loan as of November 30, 2009.

  (b) At November 30, 2009, the security, or a portion thereof, is segregated to cover the notional value of outstanding written call options.

  (c) Restricted security that is not registered under the Securities Act of
      1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by
      Rule 144A, and as such has been deemed liquid by USAA Investment
      Management Company (the Manager) under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

  (d) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board of Trustees. The aggregate market value of these securities at November 30, 2009, was $49,142,000, which represented 2.5%
      of the Fund's net assets.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  81

================================================================================

  (e) Security was fair valued at November 30, 2009, by the Manager in accordance with valuation procedures approved by the Board of Trustees.

  (f) Restricted security that is not registered under the Securities Act of
      1933.

  (g) Security, or a portion thereof, is segregated to cover the value of open futures contracts at November 30, 2009.

  (h) Pay-in-kind (PIK) -- security in which the issuer has the option to make interest or dividend payments in cash or in additional securities. The security issued with the interest or dividend payment option usually has the same terms, including maturity date, as the PIK securities.

  (i) At November 30, 2009, portions of these securities were segregated to cover delayed-delivery and/or when-issued purchases.

  (j) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

  (k) Variable-rate or floating-rate security -- interest rate is adjusted periodically. The interest rate disclosed represents the current rate at
      November 30, 2009.

  (l) Currently the issuer is in default with respect to interest and/or principal payments.

  (m) Senior loan (loan) -- is not registered under the Securities Act of 1933.
      The loan contains certain restrictions on resale and cannot be sold publicly. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at November 30, 2009. The weighted average life of the loan is likely to be substantially shorter than the stated final maturity date due to mandatory or optional prepayments.
      Security deemed liquid by the Manager, under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

================================================================================

82  | USAA CORNERSTONE STRATEGY FUND

================================================================================

  (n) At November 30, 2009, the aggregate market value of securities purchased on a when-issued basis was $3,000,000.

  (o) U.S. government agency issues -- mortgage-backed securities issued by
      Government National Mortgage Association (GNMA) and certain other U.S.
      government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by government-sponsored enterprises, indicated with "+", are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the government-
      sponsored enterprises' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

  (p) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933.
      Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933. Section 4(2)
      commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

  (q) Rate represents the money market fund annualized seven-day yield at
      November 30, 2009.

  (r) Security with a value of $800,000 is segregated as collateral for initial margin requirements on open futures contracts.

  (s) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  83

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

November 30, 2009 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including securities
      on loan of $11,743) (cost of $1,760,414)                                 $1,921,589
   Purchased options, at market value (cost of $2,433)                              1,684
   Cash                                                                               743
   Cash denominated in foreign currencies (identified cost of $591)                   597
   Receivables:
      Capital shares sold                                                           1,369
      USAA Investment Management Company (Note 6D)                                  1,241
      Dividends and interest                                                       11,690
      Securities sold                                                              20,459
      Other                                                                            32
                                                                               ----------
         Total assets                                                           1,959,404
                                                                               ----------
LIABILITIES
   Payables:
      Upon return of securities loaned                                             12,824
      Securities purchased                                                         20,958
      Capital shares redeemed                                                       1,416
   Written options, at market value (premiums received of $12,922)                  5,966
   Variation margin on futures contracts                                               17
   Accrued management fees                                                          1,181
   Accrued transfer agent's fees                                                       32
   Other accrued expenses and payables                                                354
                                                                               ----------
         Total liabilities                                                         42,748
                                                                               ----------
            Net assets applicable to capital shares outstanding                $1,916,656
                                                                               ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                             $2,209,437
   Accumulated undistributed net investment income                                 55,722
   Accumulated net realized loss on investments, options, and
      futures transactions                                                       (515,843)
   Net unrealized appreciation of investments, options, and futures contracts     167,310
   Net unrealized appreciation of foreign currency translations                        30
                                                                               ----------
            Net assets applicable to capital shares outstanding                $1,916,656
                                                                               ==========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                 92,721
                                                                               ==========
   Net asset value, redemption price, and offering price per share             $    20.67
                                                                               ==========

See accompanying notes to financial statements.

================================================================================

84  | USAA CORNERSTONE STRATEGY FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended November 30, 2009 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $280)                      $ 11,560
   Interest                                                                 28,719
   Securities lending (net)                                                    191
                                                                          --------
         Total income                                                       40,470
                                                                          --------
EXPENSES
   Management fees                                                           6,663
   Administration and servicing fees                                         1,333
   Transfer agent's fees                                                     3,090
   Custody and accounting fees                                                 589
   Postage                                                                     200
   Shareholder reporting fees                                                   85
   Trustees' fees                                                                5
   Registration fees                                                            17
   Professional fees                                                            78
   Other                                                                        21
                                                                          --------
         Total expenses                                                     12,081
   Expenses reimbursed                                                      (1,509)
                                                                          --------
         Net expenses                                                       10,572
                                                                          --------
NET INVESTMENT INCOME                                                       29,898
                                                                          --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
OPTIONS, FOREIGN CURRENCY, AND FUTURES CONTRACTS
   Net realized gain (loss) on:
      Investments:
         Unaffiliated transactions                                          81,799
         Affiliated transactions (Note 8)                                     (269)
      Foreign currency transactions                                             68
      Options                                                              (28,932)
      Futures transactions                                                     736
   Change in net unrealized appreciation/depreciation of:
      Investments                                                          233,837
      Foreign currency translations                                           (173)
      Options                                                                5,507
      Futures contracts                                                       (452)
                                                                          --------
         Net realized and unrealized gain                                  292,121
                                                                          --------
   Increase in net assets resulting from operations                       $322,019
                                                                          ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  85

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended November 30, 2009 (unaudited), and year ended
May 31, 2009

--------------------------------------------------------------------------------

                                                               11/30/2009      5/31/2009
----------------------------------------------------------------------------------------

FROM OPERATIONS
   Net investment income                                       $   29,898     $   52,545
   Net realized gain (loss) on investments                         81,530       (527,959)
   Net realized gain (loss) on foreign currency transactions           68         (1,146)
   Net realized gain (loss) on options                            (28,932)         5,820
   Net realized gain (loss) on futures transactions                   736         (2,119)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                 233,837       (122,038)
      Foreign currency translations                                  (173)           254
      Options                                                       5,507            217
      Futures contracts                                              (452)           168
                                                               -------------------------
      Increase (decrease) in net assets resulting
         from operations                                          322,019       (594,258)
                                                               -------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                -        (46,508)
                                                               -------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                      110,687        261,778
   Reinvested dividends                                                 -         45,873
   Cost of shares redeemed                                       (120,004)      (306,735)
                                                               -------------------------
      Increase (decrease) in net assets from capital
         share transactions                                        (9,317)           916
                                                               -------------------------
   Net increase (decrease) in net assets                          312,702       (639,850)

NET ASSETS
   Beginning of period                                          1,603,954      2,243,804
                                                               -------------------------
   End of period                                               $1,916,656     $1,603,954
                                                               =========================
Accumulated undistributed net investment income:
   End of period                                               $   55,722     $   25,824
                                                               =========================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                      5,815         15,003
   Shares issued for dividends reinvested                               -          3,022
   Shares redeemed                                                 (6,273)       (17,677)
                                                               -------------------------
      Increase (decrease) in shares outstanding                      (458)           348
                                                               =========================

See accompanying notes to financial statements.

================================================================================

86  | USAA CORNERSTONE STRATEGY FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

November 30, 2009 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 46 separate funds. The information presented in this semiannual report pertains only to the USAA
Cornerstone Strategy Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to achieve a positive, inflation-adjusted rate of return over the long term.

A.  SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1.  Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2.  Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are

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        determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, USAA Investment Management
        Company (the Manager), an affiliate of the Fund, and the Fund's subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadvisers have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the
        Manager, under valuation procedures approved by the Trust's Board of
        Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities.
        In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as
        U.S. market movements) are significant.

    3.  Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4.  Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    5.  Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Trust's
        Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities'

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88  | USAA CORNERSTONE STRATEGY FUND
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        market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    6.  Repurchase agreements are valued at cost, which approximates market value.

    7.  Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded.

    8.  Options are valued by a pricing service at the National Best Bid/Offer
        (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    9.  Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadvisers, if applicable, under valuation procedures approved by the
        Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price.
        Valuing these securities at fair value is intended to cause the Fund's
        NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of

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                                             NOTES TO FINANCIAL STATEMENTS |  89
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        the forces that influenced the market in which the securities are purchased and sold.

B.  FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 -- inputs to the valuation methodology are quoted prices
    (unadjusted) in active markets for identical securities.

    Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices.

    Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    For the securities valued using significant unobservable inputs, market quotations were not available from the pricing services. As such, the securities were valued in good faith using methods determined by the Manager in consultation with the Fund's subadvisers, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The fair value methods included using inputs such as market quotations obtained from the broker-dealers from which the Fund purchased the securities. Refer to the portfolio of investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C.  DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -- On December 1, 2008, the
    Fund adopted an accounting standard that requires qualitative

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    disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements, if any.

    The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade.

    FUTURES CONTRACTS -- The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses.
    When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

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                                             NOTES TO FINANCIAL STATEMENTS |  91
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    OPTION TRANSACTIONS -- The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period.
    Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

    Premiums paid for purchased options are included in the Fund's statement of assets and liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

    Premiums received from writing options are included in the Fund's statement of assets and liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

    In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves selling index call or corresponding ETF options and purchasing index put or corresponding ETF options or put spread options against a highly correlated stock portfolio to

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92  | USAA CORNERSTONE STRATEGY FUND
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    reduce the Fund's volatility. The combination of the diversified stock portfolio with the index call and put options is designed to provide the
    Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on securities indexes or corresponding ETF options are different from options on individual securities in that the holder of the index options contract has the right to receive an amount of cash equal to the difference between the exercise price and the closing price of the underlying index on exercise date. If an option on an index is exercised, the realized gain or loss is determined from the exercise price, the value of the underlying index, and the amount of the premium.

FAIR VALUES OF DERIVATIVE INSTRUMENTS
(IN THOUSANDS)

ASSETS                                 11/30/2009                        5/31/2009
---------------------------------------------------------------------------------------------
                             STATEMENT OF                      STATEMENT OF
DERIVATIVES NOT ACCOUNTED    ASSETS AND                        ASSETS AND
FOR AS HEDGING INSTRUMENTS   LIABILITIES                       LIABILITIES
UNDER STATEMENT 133          LOCATION             FAIR VALUE   LOCATION            FAIR VALUE
---------------------------------------------------------------------------------------------

Equity contracts             Purchased              $1,612*    Purchased             $5,214*
                             options; Net                      options; Net
                             unrealized                        unrealized
                             depreciation of                   depreciation of
                             investments,                      investments,
                             options, and                      options, and
                             futures contracts                 futures contracts
---------------------------------------------------------------------------------------------

*Includes cumulative appreciation (depreciation) of futures contracts as reported in the portfolio of investments. Only current day's variation margin is reported within the statement of assets and liabilities.

LIABILITIES                            11/30/2009                        5/31/2009
---------------------------------------------------------------------------------------------
                             STATEMENT OF                      STATEMENT OF
DERIVATIVES NOT ACCOUNTED    ASSETS AND                        ASSETS AND
FOR AS HEDGING INSTRUMENTS   LIABILITIES                       LIABILITIES
UNDER STATEMENT 133          LOCATION             FAIR VALUE   LOCATION            FAIR VALUE
---------------------------------------------------------------------------------------------

Equity contracts             Written options        $5,966     Payables:             $3,299
                                                               Written options
---------------------------------------------------------------------------------------------

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                                             NOTES TO FINANCIAL STATEMENTS |  93
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    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF CHANGES IN NET
    ASSETS DURING THE SIX-MONTH PERIODS ENDED NOVEMBER 30, 2009, AND
    MAY 31, 2009*
    (IN THOUSANDS)

DERIVATIVES
NOT ACCOUNTED
FOR AS HEDGING     STATEMENT OF                                         CHANGE IN UNREALIZED
INSTRUMENTS        CHANGES IN                                           APPRECIATION
UNDER              NET ASSETS                REALIZED GAIN (LOSS)       (DEPRECIATION)
STATEMENT 133      LOCATION                  ON DERIVATIVES             ON DERIVATIVES
----------------------------------------------------------------------------------------------

                                             11/30/2009  5/31/2009*     11/30/2009  5/31/2009*
----------------------------------------------------------------------------------------------

Equity contracts   Net realized               $(28,196)   $(1,939)        $5,055      $1,735
                   gain (loss) on
                   options and
                   futures transactions/
                   change in net
                   unrealized
                   appreciation/
                   depreciation of
                   options and futures
                   contracts
---------------------------------------------------------------------------------------------

*The statement of changes reflects the year ended May 31, 2009, while the schedule reflects the period December 1, 2008 - May 31, 2009. This accounting standard was effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

D.  FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the
    Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E.  INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis.
    Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

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F.  REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by underlying securities. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party"
    custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

G.  FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1.  Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2.  Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified

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                                             NOTES TO FINANCIAL STATEMENTS |  95

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    from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -- Delivery
    and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested. As of November 30, 2009, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $3,000,000;
    all of which were when-issued securities.

I.  EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the
    Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended November 30,
    2009, brokerage commission recapture credits and custodian and other bank credits reduced the Fund's expenses by less than $500.

J.  INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide

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    general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

K.  USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $750 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from
CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total
(in no event to exceed 0.13% annually of the amount of the committed loan agreement). Prior to September 25, 2009, the maximum annual facility fee was
0.07% of the amount of the committed loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

For the six-month period ended November 30, 2009, the Fund paid CAPCO facility fees of $5,000, which represents 4.3% of the total fees paid to CAPCO by the
USAA funds. The Fund had no borrowings under this agreement during the six-month period ended November 30, 2009.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of May 31, 2010, in accordance with applicable tax law.

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                                             NOTES TO FINANCIAL STATEMENTS |  97
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Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At
May 31, 2009, the Fund had capital loss carryovers of $35,551,000, for federal income tax purposes, which, if not offset by subsequent capital gains, will expire in 2017. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been used or expire.

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the six-month period ended November 30, 2009, the Fund did not incur any income tax, interest, or penalties. As of November 30, 2009, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax years ended May 31, 2006, through May 31, 2009, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 2009, were
$1,558,731,000 and $1,574,993,000, respectively.

As of November 30, 2009, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of November 30,
2009, were $249,031,000 and $88,605,000, respectively, resulting in net unrealized appreciation of $160,426,000.

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For the six-month period ended November 30, 2009, transactions in written call and put options* were as follows:

                                                                       PREMIUMS
                                                       NUMBER OF       RECEIVED
                                                       CONTRACTS        (000's)
                                                       -------------------------
Outstanding at May 31, 2009                             11,164         $  7,726
Options written                                         32,206           31,869
Options terminated in closing purchase transactions    (21,042)         (18,622)
Options expired                                        (12,450)          (8,051)
                                                       -------------------------
Outstanding at November 30, 2009                         9,878         $ 12,922
                                                       =========================

*Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

(5) LENDING OF PORTFOLIO SECURITIES

The Fund, through its third-party securities-lending agent, Wachovia Global
Securities Lending (Wachovia), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned.
Cash collateral is invested in high-quality short-term investments. Cash collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Imbalances in cash collateral may occur on days where market volatility causes security prices to change significantly, and are adjusted the next business day. The Fund and Wachovia retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transaction.
Wachovia receives no other fees from the Fund for its services as securities-
lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.
Wachovia Bank, N.A., parent company of Wachovia, has agreed to indemnify the
Fund against any losses due to counterparty default in securities-lending

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                                             NOTES TO FINANCIAL STATEMENTS |  99
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transactions. For the six-month period ended November 30, 2009, the Fund received securities-lending income of $191,000, which is net of the 20% income retained by Wachovia. As of November 30, 2009, the Fund loaned securities having a fair market value of approximately $11,743,000, which excluded $49,000, of securities on loan that were sold prior to November 30, 2009. The Fund received cash collateral of $12,824,000 for the loans, which was invested in short-term investments, as noted in the Fund's portfolio of investments.

(6) TRANSACTIONS WITH MANAGER

A.  MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the
    Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Trust's Board of
    Trustees. The Manager is also authorized to select (with approval of the
    Trust's Board of Trustees and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the
    Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

    The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Global Flexible Funds Index over the performance period. The Lipper Global Flexible Funds Index tracks the total return performance of the 30 largest funds in the Lipper Global Flexible
    Portfolio Funds category. The performance

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    period for the Fund consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE           ANNUAL ADJUSTMENT RATE
    RELATIVE TO INDEX(1)             AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
    ---------------------------------------------------------------------------
    +/- 1.00% to 4.00%               +/- 0.04%
    +/- 4.01% to 7.00%               +/- 0.05%
    +/- 7.01% and greater            +/- 0.06%

    (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

    The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

    Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Global Flexible Funds Index over that period, even if the Fund had overall negative returns during the performance period.

    For the six-month period ended November 30, 2009, the Fund incurred total management fees, paid or payable to the Manager, of $6,663,000. For the six-month period ended November 30, 2009, the Fund did not incur any performance adjustment.

B.  SUBADVISORY ARRANGEMENTS -- The Manager has entered into investment subadvisory agreements with Batterymarch Financial Management, Inc.
    (Batterymarch), Credit Suisse Asset Management, LLC (Credit Suisse), Credit
    Suisse Securities (USA) LLC (CSSU) for its Volaris Volatility Management
    Group (Volaris Group), and Quantitative Management Associates LLC (QMA),
    under which Batterymarch directs the investment and reinvestment of a portion of the Fund's assets invested

================================================================================

                                            NOTES TO FINANCIAL STATEMENTS |  101

================================================================================

    in U.S. and international stocks (as allocated from time to time by the
    Manager), Credit Suisse directs the investment and reinvestment of a portion of the Fund's assets invested in U.S. stocks (as allocated from time to time by the Manager), Volaris Group directs the investment and reinvestment of the portion of the Fund's assets invested in index options (as allocated from time to time by the Manager), and QMA directs the investment and reinvestment of a portion of the Fund's assets invested in international stocks (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays Batterymarch a subadvisory fee based on the aggregate average net assets that Batterymarch manages in the USAA
    Cornerstone Strategy Fund and the USAA Capital Growth Fund combined, in an annual amount of 0.25% on the first $250 million of assets; 0.21% on assets over $250 million and up to $500 million; and 0.17% on assets over $500 million. For the six-month period ended November 30, 2009, the Manager incurred subadvisory fees for the Fund, paid or payable to Batterymarch, of
    $352,000.

    The Manager (not the Fund) pays Credit Suisse a subadvisory fee in the annual amount of 0.15% of the portion of the Fund's average net assets that
    Credit Suisse manages. For the six-month period ended November 30, 2009, the
    Manager incurred subadvisory fees, paid or payable to Credit Suisse, of
    $250,000.

    The Manager (not the Fund) pays CSSU'S Volaris Group a subadvisory fee based on the total notional amount of the options contracts that CSSU's Volaris
    Group manages in the USAA Balanced Strategy Fund, the USAA Cornerstone
    Strategy Fund, the USAA First Start Growth Fund, the USAA Total Return
    Strategy Fund, and the USAA Global Opportunities Fund, in an annual amount of 0.23% on the first $50 million of the total notional amount; 0.20% on the total notional amount over $50 million and up to $250 million; 0.12% on the total notional amount over $250 million and up to $500 million; 0.10% on the total notional amount over $500 million and up to $2 billion and 0.08% on the total notional amount over $2 billion. The notional amount is based on the daily closing price of the index that underlies the written options strategy for the Fund. For the six-month period

================================================================================

102  | USAA CORNERSTONE STRATEGY FUND

================================================================================

    ended November 30, 2009, the Manager incurred subadvisory fees for the Fund, paid or payable to CSSU's Volaris Group of $341,000.

    The Manager (not the Fund) pays QMA a subadvisory fee in the annual amount of 0.25% of the portion of the Fund's average net assets that QMA manages.
    For the six-month period ended November 30, 2009, the Manager incurred subadvisory fees, paid or payable to QMA, of $290,000.

C.  ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the six-month period ended November 30, 2009, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $1,333,000.

    In addition to the services provided under its Administration and Servicing
    Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended November 30, 2009, the Fund reimbursed the Manager $42,000 for these compliance and legal services.
    These expenses are included in the professional fees on the Fund's statement of operations.

D.  EXPENSE LIMITATION -- The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1.19% of its average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. The Manager may modify or terminate this voluntary agreement at any time. For the six-month period ended November 30, 2009, the Fund incurred reimbursable expenses of $1,509,000, of which $1,241,000 was receivable from the Manager.

E.  TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses.

================================================================================

                                            NOTES TO FINANCIAL STATEMENTS |  103

================================================================================

    The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the six-month period ended November 30, 2009, the Fund incurred transfer agent's fees, paid or payable to SAS, of $3,090,000.

F.  UNDERWRITING SERVICES -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The
    Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the six-month period ended November 30, 2009, in accordance with affiliated transaction procedures approved by the Trust's Board of Trustees, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA funds at the then-current market price with no brokerage commissions incurred.

                                                                   NET REALIZED
                                                   COST TO        GAIN (LOSS) TO
      SELLER                PURCHASER             PURCHASER           SELLER
--------------------------------------------------------------------------------
USAA Cornerstone       USAA High-Yield           $  455,000         $ 186,000
  Strategy Fund          Opportunities Fund

USAA Cornerstone       USAA Intermediate-Term     1,595,000          (455,000)
  Strategy Fund          Bond Fund

(9) SUBSEQUENT EVENTS

Events or transactions that occur after the balance sheet date but before the financial statements are issued are categorized as recognized or non-recognized for financial statement purposes. The Manager has evaluated subsequent events through January 19, 2010, the date the financial statements were issued, and has determined there were no events that required recognition or disclosure in the
Fund's financial statements.

================================================================================

104  | USAA CORNERSTONE STRATEGY FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                             SIX-MONTH
                            PERIOD ENDED
                            NOVEMBER 30,                                  YEAR ENDED MAY 31,
                            ---------------------------------------------------------------------------------------------
                                  2009             2009             2008             2007             2006           2005
                            ---------------------------------------------------------------------------------------------

Net asset value at
  beginning of period       $    17.21       $    24.17       $    28.51       $    26.50       $    26.53     $    25.80
                            ---------------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income            .32              .57              .46              .40              .56            .30(a)
  Net realized and
    unrealized gain (loss)        3.14            (7.02)           (1.16)            4.38             1.68           2.13(a)
                            ---------------------------------------------------------------------------------------------
Total from investment
  operations                      3.46            (6.45)            (.70)            4.78             2.24           2.43(a)
                            ---------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income              -             (.51)            (.44)            (.53)            (.22)          (.45)
  Realized capital gains             -                -            (3.20)           (2.24)           (2.05)         (1.25)
                            ---------------------------------------------------------------------------------------------
Total distributions                  -             (.51)           (3.64)           (2.77)           (2.27)         (1.70)
                            ---------------------------------------------------------------------------------------------
Net asset value at end
  of period                 $    20.67       $    17.21       $    24.17       $    28.51       $    26.50     $    26.53
                            =============================================================================================
Total return (%)*                20.10           (26.39)           (2.79)           18.82(b)          8.67           9.42
Net assets at end
  of period (000)           $1,916,656       $1,603,954       $2,243,804       $2,193,361       $1,712,123     $1,543,380
Ratios to average
  net assets:**
  Expenses (%)(c)                 1.19(d)          1.19             1.19             1.19(b)          1.17           1.18
  Expenses, excluding
    reimbursements (%)(c)         1.36(d)          1.37             1.21             1.19(b)          1.17           1.18
  Net investment income (%)       3.36(d)          3.23             2.06             1.68             2.01           1.15
Portfolio turnover (%)              91              162              175(e)           127              151             65

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.
 ** For the six-month period ended November 30, 2009, average net assets were $1,773,016,000.
(a) Calculated using average shares.
(b) For the year ended May 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.
(c) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly.
    The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                  (.00%)(+)        (.00%)(+)        (.00%)(+)        (.00%)(+)        (.01%)         (.02%)
    (+) Represents less than 0.01% of average net assets.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(e) Reflects increased trading activity due to changes in subadvisers and asset allocation strategies.

================================================================================

                                            NOTES TO FINANCIAL STATEMENTS |  105

================================================================================

EXPENSE EXAMPLE

November 30, 2009 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of June 1, 2009, through
November 30, 2009.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading
"Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this

================================================================================

106 | USAA CORNERSTONE STRATEGY FUND

================================================================================

information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                              EXPENSES PAID
                                   BEGINNING              ENDING              DURING PERIOD*
                                 ACCOUNT VALUE         ACCOUNT VALUE          JUNE 1, 2009 -
                                  JUNE 1, 2009       NOVEMBER 30, 2009      NOVEMBER 30, 2009
                                 ------------------------------------------------------------

Actual                             $1,000.00             $1,201.00                 $6.57

Hypothetical
  (5% return before expenses)       1,000.00              1,019.10                  6.02

* Expenses are equal to the Fund's annualized expense ratio of 1.19%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of 20.10% for the six-month period of June 1, 2009, through November 30, 2009.

================================================================================

                                                          EXPENSE EXAMPLE |  107

================================================================================

TRUSTEES                     Christopher W. Claus
                             Barbara B. Dreeben
                             Robert L. Mason, Ph.D.
                             Barbara B. Ostdiek, Ph.D.
                             Michael F. Reimherr
                             Richard A. Zucker
--------------------------------------------------------------------------------
ADMINISTRATOR,               USAA Investment Management Company
INVESTMENT ADVISER,          P.O. Box 659453
UNDERWRITER, AND             San Antonio, Texas 78265-9825
DISTRIBUTOR
--------------------------------------------------------------------------------
TRANSFER AGENT               USAA Shareholder Account Services
                             9800 Fredericksburg Road
                             San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                State Street Bank and Trust Company
ACCOUNTING AGENT             P.O. Box 1713
                             Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                  Ernst & Young LLP
REGISTERED PUBLIC            100 West Houston St., Suite 1800
ACCOUNTING FIRM              San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                  Under "Products & Services"
SELF-SERVICE 24/7            click "Investments," then
AT USAA.COM                  "Mutual Funds"

OR CALL                      Under "My Accounts" go to
(800) 531-USAA               "Investments." View account balances,
        (8722)               or click "I want to...," and select
                             the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the
Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM;
and (iii) on the SEC's Web site at HTTP://WWW/SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) at USAA.COM; and (ii) on the SEC's Web site at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM;
and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.
Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                               --------------
       San Antonio, TX 78288                                     PRSRT STD
                                                               U.S. Postage
                                                                   PAID
                                                                   USAA
                                                              --------------

>> SAVE PAPER AND FUND COSTS
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   27800-0110                                (C)2010, USAA. All rights reserved.

ITEM 2.  CODE OF ETHICS.

NOT APPLICABLE.  This item must be disclosed only in annual reports.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

NOT APPLICABLE.  This item must be disclosed only in annual reports.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NOT APPLICABLE.  This item must be disclosed only in annual reports.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership  on the  Board  as  independent  directors.  Currently,  there  is no procedure for shareholders to recommend candidates to serve on the Board.

ITEM 11.  CONTROLS AND PROCEDURES

The principal  executive officer and principal  financial officer of USAA Mutual
Funds Trust  (Trust) have  concluded  that the Trust's  disclosure  controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR/S was recorded, processed, summarized  and reported within the time periods  specified in the Securities  and Exchange  Commission's rules and forms,  based upon such  officers'  evaluation  of these  controls and procedures as of a date within 90 days of the filing date of the report.

There  were  no  significant  changes  or  corrective  actions  with  regard  to significant deficiencies or material weaknesses in the Trust's internal controls or in other  factors  that  could  significantly  affect  the  Trust's  internal controls  subsequent  to the date of their  evaluation.  The only  change to the procedures  was to  document  the  annual  disclosure  controls  and  procedures established for the new section of the shareholder reports detailing the factors considered by the Funds' Board in approving the Funds' advisory agreements.

ITEM 12.  EXHIBITS.

(a)(1). NOT APPLICABLE.  This item must be disclosed only in annual reports.

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit
        99.CERT.

(a)(3). Not Applicable.

(b).    Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit
        99.906CERT.

                                   SIGNATURES

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended November 30, 2009

By:*     CHRISTOPHER P. LAIA
         -----------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Assistant Secretary

Date:    01/26/2010
         ------------------------------

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By:*     CHRISTOPHER W. CLAUS
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:    01/27/2010
         ------------------------------

By:*     ROBERTO GALINDO, JR.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    01/27/2010
         ------------------------------

*Print the name and title of each signing officer under his or her signature.